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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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FLUOR CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fluor Corporation
6700 Las Colinas Boulevard
Irving, Texas 75039

March 9, 2017

Dear Stockholder:

        You are cordially invited to attend the Fluor Corporation 2017 annual meeting of stockholders. The meeting will be held on Thursday, May 4, 2017, beginning at 8:30 a.m. Central Daylight Time, at the Fluor Corporation Headquarters at 6700 Las Colinas Boulevard, Irving, Texas 75039. Information about the meeting is presented on the following pages. In addition to the formal items of business to be brought before the meeting, members of management will report on the company's operations and respond to stockholder questions. A map showing the meeting location is included for your convenience on the back page of this booklet.

        We hope that you will be able to attend the meeting. However, whether or not you plan to attend the meeting, we encourage you to review our proxy materials and promptly cast your vote over the Internet or by phone. Alternatively, if you request or receive a paper copy of the proxy materials by mail, you may vote by signing, dating and mailing the proxy card or voting instruction card in the envelope provided. Voting in one of these ways will ensure that your shares are represented at the meeting.

        Thank you for your continued support of Fluor Corporation. I look forward to seeing you on May 4th.

Sincerely,

David T. Seaton Chairman and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 4, 2017

        The annual meeting of stockholders of Fluor Corporation will be held at the Fluor Corporation Headquarters at 6700 Las Colinas Boulevard, Irving, Texas 75039, on Thursday, May 4, 2017, at 8:30 a.m. Central Daylight Time. At the meeting, our stockholders will consider and vote on the following matters:

  1.
  The election of the thirteen directors named in the proxy statement to serve until the 2018 annual meeting of stockholders and until their respective successors are elected and qualified.

  2.
  An advisory vote to approve the company's executive compensation.

  3.
  An advisory vote on the frequency of stockholder advisory votes to approve the company's executive compensation.

  4.
  The approval of the Fluor Corporation 2017 Performance Incentive Plan.

  5.
  The ratification of the appointment by our Audit Committee of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2017.

  6.
  If properly presented at the annual meeting, a stockholder proposal requesting adoption of greenhouse gas emissions reduction goals.

        Stockholders will also act on such other matters as may be properly presented at the meeting or any adjournment or postponement thereof.

        All stockholders of record at the close of business on March 7, 2017 are entitled to receive notice of, and to vote at, the annual meeting. Stockholders are cordially invited to attend the meeting in person; however, regardless of whether you plan to attend the meeting in person, please cast your vote as instructed in the Notice of Internet Availability of Proxy Materials (the "Notice"), by either voting your shares over the Internet or by phone, as promptly as possible. Alternatively, if you wish to receive paper copies of your proxy materials, including the proxy card or voting instruction card, please follow the instructions in the Notice. Once you receive paper copies of your proxy materials, please complete, sign, date and promptly return the proxy card or voting instruction card in the postage-prepaid return envelope provided, or follow the instructions set forth on the proxy card or voting instruction card to authorize the voting of your shares over the Internet or by phone. Your prompt response is necessary to ensure that your shares are represented at the meeting.

By Order of the Board of Directors,

Carlos M. Hernandez Executive Vice President, Chief Legal Officer and Secretary

March 9, 2017
Irving, Texas

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 4, 2017: This proxy statement and the company's 2016 Annual Report to Stockholders are available at www.proxyvote.com.

PROXY STATEMENT

March 9, 2017

        This proxy statement is furnished in connection with the solicitation by the Board of Directors of Fluor Corporation (the "company" or "Fluor") of your proxy for use at the annual meeting of stockholders to be held at the Fluor Corporation Headquarters at 6700 Las Colinas Boulevard, Irving, Texas 75039, on Thursday, May 4, 2017, at 8:30 a.m. Central Daylight Time, or at any adjournment or postponement thereof (the "Annual Meeting"). This proxy statement is first being mailed or made available to stockholders on or about March 9, 2017.

        The current mailing address of the principal executive offices of Fluor Corporation is 6700 Las Colinas Boulevard, Irving, Texas 75039. Please direct any communications to this mailing address.

PROPOSAL 1 — ELECTION OF DIRECTORS

        Each of Peter K. Barker, Alan M. Bennett, Rosemary T. Berkery, Peter J. Fluor, James T. Hackett, Samuel J. Locklear, Deborah D. McWhinney, Armando J. Olivera, Joseph W. Prueher, Matthew K. Rose, David T. Seaton, Nader H. Sultan and Lynn C. Swann has been nominated for election at the Annual Meeting to serve a one-year term expiring at the annual meeting in 2018 and until his or her respective successor is elected and qualified.

        Each of the nominees listed above has agreed to serve as a director of the company if elected. The company knows of no reason why the nominees would not be available for election or, if elected, would not be able to serve. If any of the nominees decline or are unable to serve as a nominee at the time of the Annual Meeting, the persons named as proxies may vote either (1) for a substitute nominee designated by the Board to fill the vacancy or (2) just for the remaining nominees, leaving a vacancy. Alternatively, the Board may reduce the size of the Board.

        Under the standard applicable to the company's director elections, a director must receive the affirmative vote of a majority of the votes cast; except that directors shall be elected by a plurality of the votes cast if as of the record date for such meeting, the number of director nominees exceeds the number of directors to be elected (a situation we do not anticipate). A majority of the votes cast means that the number of shares voted "for" a director nominee must exceed the number of shares voted "against" that director nominee. If an incumbent director is not re-elected, the Governance Committee will consider his or her contingent resignation given prior to the meeting and make a recommendation to the Board on whether to accept or reject the resignation. The Board will then publicly announce its decision regarding whether to accept the resignation and, if not, the reasons why.

Biographical Information, including Experience, Qualifications, Attributes and Skills

        The following biographical information is furnished with respect to each of the nominees for election at the Annual Meeting. The information presented includes information each director has given us about his or her age, all positions he or she holds with the company, his or her principal occupation and business experience for at least the past five years, and the names of other public companies of which he or she currently serves or has served as a director in the last five years. Mr. Fluor is shown as serving from the date of his original election to the Board prior to the company's reverse spin-off transaction in November 2000.

        As discussed further below under "Corporate Governance — Consideration of Director Nominees," the Governance Committee is responsible for reviewing with the Board, on an annual basis (and as needed), the appropriate skills and characteristics required of members of the Board in the context of the current make-up of the Board. The company's directors have experience with businesses that operate in industries in which the company operates, such as oil and gas, power and government contracting, and collectively have additional skills that are important to overseeing the company's business, such as knowledge of financial matters, risk oversight and compliance, and familiarity with non-U.S. markets. The following information highlights the specific experience, qualifications, attributes and skills that our individual directors possess which have led the Governance Committee to conclude that each such individual should continue to serve on the company's Board.

Director Since: 2007 Age: 68 Board Committees: Audit (Chair), Executive and Organization and Compensation Independent: Yes

PETER K. BARKER

Position and Business Experience:

Former California Chairman of JPMorgan Chase & Co., a global financial services firm, from September 2009 until his retirement in January 2013; former Partner at Goldman Sachs & Co., a global investment banking firm, until his retirement in May 2002; joined Goldman Sachs & Co. in November 1971.

Key Attributes, Experience and Skills:

Mr. Barker's vast experience in international financial and banking matters at JPMorgan Chase and Goldman Sachs makes him a valued member of our Board and Audit Committee. His more than 40 years of experience allow him to share insights with the Board on matters such as capital structure, mergers, acquisitions, financings and strategic planning as well as with regard to general business trends and accounting and financial matters.

Other Board Service:

•

Director, Avery Dennison Corporation (Pasadena, California)

•

Director, Franklin Resources, Inc. (San Mateo, California)

Director Since: 2011 Age: 66 Board Committees: Audit, Executive and Governance (Chair) Independent: Yes

ALAN M. BENNETT

Position and Business Experience:

Former President and Chief Executive Officer of H&R Block, Inc., a publicly traded entity providing tax, banking and business and consulting services, from July 2010 until his retirement in May 2011; former Interim Chief Executive Officer of H&R Block, Inc. from November 2007 to August 2008; Senior Vice President and Chief Financial Officer of Aetna, Inc., a provider of health care benefits, from September 2001 to February 2007.

Key Attributes, Experience and Skills:

Mr. Bennett brings to the Board a deep understanding of business operations, finance and sales and marketing, developed through his experience as a former Chief Executive Officer, Chief Financial Officer and Vice President of Sales and Marketing. His leadership roles at H&R Block and Aetna provide the Board with valuable public company insights into business strategy and financial planning. In addition, he brings almost 40 years of experience in accounting and financial matters to our Audit Committee.

Other Board Service:

•

Director, Halliburton Company (Houston, Texas)

•

Director, The TJX Companies, Inc. (Framingham, Massachusetts)

Director Since: 2010 Age: 63 Independent: Yes

ROSEMARY T. BERKERY

Position and Business Experience:

Vice Chair of UBS Wealth Management Americas and Chair of UBS Bank USA, each a wealth management banking business, since March 2010; former Vice Chairman, Executive Vice President and General Counsel of Merrill Lynch & Co., Inc., a global securities and financial services business, from October 2001 to December 2008; joined Merrill Lynch & Co., Inc. in 1983.

Key Attributes, Experience and Skills:

Ms. Berkery's broad range of experience in financial, business and legal matters makes her a valued member of the company's Board. Her experience leading a $50 billion wealth management bank allows her to provide valued counsel on matters such as finance, banking arrangements, global business strategies, marketing and market risks. In addition, her 35 years in the legal field make her an excellent resource to the Board on legal and compliance matters.

Lead Independent Director Director Since: 1984 Age: 69 Board Committees: Executive, Governance and Organization and Compensation (Chair) Independent: Yes

PETER J. FLUOR

Position and Business Experience:

Chairman and Chief Executive Officer of Texas Crude Energy, LLC, an international oil and gas exploration and production company, since 2001; President and Chief Executive Officer of Texas Crude Energy from 1980 to 2001; joined Texas Crude Energy in 1972.

Key Attributes, Experience and Skills:

Mr. Fluor has more than 40 years of experience in the energy industry, currently serving as Chairman and Chief Executive Officer of Texas Crude Energy, LLC. His vast knowledge of the global oil and gas industry and his experience managing international businesses allow him to provide trusted counsel to our Board. In addition, his unique heritage and understanding of our company's legacy, together with his extensive knowledge of our business operations, clients and executives, make him an invaluable asset to our Board.

Other Board Service:

•

Director, Anadarko Petroleum Corporation (The Woodlands, Texas)

•

Former director, Cameron International Corporation (Houston, Texas)

Director Since: 2016 (with previous service from March 2001 to April 2015) Age: 63 Board Committees: Governance and Organization and Compensation Independent: Yes

JAMES T. HACKETT

Position and Business Experience:

Partner, Riverstone Holdings LLC, an energy and power focused private investment firm, since June 2013; former Executive Chairman of Anadarko Petroleum Corporation, an oil and gas exploration and production company, from May 2012 until his retirement in June 2013; former Chief Executive Officer of Anadarko from December 2003 to May 2012.

Key Attributes, Experience and Skills:

Mr. Hackett has extensive knowledge of the global oil and gas industry based on his experience as a former executive of Anadarko Petroleum Corporation. His several decades of executive experience, as well as his experience serving on other public company boards and as Chairman of the Board of the Federal Reserve Bank of Dallas, enable him to provide respected guidance on business strategy and financial matters, as well as perspective about the oil and gas and power markets.

Other Board Service:

•

Director, Enterprise Products Partners, LP (Houston, Texas)

•

Director, National Oilwell Varco (Houston, Texas)

•

Former director, Anadarko Petroleum Corporation (The Woodlands, Texas)

•

Former director, Bunge Limited (White Plains, New York)

•

Former director, Cameron International Corporation (Houston, Texas)

•

Former director, Riverstone Energy Limited (Guernsey)

Director Since: 2017 Age: 62 Board Committees: Audit and Governance Independent: Yes

SAMUEL J. LOCKLEAR III

Position and Business Experience:

President, SJL Global Insights LLC, a global consulting firm specializing in a wide range of security and defense issues and initiatives, since November 2015; Admiral, U.S. Navy (retired), with 39 years of service, including as Commander for the U.S. Pacific Command, Commander of the U.S. Naval Forces Europe and Africa, and Commander of NATO's Allied Joint Forces Command, until his retirement in 2015.

Key Attributes, Experience and Skills:

Admiral Locklear has 40 years of experience with military, security, foreign policy and global business matters. He brings to the Board an international, informed and seasoned set of perspectives, a background in infrastructure and power, and extensive insights on the Asia-Pacific region. In addition, his government background allows him to provide valuable guidance on contracting with the U.S. government.

Director Since: 2014 Age: 61 Board Committees: Audit and Organization and Compensation Independent: Yes

DEBORAH D. MCWHINNEY

Position and Business Experience:

Former Chief Executive Officer (September 2013 to January 2014) and Chief Operating Officer (February 2011 to September 2013) of Global Enterprise Payments at Citigroup Inc., a global financial services company, until her retirement in January 2014; former President, Personal Banking and Wealth Management at Citigroup Inc. from May 2009 to February 2011; former President of Schwab Institutional, a division of Charles Schwab, Inc., from 2001 to 2007, and chair of the Global Risk Committee of Charles Schwab from 2004-2007.

Key Attributes, Experience and Skills:

Ms. McWhinney's leadership experience, with more than 35 years in the finance industry, makes her a valued member of our Board and Audit Committee. Her skills as a former executive for Citi and other banking institutions provide our Board with special insight on matters relating to business strategy, finance, investments and treasury management. In addition, her prior roles on the risk committees at both Citi and Charles Schwab allow her to counsel our Board on risk-related matters.

Other Board Service:

•

Director, Fresenius Medical Care AG & Co. (Bad Homburg, Germany)

•

Director, IHS Markit Ltd. (London, England)

•

Director, Lloyds Banking Group (London, England)

Director Since: 2012 Age: 67 Board Committees: Governance and Organization and Compensation Independent: Yes

ARMANDO J. OLIVERA

Position and Business Experience:

Former President (from June 2003) and Chief Executive Officer (from July 2008) of Florida Power & Light Company, an electric utility that is a subsidiary of a publicly traded energy company, until his retirement in May 2012; joined Florida Power & Light Company in 1972.

Key Attributes, Experience and Skills:

Mr. Olivera's tenure as the former President and Chief Executive Officer of one of the largest electric utilities in the United States provides him with extensive knowledge of financial and accounting matters, as well as a keen understanding of the power industry and its regulations. His experience in the power industry provides particularly valuable insight into our power business. Additionally, his role as a director of other public companies gives him the experience to provide valuable advice to our Board and its committees from a governance and risk perspective.

Other Board Service:

•

Director, Consolidated Edison, Inc. (New York, New York)

•

Director, Lennar Corporation (Miami, Florida)

•

Former director, AGL Resources, Inc. (Atlanta, Georgia)

•

Former director, Florida Power & Light Company (Juno Beach, Florida)

Director Since: 2003 Age: 74 Board Committees: Executive, Governance and Organization and Compensation Independent: Yes

JOSEPH W. PRUEHER

Position and Business Experience:

Former Schlesinger Professor, University of Virginia, from 2009 to August 2011; former Consulting Professor and Senior Advisor, Stanford University, from 2001 to 2008; U.S. Ambassador to the People's Republic of China from 1999 to 2001; Admiral, U.S. Navy (Retired), Commander-in-Chief of U.S. Pacific Command from 1996 to 1999.

Key Attributes, Experience and Skills:

Admiral Prueher has extensive experience with military, security, foreign policy and global business matters. He also has a well-developed engineering background and valuable insights on Asia and contracting with the U.S. government. Due to Admiral's Prueher's ability to provide strategic guidance with respect to our Government business and our business in China, the Board requested, in accordance with our Corporate Governance Guidelines, that Admiral Prueher stand for reelection even though he has surpassed the age of 72.

Other Board Service:

•

Director, Emerson Electric Co. (St. Louis, Missouri)

•

Former director, Amerigroup Corporation (Virginia Beach, Virginia)

•

Former director, Armada Hoffler Properties, Inc. (Virginia Beach, Virginia)

Director Since: 2014 Age: 57 Board Committees: Audit and Organization and Compensation Independent: Yes

MATTHEW K. ROSE

Position and Business Experience:

Executive Chairman, Burlington Northern Santa Fe, LLC, a subsidiary of Berkshire Hathaway Inc. (and former public company) and one of the largest freight rail systems in North America ("BNSF"), since January 2014; former Chairman and Chief Executive Officer of BNSF from March 2002 to January 2014; joined BNSF in 1993.

Key Attributes, Experience and Skills:

Mr. Rose's qualifications to serve on the Board include his extensive leadership experience obtained from overseeing a large, complex and highly regulated organization, his considerable knowledge of operations management and business strategy and his deep understanding of public company oversight. In addition, his experience serving on other public company boards, as well as the board of the Federal Reserve Bank of Dallas, make him a valuable member of our Board.

Other Board Service:

•

Director, AT&T Inc. (Dallas, Texas)

•

Former director, AMR Corporation (Fort Worth, Texas)

Chairman of the Board Director Since: 2011 Age: 55 Board Committee: Executive (Chair) Independent: No

DAVID T. SEATON

Position and Business Experience:

Chairman (since February 2012) and Chief Executive Officer (since February 2011) of Fluor; Chief Operating Officer from November 2009 to February 2011; Senior Group President, Energy and Chemicals, Power and Government from March 2009 to November 2009; Group President, Energy & Chemicals from March 2007 to March 2009; joined Fluor in 1985.

Key Attributes, Experience and Skills:

Mr. Seaton, the company's Chief Executive Officer, brings to the Board extensive leadership experience with, and knowledge of, the company's business and strategy, particularly in the energy and chemicals markets. He has worked (and lived) in many Fluor locations, including the Middle East, and provides insight to the Board on the company's global operations. Additionally, his more than 30 years of service with the company provide the Board with a historical perspective on the company's growth and operations.

Other Board Service:

•

Director, The Mosaic Company (Plymouth, Minnesota)

Director Since: 2009 Age: 68 Board Committees: Audit and Governance Independent: Yes

NADER H. SULTAN

Position and Business Experience:

Senior Partner of F&N Consulting Company, a firm specializing in high-level strategic advice related to the energy industry, since September 2004; former Chief Executive Officer of Kuwait Petroleum Corporation.

Key Attributes, Experience and Skills:

Mr. Sultan brings great insight and high-level strategic contributions to the Board as a result of his more than 45 years of experience in the international energy business, including as a chief executive officer running a national oil company in the Middle East. He provides a valued perspective with regard to national oil companies and the Middle East in terms of business operations, politics and culture. His understanding of the Middle East region is important since it is an area in which we continue to expand our business presence and from which we derive revenue.

Other Board Service:

•

Non-executive chairman of Ikarus Petroleum Industries Company (Kuwait)

Director Since: 2013 Age: 65 Board Committee: Audit and Governance Independent: Yes

LYNN C. SWANN

Position and Business Experience:

Athletic Director at The University of Southern California since July 2016; President, Swann, Inc., a marketing and consulting firm, since 1976; Founder and Managing Director of LS Group, a provider of financial advisory and brokerage services, since 2011; former sports broadcaster for ABC Sports from 1976 to 2006.

Key Attributes, Experience and Skills:

Mr. Swann's broad range of skills includes media and public relations experience, finance knowledge, a diverse business and political background, and management-level decision-making experience. Those skills, along with the experience he has gained as a director of other large public companies, allow him to contribute significantly to the Board and the committees on which he sits.

Other Board Service:

•

Former trustee, American Homes 4 Rent (Agoura Hills, California)

•

Former director, Caesars Entertainment Corporation (Las Vegas, Nevada)

•

Former director, H.J. Heinz Company (Pittsburgh, Pennsylvania)

Board Recommendation

        The Board of Directors recommends a vote FOR the election of all thirteen director nominees.

CORPORATE GOVERNANCE

Corporate Governance Highlights

        Fluor has long believed that good corporate governance practices promote the principles of fairness, transparency, accountability and responsibility and will help manage the company for the long-term benefit of its stockholders. During the past year, we continued to review our corporate governance policies and practices, compare them to those suggested by various commentators on corporate governance and the practices of other public companies and engage with our stockholders on corporate governance issues.

        The following list highlights some of our more recent corporate governance initiatives and core governance values:

        ♦    Proxy Access.    We adopted proxy access bylaws giving stockholders the ability to nominate and include director nominees in the company's proxy materials. Proxy access is available to a stockholder, or group of up to 20 stockholders, that have owned at least 3% of our outstanding shares of common stock for at least three years, and can be used to nominate up to two directors or 20% of the Board (whichever is greater), provided that the requirements of the bylaws are met.

        ♦    Annual Director Elections.    All directors stand for election on an annual basis.

        ♦    Annual Board Evaluations.    We conduct annual evaluations of the Board, its committees and all Board members.

        ♦    Stockholder Right to Call a Special Meeting.    Holders of at least 25% of our outstanding shares of common stock have the right to call a special meeting of stockholders.

        ♦    Majority Voting Provisions.    Our corporate governance documents contain majority (as opposed to supermajority) voting provisions.

        ♦    Director Independence.    All directors, with the exception of our Chairman and Chief Executive Officer, are independent. We also have a Lead Independent Director who presides over executive sessions of the independent directors of the Board and approves agendas and schedules for Board meetings.

        During 2016, our Board reviewed all committee charters and updated the company's Audit Committee and Governance Committee charters. In addition, the Board amended the company's Corporate Governance Guidelines and Code of Business Conduct and Ethics for Members of the Board of Directors. You can access our current committee charters, Corporate Governance Guidelines, Code of Business Conduct and Ethics for Members of the Board of Directors, as well as other information regarding our corporate governance practices, on our website at www.fluor.com under "Sustainability" — "Governance" — "Corporate Governance Documents." Our Code of Business Conduct and Ethics for Fluor employees can be found on our website at www.fluor.com under "Sustainability" — "Ethics and Compliance" — "The Code."

Stockholder Engagement

        Fluor has a long tradition of engaging with its stockholders and being responsive to their perspectives. In addition to our regular investor days organized by Investor Relations, we meet with stockholders on corporate governance and other topics of interest to them. Prior to adopting corporate governance initiatives, including those noted above, we consider the policies of our stockholders and solicit their perspectives on potential courses of action.

        In late 2015 and early 2016, Fluor engaged in outreach to investors on a number of topics, including proxy access and disclosure of political contributions. After considering the feedback we received on proxy access, our Board amended our Bylaws in February 2016 to adopt the proxy access provisions summarized above. A copy of our Amended and Restated Bylaws is available on our website, www.fluor.com.

        Further, in response to stockholder feedback on a proposal requesting disclosure of political contributions, the Board approved an amendment to our political activities policy that, among other things, requires that corporate political contributions be disclosed on a semi-annual basis in reports posted on the company's website. The policy, as well as the first semi-annual report, are available on our website, www.fluor.com, in the "Sustainability — Governance" section.

Board Independence

        In accordance with the New York Stock Exchange listing standards and our Corporate Governance Guidelines, our Board determines annually which directors are independent and, through the Governance Committee, oversees the independence of directors throughout the year. In addition to meeting the minimum standards of independence adopted by the New York Stock Exchange, a director qualifies as "independent" only if the Board affirmatively determines that the director has no material relationship with the company (either directly, or as a partner, stockholder or officer of an organization that has a relationship with the company). A relationship is "material" if, in the judgment of the Board, the relationship would interfere with the director's independent judgment.

        Our Board has adopted director independence standards for assessing the independence of our directors. These criteria include restrictions on the nature and extent of any affiliations the directors and their immediate family members may have with us, our independent accountants, organizations with which we do business, other companies where our executive officers serve as compensation committee members and non-profit entities with which we have a relationship. Our independence standards are included in our Corporate Governance Guidelines, which are available on our website at www.fluor.com under the "Sustainability" — "Governance" section.

        The Board, as recommended by the Governance Committee, has determined that each of the company's current directors and director nominees (other than Mr. Seaton) are independent of the company and its management under New York Stock Exchange listing standards and the standards set forth in our Corporate Governance Guidelines. The Board also determined that each of the members of the Audit, Governance and Organization and Compensation Committees has no material relationship with Fluor and is independent within the meaning of the New York Stock Exchange listing standards and Fluor's director independence standards for such committee.

        In making its independence determination with regard to Ms. Berkery, the Board considered (i) payments in 2014 (as there were no payments in 2015 or 2016) for less than $10,000 in the aggregate to Mayer Brown LLP, where one of Ms. Berkery's brothers is a partner, for services not provided by Ms. Berkery's brother and (ii) payments to PricewaterhouseCoopers ("PWC"), where another of Ms. Berkery's brothers is a partner. With regard to PWC: (i) the fees paid to PWC in each of the last three years were less than .02% of such firm's revenues; (ii) Ms. Berkery's brother is one of over 10,000 partners and 223,000 employees at PWC; (iii) Ms. Berkery's brother does not personally provide services to the company or oversee others who provide such services; and (iv) the company hired PWC prior to Ms. Berkery joining the Board. In addition, it is important to note that Fluor, as a global corporation, and due to various securities regulations and requirements, utilizes multiple accounting firms for different kinds of services and, in fact, retained each of the four major public accounting firms to provide various services during 2016. The Board does not believe that the company's prior use of Mayer Brown or current use of PWC raises any independence concerns with regard to Ms. Berkery. The Board determined that Mr. Seaton is not independent under the New York

Stock Exchange listing standards and our Corporate Governance Guidelines because of his employment as the Chief Executive Officer of the company.

        Finally, the Board reviewed charitable contributions made to non-profit organizations for which Board members (or their respective spouses) serve as an employee or on the board of directors. Specifically, the Board considered that certain directors and/or their family members (Mr. Barker, Mr. Bennett, Ms. Berkery, Mr. Hackett, Admiral Locklear, Ms. McWhinney, Mr. Olivera and Mr. Rose) are affiliated with non-profit organizations that received contributions from the company in 2016, 2015 and/or 2014. No organization received contributions in a single year in excess of $100,000; and therefore these contributions fell below the thresholds of the company's independence standards.

Risk Management Oversight

        As part of its oversight function, the Board monitors how management operates the company. When granting authority to management, approving strategies and receiving management reports, the Board considers, among other things, the risks and vulnerabilities the company faces. In addition, the Board discusses risks related to the company's business strategy at the Board's annual strategic planning meeting. The Board also delegates responsibility for the oversight of certain risks to the Board's committees.

        Under the Audit Committee charter, the Audit Committee is responsible for reviewing and discussing with management the company's most significant risks, methods of risk assessment, risk mitigation strategies, and the overall effectiveness of the company's guidelines, policies and systems with respect to risk assessment and management. In particular, the Audit Committee considers risk issues associated with our overall financial reporting, disclosure process, legal matters, regulatory compliance and information technology, as well as accounting risk exposure and other operational and strategic risks. The Audit Committee is provided quarterly information on the geographic, operational and market risks facing our company. In carrying out its responsibilities related to risk oversight, the Audit Committee meets in executive sessions, at least quarterly, with the Chief Executive Officer, the Chief Financial Officer, the Chief Legal Officer, the Chief Compliance Officer, the head of internal audit and the independent registered public accounting firm to discuss particular risks facing the company.

        The Organization and Compensation Committee is also tasked with certain elements of risk oversight. The Organization and Compensation Committee annually reviews the company's compensation policies and programs, as well as the mix and design of short-term and long-term compensation, to confirm that our compensation programs do not encourage unnecessary and excessive risk taking.

        Finally, the Governance Committee is responsible for overseeing governance issues that may create governance risks, such as board composition, director selection and the other governance policies and practices that are critical to the success of the company. Each of the Audit, Governance and Organization and Compensation Committees report quarterly to the Board regarding the areas they oversee.

Board Leadership

        The Chairman of the company's Board is elected by the Board on an annual basis. The Board, together with the Governance Committee, annually reviews the structure of the Board, and, as set forth in the company's Amended and Restated Bylaws and Corporate Governance Guidelines, the Board is empowered to choose any one of its members as Chairman of the Board. The Board has chosen Mr. Seaton, the company's Chief Executive Officer, to serve as the Chairman of the Board. The Board has determined that Mr. Seaton, the individual with primary responsibility for managing the company's day-to-day operations, is best positioned to chair regular Board meetings and to lead and facilitate discussions of key business and strategic issues. In his role as Chairman, Mr. Seaton presides over Board meetings, provides input on the agenda for each Board meeting and performs such other duties as the Board may request from time to time. However, the Board has also established a Lead Independent Director position, as it believes that the role of Lead Independent Director promotes effective governance when the company has a non-independent Chairman. As discussed below, the Lead Independent Director is elected every three years, and his or her duties are closely aligned with the role of an independent chairman. The Board believes that its current leadership structure provides independent Board leadership and engagement while also offering the benefits described above of having our Chief Executive Officer serve as Chairman.

        In addition, each of the Audit, Governance and Organization and Compensation Committees is composed entirely of independent directors. Consequently, independent directors directly oversee critical matters such as the compensation policy for executive officers, succession planning, our methods of risk assessment and risk mitigation strategies, our Corporate Governance Guidelines, policies and practices, the director nominations process, our corporate finance strategies and initiatives, and the integrity of our financial statements and internal controls over financial reporting.

Lead Independent Director

        To provide for independent leadership, the Board has appointed a Lead Independent Director, whose primary responsibility is to preside over and set the agenda for all executive sessions of the independent directors of the Board. The Lead Independent Director also approves agendas and schedules for meetings of the Board and information sent to the Board, chairs Board meetings in the Chairman's absence, acts as a liaison between the independent directors and the Chairman, provides guidance on the director orientation process for new Board members, consults and communicates with stockholders, as appropriate, and monitors communications to the Board from stockholders and other interested parties. The Lead Independent Director also has the authority to call executive sessions of the independent directors, as needed. In 2015, the independent members of the Board designated Mr. Peter J. Fluor to serve in this position for a three-year term that expires in February 2018.

Board of Directors Meetings and Committees

        During 2016, the Board held five meetings, one of which was an extensive two-day strategic planning session. Each of the directors attended more than 75% of the aggregate number of meetings of the Board and of the Board committees on which he or she served and which were held during the period that each director served.

        As discussed earlier, the Lead Independent Director presides over all executive sessions of the independent directors. Executive sessions of independent directors must take place at each regular Board meeting according to our Corporate Governance Guidelines. During 2016, five executive sessions of the independent directors were held.

        A Board meeting immediately follows the annual meeting. The Board has a policy that directors attend the annual meeting of stockholders each year. All directors serving on the Board at that time attended the 2016 annual meeting of stockholders.

        Our Board has four standing committees:

  •
  Audit;

  •
  Executive;

  •
  Governance; and

  •
  Organization and Compensation.

        Each committee has a charter that has been approved by the Board. With the exception of the Executive Committee, each committee must review the appropriateness of its charter and perform a self-evaluation at least annually. Any recommended changes to the charters are then submitted to the Board for approval.

Audit Committee

Members: • Peter K. Barker, Chair* • Alan M. Bennett* • Samuel J. Locklear • Deborah D. McWhinney • Matthew K. Rose* • Nader H. Sultan • Lynn C. Swann

Each of the directors who serves on the Audit Committee is independent within the meaning set forth in the Securities and Exchange Commission regulations, New York Stock Exchange listing standards and our Corporate Governance Guidelines.

None of the Audit Committee members, except Ms. McWhinney, serve on the audit committees of more than two other public companies. The Board has determined that Ms. McWhinney's service on the other committees does not impair her ability to serve on the Fluor Audit Committee. Ms. McWhinney has finance and risk experience that are highly relevant to the work of the Audit Committee. She is currently retired, does not serve as the chair of any of the committees and has demonstrated that she has sufficient time to devote to the Fluor Audit Committee and the Board.

*Audit Committee Financial Expert, as determined by the Board.

Meetings During Fiscal 2016: Five, including one to review the company's 2015 Annual Report, Form 10-K and proxy materials for the 2016 annual meeting. At the end of each of the four regular meetings of the committee, the members of the Audit Committee met privately with the company's independent registered public accounting firm, and also met with the company's head of internal audit and other members of management.

Key Responsibilities: The responsibilities of the Audit Committee and its activities during 2016 are described in the "Report of the Audit Committee" section of this proxy statement on pages 80-81.

Executive Committee

Members: • David T. Seaton, Chair • Peter K. Barker • Alan M. Bennett • Peter J. Fluor • Joseph W. Prueher

Meetings During Fiscal 2016: One meeting to discuss director evaluations

Key Responsibilities: When the Board is not in session, the Executive Committee has all of the power and authority of the Board, subject to applicable laws, rules, regulations and listing standards of the New York Stock Exchange.

Governance Committee

Members: • Alan M. Bennett, Chair • Peter J. Fluor • James T. Hackett • Samuel J. Locklear • Armando J. Olivera • Joseph W. Prueher • Nader H. Sultan • Lynn C. Swann	Each of the members of the Governance Committee is independent within the meaning set forth in the NYSE listing standards and our Corporate Governance Guidelines.

Meetings During Fiscal 2016: Four

Key Responsibilities: The Governance Committee's primary responsibilities, which are discussed in detail within its charter, are to:
• identify qualified candidates to be nominated for election to the Board and directors qualified to serve on the Board's committees;

•

develop, review and evaluate background information for any candidates for the Board, including those recommended by stockholders, and make recommendations to the Board regarding such candidates. For information relating to nominations of directors by our stockholders, see "— Consideration of Director Nominees" below;

• oversee the independence of directors;

•

develop, implement, monitor and oversee policies and practices relating to corporate governance, including the company's Corporate Governance Guidelines and Code of Business Conduct and Ethics for Members of the Board of Directors; and

• oversee the annual evaluation of the Board, its committees and individual directors.
The Governance Committee has the authority, under its charter, to engage, retain and terminate the services of outside legal counsel, search firms and other advisors.

Organization and Compensation Committee

Members: • Peter J. Fluor, Chair • Peter K. Barker • James T. Hackett • Deborah D. McWhinney • Armando J. Olivera • Joseph W. Prueher • Matthew K. Rose	Each of the members of the Organization and Compensation Committee is independent within the meaning of the NYSE listing standards and our Corporate Governance Guidelines.

Meetings During Fiscal 2016: Six. Each of the four regular meetings included an executive session attended by the committee members and the committee's independent compensation advisor.

Key Responsibilities: The Organization and Compensation Committee's primary responsibilities, which are discussed in detail within its charter, are to:
• review and monitor the company's top level organizational structure and senior management succession planning and recommend the appointment of executive officers and other corporate officers;

•

review and approve corporate goals and objectives relevant to the Chief Executive Officer's compensation, evaluate (in consultation with the other independent directors) the achievement of these goals and recommend the Chief Executive Officer's compensation level to the independent directors;

•

set the overall compensation policy for the executive officers (other than the Chief Executive Officer), including base salary, and annual and long term incentive awards, and approve compensation paid to such officers, considering the recommendations of the Chief Executive Officer; and

• review the compensation for non-management directors.

The responsibilities of our Organization and Compensation Committee and its activities during 2016 are further described in the "Compensation Discussion and Analysis" section of this proxy statement. The Organization and Compensation Committee has the authority under its charter to delegate any portion of its responsibilities to a subcommittee denominated by it when appropriate, but did not do so in 2016.

Compensation Consultant: The Organization and Compensation Committee has the authority under its charter to engage, retain and terminate the services of outside legal counsel, compensation consultants and other advisors. In 2016, the Organization and Compensation Committee again engaged Frederic W. Cook & Co., Inc. to serve as its independent compensation consultant to advise the committee on all matters related to executive and director compensation. The compensation consultant conducts an annual review of the total compensation program for the Chief Executive Officer and other senior management reporting to him and, in doing so, completes a report benchmarking the senior executives against other executives with similar responsibilities in order to assist the Organization and Compensation Committee in making compensation decisions. The 2016 compensation review provided the committee with relevant market data and alternatives to consider when making compensation decisions in 2016 for the Chief Executive Officer and other senior management reporting to him.

Organization and Compensation Committee, Continued

In early 2017, as part of the committee's oversight of certain aspects of risk, the compensation consultant conducted a broad-based review of the company's compensation programs and policies and discussed its findings with the committee, indicating that the company's compensation programs do not encourage behaviors that would create material risk for the company. Frederic W. Cook & Co., Inc. also provided written and verbal advice to the Organization and Compensation Committee at committee meetings, attended executive sessions of the committee to respond to questions, and had individual calls and meetings with the Chair of the committee to provide advice and perspective on executive compensation issues. Frederic W. Cook & Co., Inc. was engaged by, and reports directly to, the committee and does not perform any other services for the company. None of the work of the compensation consultant has raised any conflicts of interest.

Consideration of Director Nominees

  Director Qualifications and Diversity

        The Board of Directors believes that the Board, as a whole, should include individuals with a diverse range of backgrounds and experience to give the Board both depth and breadth in the mix of skills represented for the benefit of our stockholders. As provided in our Corporate Governance Guidelines, while all directors should possess business acumen and must exercise sound judgment in their oversight of our operations, the Board endeavors to include in its overall composition an array of targeted skills that complement one another rather than requiring each director to possess the same skills, perspective and interests. Accordingly, the Board and Governance Committee consider the qualifications of directors and director nominees both individually and in the broader context of the Board's overall composition and the company's current and future needs.

        Our Corporate Governance Guidelines contain Board membership criteria that apply to current directors as well as nominees for director. The Governance Committee is responsible for reviewing with the Board on an annual basis (and as needed) the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board. This annual review takes into consideration issues of diversity of thought and background (including gender, race, ethnicity and age), experience, qualifications, attributes and skills. Certain criteria that our Board looks for in a candidate include, among other things, an individual's business experience and skills, judgment, independence, integrity, reputation and international background, the individual's understanding of such areas as finance, marketing, information technology, regulation and public policy, whether the individual has the ability to commit sufficient time and attention to the activities of the Board, the fit of the individual's skills and personality with those of other directors in building a Board that is effective, collegial and responsive to the needs of the company, and the absence of any potential conflicts with the company's interests. The Board assesses its effectiveness in achieving these goals in the course of assessing director candidates, which is an ongoing process.

  Identifying and Evaluating Nominees for Director

        The Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Governance Committee regularly assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated or otherwise arise, the Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Governance Committee through various means, including current Board members, professional search firms, stockholders or other persons. Candidates are evaluated at meetings of the Governance Committee, and may be considered at any point during the year. The Governance Committee reviews a variety of information about candidates, including materials provided by professional search firms, if applicable, or other parties suggesting the candidate. In evaluating candidates, the Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board. Each of Mr. Hackett and Admiral Locklear was recommended for nomination as a board member by one of the Board's independent directors.

  Stockholder Recommendations

        The policy of the Governance Committee is to consider properly submitted stockholder recommendations for candidates for membership on the Board as described above under "— Identifying and Evaluating Nominees for Director." If a stockholder properly recommends an individual to the Governance Committee to serve as a director, all recommendations are aggregated and considered by the Governance Committee at a meeting prior to the issuance of the proxy statement for our annual meeting. Any materials provided by a stockholder in connection with the recommendation of a director candidate are forwarded to the Governance Committee. In evaluating these recommendations, the Governance Committee assesses candidates in light of the membership criteria set forth under "— Director Qualifications and Diversity" above and the Board's existing composition. Any stockholder wishing to recommend a candidate for consideration by the Governance Committee should submit a recommendation in writing indicating the candidate's qualifications and other relevant biographical information and provide confirmation of the candidate's consent to serve as director. This information should be addressed to Carlos M. Hernandez, Chief Legal Officer and Secretary, Fluor Corporation, 6700 Las Colinas Boulevard, Irving, Texas 75039. Stockholders also have the ability to nominate directors for election in accordance with our Amended and Restated Bylaws. See "Additional Information — Advance Notice Procedures" and "— Proxy Access Procedures" on page 89 of this proxy statement, and Sections 2.04 and 2.10 of our Amended and Restated Bylaws, which are included on our website at www.fluor.com under "Sustainability" — "Governance."

Certain Relationships and Related Transactions

        The company is not aware of any transactions with related persons that would be required to be disclosed.

Review and Approval of Transactions with Related Persons

        The company has adopted a written policy for the approval of transactions to which the company is a party and the aggregate amount involved in the transaction will or may be expected to exceed $100,000 in any calendar year if any director, director nominee, executive officer, greater-than-5% beneficial owner or their respective immediate family members have or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity).

        The policy provides that the Governance Committee reviews certain transactions subject to the policy and determines whether or not to approve or ratify those transactions. In doing so, the committee takes into account, among other factors it deems appropriate, whether the transaction is on terms that are no less favorable to the company than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person's interest in the transaction. In addition, the Board has delegated authority to the Chair of the Governance Committee to pre-approve or ratify transactions where the aggregate amount involved is expected to be less than $1 million. A summary of any new transactions pre-approved by the Chair is provided to the full Governance Committee for its review in connection with each regularly scheduled Governance Committee meeting.

        The Governance Committee has considered and adopted standing pre-approvals under the policy for limited transactions with related persons. Pre-approved transactions include, but are not limited to:

  •
  employment of immediate family members of directors, director nominees, executive officers and greater-than-5% beneficial owners in non-executive positions with the company;

  •
  business transactions with other companies at which a related person's only relationship is as an employee (other than an executive officer) if the amount of business falls below the thresholds in the New York Stock Exchange's listing standards and the company's director independence standards; and

  •
  contributions to non-profit organizations at which a related person's only relationship is as an employee (other than an executive officer) or director if the aggregate amount involved does not exceed the lesser of $1 million or 2% of the organization's consolidated gross annual revenues.

        At least annually, a summary of new transactions covered by the standing pre-approvals described above is provided to the Governance Committee for its review.

Communications with the Board

        Individuals may communicate with the Board and individual directors by writing directly to the Board of Directors c/o Carlos M. Hernandez, Chief Legal Officer and Secretary, Fluor Corporation, 6700 Las Colinas Boulevard, Irving, Texas 75039. Stockholders and other parties interested in communicating directly with the Lead Independent Director or with the independent directors as a group may do so by writing directly to the Lead Independent Director c/o the Chief Legal Officer and Secretary at the above address. The Lead Independent Director will, with the assistance of Fluor's internal legal counsel, be primarily responsible for monitoring any such communications from stockholders and other interested parties to the Board, individual directors, the Lead Independent Director or the independent directors as a group, and provide copies or summaries of such communications to the other directors as he considers appropriate.

        Communications will be forwarded to all directors if they relate to substantive matters and include suggestions or comments that the Lead Independent Director considers to be important for the directors to know. The Board will give appropriate attention to written communications on issues that are submitted by stockholders and other interested parties, and will respond if and as appropriate.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During 2016, Mr. Fluor, Mr. Barker, Mr. Hackett, Ms. McWhinney, Mr. Olivera, Admiral Prueher and Mr. Rose served on the Organization and Compensation Committee. There are no compensation committee interlocks between the company and other entities involving the company's executive officers and directors.

PROPOSAL 2 — ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

        We are asking stockholders to vote on an advisory resolution to approve the company's executive compensation as reported in this proxy statement. As described below in the "Compensation Discussion and Analysis" section of this proxy statement, the Organization and Compensation Committee has structured our executive compensation program to achieve the following key objectives that contribute to the company's long-term success:

Key Objective	Achievement of the Objective

Align Named Executives with Stockholders	•	Annual and long-term incentive programs reward named executives for achievement of short- and long-term goals that enhance stockholder value.
	•	Between 58% and 73% of named executive target total direct compensation is equity-based.
	•	Named executives are expected to hold company shares or units with a value between two and six times their base salary and are prohibited from hedging or pledging company securities.

Pay for Performance	•	85% to 90% of the annual incentive for named executives is tied to company performance, including corporate measures such as net earnings, cash flow from operations and business segment performance.
	•	Long-term incentive payouts under our 2016 Value Driver Incentive Program are tied to earnings per share and return on assets employed, and also are directly related to the stock price.

Attract and Retain Top Talent	•	Total compensation for named executives is targeted at the 50th percentile of the peer group.

        We urge stockholders to read the "Compensation Discussion and Analysis" beginning on page 21, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and related compensation tables and narrative appearing on pages 41 through 56, which provide detailed information on the compensation of our named executives. The Organization and Compensation Committee and the Board of Directors believe that the policies and procedures articulated in the "Compensation Discussion and Analysis" are effective in achieving our goals and that the compensation of our named executives reported in this proxy statement has supported and contributed to the company's success.

        In accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as a matter of good corporate governance, we are asking stockholders to approve the following advisory resolution at the Annual Meeting:

        RESOLVED, that the stockholders of Fluor Corporation (the "Company") approve, on an advisory basis, the compensation of the Company's named executives as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables and narrative in the Proxy Statement for the Company's 2017 Annual Meeting of Stockholders.

        This advisory resolution, commonly referred to as a "say on pay" resolution, is non-binding on the Board. Although non-binding, the Board and the Organization and Compensation Committee will review and consider the voting results when evaluating our executive compensation program. An advisory stockholder vote on the frequency of stockholder votes to approve executive compensation is required to be held at least once every six years. The company last held an advisory vote on frequency in 2011. After consideration of the vote of stockholders at the 2011 annual meeting of stockholders and other factors, the Board decided to hold advisory votes to approve executive compensation annually until the next advisory vote on frequency. The advisory vote on frequency is presented as Proposal 3 below. Unless the Board modifies its policy on the frequency of future advisory votes to approve executive compensation after taking into consideration the stockholders' vote on Proposal 3 below, the next advisory vote to approve executive compensation will be held at the 2018 annual meeting of stockholders.

Board Recommendation

        The Board of Directors recommends a vote FOR the approval of the advisory resolution to approve executive compensation.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        This Compensation Discussion and Analysis describes the principles, objectives and features of the compensation program, as well as the decisions made under this program in 2016, for our named executive officers (referred to herein as the "named executives"). For 2016, our named executives were our Chairman and Chief Executive Officer, our Chief Financial Officer and the other three individuals included in the Summary Compensation Table on page 41.

Executive Summary

        Our executive compensation program is designed to motivate excellent performance and to create alignment with company performance. In 2016, the markets we serve faced many uncertainties and challenges. Specifically, lower commodity prices continued to impact many of our clients' cash flows and, therefore, their ability to fund projects. In addition, we faced execution challenges on one of our projects that negatively impacted our earnings. This disappointing performance is reflected in the payouts for the named executives' annual incentive awards, which averaged 71% of target, and will also negatively impact payments under our Value Driver Incentive ("VDI") plan when those goals are measured at the end of the three-year performance period. These actual and potential payouts and our realizable pay analysis on page 23 demonstrate our pay for performance alignment and commitment. The Organization and Compensation Committee (the "Committee") did not make any changes to base salaries or target bonus opportunities for 2016, leaving them consistent with 2015 levels. However, the Committee did make revisions to the 2016 VDI plan that are intended to keep named executives focused on goals that create stockholder value throughout a challenging business environment while also ensuring goals remain relevant on a year-to-year basis.

  Overview of Fiscal 2016 Business Results

        Despite the challenges we faced in 2016, we built upon our backlog across a diverse set of clients and end markets, and we furthered our progress on our goal of providing more integrated solutions for our clients. We also remained focused on our cash flow generation and our core value of safety.

        New Awards and Backlog.    New awards in 2016 were strong, totaling $21.0 billion across our business lines. We ended 2016 with a consolidated backlog of $45.0 billion, which is level with $44.7 billion in backlog at the end of 2015, despite the challenging market and lack of capital spending in the commodities industries.

        Integrated Solutions and Capital Efficiency.    Our clients continue to seek greater capital efficiency as well as cost and schedule certainty. In 2016, we took deliberate steps to add to our capabilities in areas that enhance our ability to provide capital efficient solutions across the full life cycle of a project — specifically, fabrication, self-perform construction, supply chain, and operations and maintenance services. To further this strategy, we completed our acquisition of Stork Holding B.V., allowing us to expand our operations and maintenance offerings, thereby strengthening our ability to provide complete life cycle services to our clients around the world. We also significantly expanded our fabrication capabilities for onshore and offshore projects globally through our joint venture with China Offshore Oil Engineering Co. Ltd., which owns and operates one of the world's largest fabrication yards, located in Zhuhai, China.

        Cash Flow From Operations.    In 2016, we remained focused on generating positive cash flow from operations and maintaining our strong balance sheet to support sustaining operations and future growth. At the end of 2016, we had $2.1 billion in cash and marketable securities, after returning $118 million in dividends to stockholders.

        Safety.    We have a deep commitment to providing a safe workplace for our employees and subcontractors. In 2016, we improved our performance against leading indicators of safety, which will position us well as we continue to drive a world-class safety culture in 2017 and beyond.

        Earnings and Earnings Per Share ("EPS").    Net earnings attributable to Fluor from continuing operations were $281 million (or $2.00 per diluted share), down from $418 million (or $2.85 per diluted share) in 2015. Earnings results include transaction, integration and other costs associated with the acquisition of Stork Holding B.V., other organizational realignment expenses, and the impact of adverse tax effects arising from new tax regulations issued at the end of 2016. Results for the year also reflect a continued weakness in commodity prices throughout much of 2016, as well as a $170 million after-tax charge relating to forecast revisions for cost increases on a petrochemical project in the Energy, Chemicals & Mining segment.

  Performance-Based Compensation

        Our overriding objective is to pay for performance. As shown in the charts below, for 2016, 89% of our Chief Executive Officer's target total direct compensation ("TDC"), and approximately 81% (on average) of the other named executives' target TDC, was in the form of annual or long-term incentives, the value of which is variable (depending on either performance and/or the price of the company's stock).

        For 2016, our long-term incentives include a mix of restricted stock units ("RSUs") and stock-based performance awards under our VDI program, which were granted to named executives in equal proportions based on the estimated grant date value. The VDI awards are paid in stock and have performance targets calculated over a three-year period tied to average annual EPS and average annual return on operating assets employed ("ROAE").

        Our annual incentives are paid in cash and are based primarily on the achievement of pre-established financial and operational performance goals for each year.

CEO Target TDC(1)	Other Named Executives' Target TDC(1)

(1)
TDC consists of base pay, target annual incentive, and long-term incentive values at the time of grant.

  Realizable Pay for our Chief Executive Officer

        The chart below illustrates our Chief Executive Officer's "realizable" compensation as compared to his target TDC, averaged over the last three fiscal years. We believe that it is important to show realizable compensation because it provides valuable supplemental information to assist our stockholders in understanding our executive compensation program. Realizable compensation shows the value of the compensation our Chief Executive Officer actually earned or could expect to earn as of the end of 2016, while target TDC represents his target compensation opportunity at the time of grant.

        While both target TDC and realizable compensation include actual base salaries, realizable compensation reflects both (i) performance against goals that impact annual incentives and VDI awards and (ii) stock price. On average, over the last three years, our annual incentives have paid out close to target, demonstrating that we have performed reasonably well against challenging goals in a difficult economic environment. By comparison, the realizable value of our long-term incentives is significantly below the target opportunity due to a combination of both performance and stock price. For example, none of the options granted to named executives in the last three years have any value. As shown in the graph below, average realizable compensation for our Chief Executive Officer for the three-year period was 24% lower than his target TDC, which we believe demonstrates strong alignment between our compensation program and the interests of our stockholders.

CEO Target TDC and Realizable Pay
3-Year Average (2014 - 2016)

  (1)
  Target TDC consists of (i) actual base salary; (ii) target annual incentive; and (iii) the value of all long-term incentives on the date of grant.

  (2)
  Realizable pay includes: (i) actual base salary; (ii) actual annual incentive paid; (iii) the value of options on the date of exercise (if exercised), or on December 31, 2016 (if unexercised); (iv) the value of other long-term incentive awards on the vesting date (if vested) or on December 31, 2016 (if unvested), as further discussed in the Outstanding Equity Awards at 2016 Fiscal Year End table on pages 46-47.

  Compensation Actions for 2016

        In making decisions regarding the compensation opportunities for the named executives in 2016, the Committee took into account market conditions and performance, and also considered market data for our compensation peer group (as described on page 36, the "Compensation Peer Group") and general industry peers. The Committee took the following specific actions with respect to named executive compensation for 2016:

  •
  Approved 2016 base salaries that were the same as 2015 base salaries;

  •
  Approved 2016 target bonus percentages that were the same as 2015 target bonus percentages, while maintaining the design of the annual incentive program;

  •
  Increased the percentage of long-term incentive awards granted in the form of performance-based VDI awards to one half of the total long-term incentive award and granted the other half in RSUs;

  •
  Made the 2016 RSU grants and VDI awards subject to a three-year post-vest holding requirement; and

  •
  For the 2016 VDI awards, changed the performance measurement for EPS to three one-year periods, rather than a cumulative three-year period, to provide greater precision and rigor in goal setting in a volatile market for currency exchange rates, commodity prices and other economic factors that are outside our control.

  Corporate Governance Highlights

        Our executive compensation policies reflect our strong focus on sound corporate governance. As in prior years, the following practices and policies were in effect during 2016:

What we do	What we do not do

✓

We maintain robust stock ownership guidelines, including a 6x base salary requirement for the Chief Executive Officer.

✓

We maintain a clawback policy for performance-based compensation.

✓

We design compensation programs that do not encourage imprudent risk-taking; and the Committee conducts an annual compensation risk assessment.

✓

We engage an independent compensation consultant for our fully independent Committee.

✓

We prohibit hedging, pledging and short-term trading of company stock.

✗

We do not provide single trigger change in control agreements.

✗

We do not have excise tax gross-ups for change in control agreements.

✗

We do not allow repricing of stock options without stockholder approval.

✗

We do not allow the payment of dividends or dividend equivalents on unvested performance awards.

✗

We do not have individual employment agreements for our executive officers.

How Named Executive Compensation is Tied to Performance

        We use a balanced approach to compensation with a variety of pay elements to reward the achievement of both short-term and long-term goals, the majority of which are directly linked to performance as described in the table below:

Component	Primary Purpose	Linkage to Performance
Base Salaries	Provide a market competitive, stable level of income to attract and retain top talent

➤

Individual responsibility, performance and contributions to the company, overall salary movements in the Compensation Peer Group and the company's salary budget are considered by the Board or the Committee, as applicable, in determining an appropriate salary adjustment each year

Annual Incentive Awards	Provide annual cash compensation for achievement of performance goals that drive near-term objectives and support long-term company value:

•

Net earnings

•

Cash flow from operations

•

Safety

•

Strategic operating objectives

➤

Annual forecasts of net earnings and other factors are made at the beginning of each fiscal year, and are used to set the target achievement levels for the annual incentive awards

➤

The annual incentive awards are completely at risk, depending on the level of performance against the criteria

Long-Term Incentives	Value Driver Incentive Performance Units
Provide a stock-based long-term retention vehicle that is linked to performance measures that focus named executives on the creation of long-term company value

➤

Forecasts for the performance measures are made at the beginning of each year, and performance units are earned to the extent those expectations are met, on average, over a three-year period

➤

VDI awards are earned and vest at the end of a three-year performance period and are required to be held for another three years after vesting, aligning the interests of executives with those of our stockholders by focusing the executives on the company's financial performance over a multi-year period

➤

The units are completely at risk, depending on our performance against the relevant measures (and our stock price)

Component	Primary Purpose	Linkage to Performance
Stock Options
Provide a long-term retention vehicle that is directly linked to stockholder value creation over time

➤

Although no stock options were granted in 2016, they typically vest in equal thirds over three years, aligning the interests of executives with those of our stockholders by focusing the executives on long-term stockholder value creation

➤

The options are completely at risk, attaining value only if our stock price grows over the initial grant price

Restricted Stock Units
Provide a long-term equity ownership and retention vehicle that is directly linked to stockholder value creation over time

➤

RSUs vest in equal thirds over three years and are required to be held for another three years after vesting, aligning the interests of executives with those of our stockholders by focusing the executives on the company's financial performance over a multi-year period

➤

The value of the RSUs is at risk, increasing or decreasing with our stock price over the vesting period

Components of 2016 Named Executive Compensation

  Base Salaries

        The company provides named executives with base salaries that provide a competitive, stable level of income, since most other elements of their compensation are at-risk based on company performance. In determining base salaries for positions held by named executives, the Committee generally targets the 50th percentile (i.e., the median) for similar types of executives within the Compensation Peer Group. Base salaries may deviate from the median to attract key talent and for named executives with varying levels of experience or specialized duties or skill sets. The Committee reviews base salaries for named executives annually and upon a change in responsibilities.

        In evaluating the Chief Executive Officer's base salary and his recommendations for the base salaries of the other named executives, the Committee considered the following factors during its 2016 annual review:

  •
  the Compensation Peer Group data and other general industry survey data for comparable positions;

  •
  individual level of responsibility, performance and contributions to the company;

  •
  internal pay equity based on relative duties and responsibilities; and

  •
  the company's 2016 salary budget.

        The 2016 base salaries for the named executives did not change from 2015 and were as follows:

Named Executive	2016 Base Salary
David T. Seaton	$1,295,000
Biggs C. Porter	$841,300
Peter Oosterveer	$700,000
Carlos M. Hernandez	$630,000
Bruce A. Stanski	$600,000

        For 2016, the base salaries for Mr. Seaton, Mr. Oosterveer, Mr. Hernandez and Mr. Stanski approximated or were slightly lower than the median of the Compensation Peer Group. Mr. Porter's base salary was in the top quartile of chief financial officers within the Compensation Peer Group, reflecting his years of experience in numerous finance positions (including chief financial officer) and the salary we originally offered to recruit him to the company.

  Annual Incentive Awards

        Cash-based annual incentives are provided to motivate and reward named executives for achieving annual performance objectives. Each named executive participates in the Fluor Corporation Amended and Restated 2008 Executive Performance Incentive Plan (the "Performance Plan") and has a target annual incentive amount, established as a percentage of annual base salary. This percentage reflects each executive's respective organizational level, position and responsibility for achievement of the company's strategic goals, and aligns with market practice.

        For 2016, target bonus percentages for Messrs. Seaton, Oosterveer and Stanski approximated the median target bonus percentages for executives with similar job responsibilities within the Compensation Peer Group, while the target bonus percentages for Messrs. Porter and Hernandez were below the median. None of the target bonus percentages for named executives changed from 2015.

        The target annual incentives for 2016 for each named executive were as follows:

Named Executive	Percentage of Base Salary	Target Annual Incentive Amount

David T. Seaton	145%	$1,878,000

Biggs C. Porter	85%	$715,200

Peter Oosterveer	100%	$700,000

Carlos M. Hernandez	85%	$535,500

Bruce A. Stanski	85%	$510,000

        A named executive may receive from zero to 200% of the target annual incentive amount, depending on whether the company and the named executive meet, fail to meet or exceed certain performance measures relating to overall company performance, the individual's own performance and, for Messrs. Oosterveer and Stanksi, the performance of the business operations they oversee. The types of measures and relative weightings of those measures are determined by the Committee each year and are tailored to the named executive's position and organizational responsibility. The performance measures have remained fairly consistent over the past five years, but, in 2015, the Committee replaced ROAE with cash flow from operations in light of its determination to include ROAE as a performance measure under the VDI program, as discussed further below. The Committee has also adjusted the measures' relative weightings from time to time to reflect the Committee's emphasis on particular goals.

        When determining the performance measures, the Committee considers the company's annual operating plan and strategic priorities for the upcoming year, as well as the company's performance in the previous year. The performance measures are all objective except for the individual performance measure, which is subjective and not subject to specific targets. The use of multiple financial goals prevents an overemphasis on any one financial metric and together focus the named executives on key areas of importance to the company. The measures, along with their respective weightings, for each named executive were as follows:

2016 Measure	David T. Seaton	Biggs C. Porter	Peter Oosterveer	Carlos M. Hernandez	Bruce A. Stanski

Corporate Net Earnings	60%	55%	35%	55%	35%

Cash Flow from Operations	20%	20%	20%	20%	20%

Safety(1)

Days Away, Restricted and Transfer Incidence Rate	3%	3%	3%	3%	3%

Total Recordable Case Incidence Rate	3%	3%	3%	3%	3%

HSE Audit Score	4%	4%	4%	4%	4%

Energy, Chemicals & Mining, Industrial, Infrastructure & Power, Power Services and AMECO EBIT (Segment Profit)(2)	—	—	20%	—	—

Government EBIT (Segment Profit)	—	—	—	—	20%

Individual Performance	10%	15%	15%	15%	15%

(1)
For all executives other than Mr. Oosterveer and Mr. Stanski, the achievement of each safety measure is based on corporate performance. For Mr. Oosterveer, the achievement of each safety measure is based on the average performance of the operations for which he was responsible (i.e., Energy, Chemicals & Mining, Industrial, Infrastructure & Power (excluding the operations of NuScale Power, LLC), Power Services and AMECO). For Mr. Stanski, the achievement of each safety measure is based on the performance of the Government group.

(2)
The EBIT (segment profit) measure is a combination of Energy, Chemicals & Mining, Industrial, Infrastructure & Power, Power Services and AMECO EBIT (segment profit), excluding the effects of NuScale Power, LLC, which Mr. Oosterveer did not oversee.

Performance Measures for 2016

        The performance measures for the 2016 annual incentive awards for the named executives are described below.

        Corporate net earnings.    Corporate net earnings is defined as the amount of net earnings attributable to Fluor from continuing operations set forth in our financial statements. When establishing corporate net earnings targets for 2016, the Committee determined that the following items would be excluded from net earnings for purposes of determining achievement of the target: the financial impact of any acquisition activity (including integration costs and other expenses), expenses associated with restructuring programs and unusual expenses outside the normal course of business. As a result, the financial impact of Stork Holding B.V., which was acquired in 2016 and not considered when setting the targets, certain expenses associated with company restructuring activities and the impact of year-end changes to U.S. tax regulations have been excluded from the earnings calculation.

        Cash Flow From Operations.    Cash flow from operations is defined as total segment profit plus the fiscal year change in the business unit project working capital accounts (accounts receivable, work in progress, advance billings and accounts payable). When setting targets, the Committee determined to exclude the financial impact of any acquisition from this measure as well. Thus, the financial results of Stork Holding B.V. are not included for purposes of determining the achievement of the targets for this measure.

        Safety.    Safety consists of three distinct measures: (i) Fluor's days away, restricted and transfer ("DART") incidence rate, (ii) Fluor's total recordable case incidence rate and (iii) Fluor's health, safety and environmental ("HSE") audit score. Safety metrics for 2016 exclude the operations of Stork Holding B.V. and COOEC Fluor Heavy Industries Co., Ltd., which were acquired or formed in 2016, and two contracts for which the company assumed responsibility in early 2016, in accordance with the Committee's directions when setting targets. Fluor's DART incidence rate is defined as a work-related injury or illness that involves days away from work beyond the day of injury or onset of the illness or otherwise results in a work restriction or work transfer. Fluor's total recordable case incidence rate is defined as a work-related injury or illness that results in one or more of the following: days away from work, restricted work or transfer to another job, medical treatment beyond first aid, loss of consciousness, a significant injury or illness diagnosed by a physician or other licensed health care professional, or death. Incidence rates for both measures represent the number of recordable cases per 100 full-time workers (working 40 hours per week, 50 weeks per year), and are calculated using the following equation:

Fluor's HSE audit score measures our performance against approximately 60 leading indicators in the critical areas that drive performance and safety on our projects. Each indicator is given a score by the HSE corporate audit team based on project performance, with the overall score being the average of the scores for all indicators across a sampling of projects and joint ventures in all business lines. The company audits only those joint ventures for which the company has sole or joint HSE responsibilities for program development and work control.

        Group EBIT (Segment Profit).    Group Earnings Before Interest and Tax ("EBIT"), the profit measure used for compensation purposes, is typically the same as segment profit, the profit measure reported externally in our financial statements. Segment profit is calculated as revenue less cost of revenue and earnings attributable to noncontrolling interests excluding: corporate general and administrative expense; interest expense; interest income; domestic and foreign income taxes; other non-operating income and expense items; and loss from discontinued operations. Group segment profit results can be found on page F-47 of our annual report on Form 10-K as filed with the Securities and Exchange Commission on February 17, 2017. In 2016, the group EBIT goals were reclassified to be consistent with segment reporting changes reflected in our financial statements. The group EBIT (segment profit) measure for Mr. Oosterveer excludes the effects of NuScale Power, LLC, since he was not responsible for those operations.

        Individual Performance.    For all named executives other than the Chief Executive Officer, the individual measure is given a rating based on subjective evaluations and recommendations by the Chief Executive Officer, although ultimately subject to the discretion of the Committee. In the case of the Chief Executive Officer, individual performance is assessed by the independent directors of the Board.

2016 Annual Incentive Determination

        The performance ranges for each of the measures applicable to our named executives, together with the actual achievement of the measures, are presented in the table below. Based on performance, annual incentive award cash payouts averaged 71% of target for named executives, which is significantly lower than the 2015 payout percentage.

		2016 Performance Ranges

Measure (dollars in millions)	2016 Actual Achievement	Minimum	Target	Maximum

		(.25/.50 rating)(1)	(1.0 rating)	(2.0 rating)

Corporate Net Earnings	$380.1(2)	$374.5	$508.3 - $561.8	$615.3

Cash Flow from Operations	$909.8	$684.6	$880.3 - $1,075.9	$1,271.5

Safety

Days Away, Restricted and Transfer Incidence Rate	.15(3)	.21	.18	.09

Total Recordable Case Incidence Rate	.43(3)	.55	.45	.25

HSE Audit Scores	85.8%(3)	70%	80%	90%

Energy, Chemicals & Mining, Industrial, Infrastructure and Power, Power Services and AMECO Group EBIT (Segment Profit)	$669.6	$691.0	$987.2	$1,135.3

Government EBIT (Segment Profit)	$85.1	$52.5	$75.0	$86.3

(1)
The minimum rating for Corporate Net Earnings and Cash Flow from Operations is .25, and the minimum rating for Safety and Group EBIT (Segment Profit) is .50. The minimum rating level for each goal is required to be satisfied before there is any payout for the performance measure.

(2)
The amount shown is for net earnings attributable to Fluor from continuing operations, excluding the financial impact of Stork Holding B.V. (including adverse tax effects and integration and restructuring expenses), certain expenses associated with company restructuring activities and the impact of year-end changes to U.S. tax regulations.

(3)
The amounts shown in the table are for corporate achievement. For Mr. Oosterveer, the achievement of each safety measure is based on the average performance of the operations for which he was responsible (i.e., Energy, Chemicals & Mining, Industrial, Infrastructure & Power (excluding the operations of NuScale Power, LLC), Power Services and AMECO) and are as follows: (i) Days Away, Restricted and Transfer Incidence Rate — .13; (ii) Total Recordable Case Incidence Rate — .43; and (iii) HSE Audit Scores — 86.1%. For Mr. Stanski, the achievement of each safety measure is based on the performance of the Government group and are as follows: (i) Days Away, Restricted and Transfer Incidence Rate — .21; (ii) Total Recordable Case Incidence Rate — .41; and (iii) HSE Audit Scores — 84.9%.

        Achievement of the individual performance measure varied among the named executives because of the differences in responsibilities and individual accomplishments. The Committee determined the achievement of the individual performance measure for the named executives other than the Chief Executive Officer, after taking into account the Chief Executive Officer's recommendations with regard to those named executives, and also recommended to the Board the achievement level for the Chief Executive Officer. Subjective evaluations made by the Chief Executive Officer were based on each named executive's leadership and group accomplishments. The individual performance measure was not a significant factor in determining compensation, and no named executive's aggregate compensation was materially affected by the level of achievement of this measure.

        Once the level of achievement for each measure is determined, each named executive's overall performance rating is calculated by multiplying each measure's rating (which can range from 0.00 to 2.00) by its relative weighting, and then aggregating those amounts. The aggregate amount (the overall performance rating) is then multiplied by the individual's target annual incentive amount to determine the annual incentive payment for each named executive.

        The 2016 annual incentive amounts for each named executive were determined as follows:

Named Executive	Target Annual Incentive Amount	×	Overall Performance Rating	=	Annual Incentive Amount
David T. Seaton	$1,878,000	×	0.61	=	$1,150,000
Biggs C. Porter	$715,200	×	0.63	=	$450,600
Peter Oosterveer	$700,000	×	0.59	=	$413,000
Carlos M. Hernandez	$535,500	×	0.71	=	$380,300
Bruce A. Stanski	$510,000	×	1.02	=	$520,200

        The 2016 annual incentive rating for each named executive other than Mr. Stanski was lower than his 2015 rating, primarily due to the lower achievement level of the net earnings measure. Mr. Stanski's rating was slightly higher than his rating last year due to strong performance in the Government Group.

  2016 Long-Term Incentives

        The stockholder-approved Performance Plan allows the Committee to grant various forms of long-term equity incentives. The Committee's objectives in granting long-term equity awards, including the awards granted to our named executives in 2016, are to motivate and reward the achievement of superior operating results and stock price appreciation, facilitate the attraction and retention of key management personnel and align the interests of management and stockholders through equity ownership.

        As discussed earlier, our compensation program is designed to align pay with performance. Named executives receive long-term incentive grants that reflect potential pay, based on market considerations as well as individual contributions, experience, advancement potential and internal pay equity. For 2016, long-term awards for our Chief Executive Officer approximated the 50th percentile of the Compensation Peer Group, while the value of such awards for other named executives ranged from the 55th to the 80th percentile. To further align executive and stockholder interests, long-term incentives granted to named executives in 2016 are subject to a three-year post-vest holding period. During the post-vest holding period, named executives may not sell or otherwise transfer the underlying shares of company common stock (except in the case of death).

        In 2016, the Committee determined to increase the performance-based component of the long-term incentive program by providing named executives half of their long-term incentive grant in VDI awards. Named executives received the remainder of their grant in RSUs (as elected by named executives and, in the case of the Chief Executive Officer, the Committee). No options were granted to named executives in 2016.

        The Committee believes that the mix of long-term incentive components aligns the interests of named executives with those of stockholders by encouraging named executives to focus on long-term growth of the company, while also providing named executives with a balanced pay package similar to many of our peers. In determining the relevant allocations, VDI awards were valued at the target performance level (and converted into performance units based on the closing stock price on the date of grant) and RSUs were valued at the fair market value (closing stock price) on the date of grant, less a liquidity discount related to the three-year post-vest holding period on the shares underlying the awards.

        The Committee determines the dollar value of long-term incentive awards for named executives at the first regularly scheduled meeting of the Committee each year, which is typically held in February. The determinations are made at that time to coincide with the annual performance review (when prior year performance information is available). The equity awards are then granted after the meeting on the third business day following the publication of our annual results, based on the closing stock price on that date.

VDI Awards Granted in 2016

        The VDI awards granted to the named executives in 2016 are subject to a three-year performance period, which started on January 1, 2016 and ends on December 31, 2018. The awards will be earned based upon actual performance over the three-year performance period and will vest (and be payable in shares) in March 2019. Upon vesting, the named executive will also receive additional shares equal to the amount of any accrued dividends paid by the company with respect to shares actually earned. The vested shares must be held for an additional three years beyond vesting, as described above.

        The Committee established the following performance criteria and relative weightings for the 2016 VDI awards for named executives:

  •
  50% of the total award is based on average annual EPS over a three-year period; and

  •
  50% of the total award is based on average annual ROAE over a three-year period.

        The calculation of the target number of units, as well as the eventual determination of the payout of VDI awards, is illustrated below:

        The performance measures for the 2016 VDI awards for the named executives were as follows.

        Earnings Per Share (EPS).    EPS is calculated in accordance with generally accepted accounting principles, but for 2016 specifically excludes any impact from (i) the acquisition of Stork Holding B.V., (ii) expenses associated with restructuring programs and (iii) the impact of year-end changes to the U.S. tax regulations.

        Return on Operating Assets Employed (ROAE).    ROAE is calculated by dividing full year corporate net earnings (excluding the items noted above and after-tax interest expense) by net assets employed. Net assets employed is defined as total assets (excluding excess cash and current and non-current marketable securities) minus current liabilities (excluding non-recourse debt) and is calculated based on average net assets reported for the previous five quarters. The Committee believes the two selected measures appropriately focus management on earnings creation while also incentivizing them to strategically manage assets. The Committee may maintain or alter the performance criteria and relative weightings assigned to such goals for VDI awards in future years based on the company's business priorities.

        In the first quarter of 2016, the Committee set minimum (paid at 50% of target), target (paid at 100% of target), upper target (paid at 150% of target) and maximum (paid at 200% of target) levels for the portion of the 2016 VDI awards that will be subject to the 2016 EPS and ROAE goals. This first tranche of the 2016 VDI awards represents one-third of the number of shares subject to those VDI awards. The second and third tranches of the 2016 VDI awards will be subject to performance goals for 2017 and 2018, respectively, which will be set in the first quarter of the respective year. With input from its independent compensation consultant, the Committee determined that applying three annual performance goals would best orient executives to focus on long-term achievements, while avoiding disincentives or windfalls due to volatile economic factors such as commodity prices and currency rates that are difficult to forecast and impact our operating margins and growth. When setting these performance goals, the Committee considers the company's past performance, current business outlook and other corporate financial measures. The Committee also considers how likely it will be for the company to achieve the goals. We believe that the target goals have been established at levels that should be appropriately difficult to attain. Goals above target are stretch goals and will require an increasingly challenging level of performance in order to be achieved.

        In the first quarter of the year following each of the three annual performance periods, the Committee determines the actual achievement of the performance measures for that year. At the end of the three-year period, the Committee will average the annual performance and determine the number of earned performance units by multiplying the number of performance units by the average of the three annual performance ratings (ranging from 0.00 to 2.00). The number of units earned and related dividends vest in full after such determination, approximately three-years from the date of grant, and are required to be held an additional three years. The three-year performance period and vesting, together with the three-year post-vest holding period, are intended to facilitate retention of the participating executives and to link long-term value of the awards to stock price. A named executive's unvested award is subject to risk of forfeiture if, prior to settlement, the named executive's employment with the company is terminated for any reason other than retirement, death, disability or a qualifying termination within two years after a change in control of the company. The post-vest holding period lapses only upon the named executive's death.

Changes to Long-Term Incentives for 2017

        Effective for 2017, the Committee determined to maintain performance-based VDI awards as 50% of the long-term incentive grant to named executives, but to provide the remainder in equal proportions of options and RSUs.

        For VDI awards initially granted in 2017 to the named executives, the number of earned shares will continue to be determined based upon the three-year average of annual performance ratings at the end of the performance period. However, the number of earned shares will be based on three measures weighted as follows: 30% ROAE, 30% New Awards Gross Margin Dollars and 40% New Awards Gross Margin Percentage. New Awards Gross Margin Dollars measures the total amount of project gross margin that the company expects to receive as a result of projects awarded within the performance period. New Awards Gross Margin Percentage is the total amount of gross margin the company expects to receive as a result of projects awarded within the performance period as a percentage of expected revenue from these projects. In addition, the number of earned shares for 2017 VDI awards will be modified based on the company's three-year cumulative total shareholder return relative to the engineering and construction peers included in the Compensation Peer Group ("Relative TSR"). If the company's Relative TSR is in the bottom 1/3 of the group, the earned shares will be decreased by 25%. If the company's Relative TSR is in the top 1/3 of the group, the earned shares will be increased by 25%. No adjustment will be made if the company's Relative TSR is in the middle 1/3. In no event will the earned shares exceed two times the target number of shares. These changes for 2017 awards were made by the Committee to support strategic business objectives as well as to strengthen the alignment of pay from the VDI awards with long-term value creation for stockholders. The changes will not affect the outstanding 2016 VDI awards, which will continue to use EPS and ROAE for the second and third tranches of the awards.

Other Compensation Decisions

        We pay hiring bonuses when necessary or appropriate to attract top executive talent from other companies. We also periodically grant cash or equity retention awards to reflect competitive market situations, address specific project objectives or reinforce succession planning objectives. Executives we recruit must often forfeit unrealized value in the form of unvested equity and other forgone compensation opportunities provided by their former employers. We may provide hiring bonuses to compensate them for this lost opportunity; but we may also include service requirements for retention. No such hiring bonuses or special cash or equity awards were made to named executives in 2016.

Other Elements of Named Executive Compensation

  Perquisites

        In 2016, named executives were paid a taxable monthly allowance as set forth in the All Other Compensation table on page 43. The Committee believes that these allowances are reasonable costs, and are justified by the perceived value to the named executives. The allowances can be used to cover items such as automobile leasing, tax and financial planning, and company-owned country club membership dues. When determining the allowance amounts, the Committee considered the value of perquisites provided to similarly situated executives in our Compensation Peer Group, which perquisites are typically reimbursed rather than provided in the form of an allowance. The Committee also evaluated perquisites based on personal convenience and security, as well as cost. In addition, named executives are required to have a physical examination each year that is paid for by the company. Named executives may have spousal travel paid for by the company only when it is for an approved business purpose, in which case a related tax gross-up is provided. In 2016, the company did not provide any tax gross-ups other than for spousal business travel. Named executives can make personal use of charter aircraft in conjunction with a business purpose, but the named executive is required to reimburse the company for the incremental operational cost. Our 2016 perquisite costs, which are relatively small in relation to total direct compensation, approximated the median of the Compensation Peer Group.

  Executive Deferred Compensation Program

        The named executives are eligible to participate in Fluor's Executive Deferred Compensation Program. The company offers this program to provide retirement and tax planning flexibility and to remain competitive with other companies within our Compensation Peer Group and general industry. Please refer to the discussion in the Nonqualified Deferred Compensation table on pages 50-51 for a more detailed discussion of these arrangements.

  Severance and Change in Control Benefits

        The company provides each of the named executives with cash severance in the event of a termination of employment by the company without cause. The company believes its severance policy assists in attracting and retaining qualified executives. The level of any cash severance payment is based upon base salary and years of service at the time of separation. In addition, each named executive has a change in control agreement that provides additional payments and other benefits if the executive is terminated without cause or if the named executive terminates employment for good reason within two years following a change in control of the company. The change in control agreements are designed to reinforce and encourage the continued attention and dedication of the executives without distraction in the face of potentially disruptive circumstances arising from the possibility of a change in control and to serve as an incentive to their continued commitment to, and employment with, the company. None of the potential change in control payments are "single trigger," meaning a named executive must incur a qualifying termination of employment following a change in control in order to be eligible for these payments. In addition, if any excise taxes are triggered in connection with a change in control, our change in control agreements do not provide for a tax gross-up. The company will, instead, automatically reduce any payments under the agreement to the extent necessary to prevent payments from being subject to those excise taxes, but only if by reason of the reduction, the executive's after-tax benefit of the reduced payments exceeds the after-tax benefit if such reduction were not made.

        Please refer to the discussion under "Potential Payments Upon Termination or Change in Control" below for a more detailed discussion of these arrangements. Severance and change in control benefits are provided to be competitive with the Compensation Peer Group.

Establishing Executive Compensation

  Compensation Philosophy, Objectives and Risk Assessment

        The Committee has responsibility for establishing and implementing the company's executive compensation philosophy. The Committee reviews and determines all components of named executives' compensation (other than with respect to our Chief Executive Officer's compensation, which the Committee reviews and recommends for approval by our independent directors), including making individual compensation decisions, and reviewing and revising the company's compensation plans, programs and other arrangements.

        The Committee has established the following compensation philosophy and objectives for the company's named executives:

  •
  Align the interests of named executives with those of the stockholders.  The Committee believes it is appropriate to tie a significant portion of executive compensation to the value of the company's stock in order to closely align the interests of named executives with the interests of our stockholders. The Committee also believes that executives should have a meaningful ownership interest in the company and as such maintains and regularly reviews executive stock ownership guidelines.

  •
  Have a significant portion of pay that is performance-based.  Fluor expects superior performance. Our executive compensation programs are designed to reward executives when performance results for the company and the executive meet or exceed stated objectives. The Committee believes that compensation paid to executives should be closely aligned with the performance of the company relative to these objectives.

  •
  Provide competitive compensation.  The company's executive compensation programs are designed to attract, retain and motivate highly qualified executives critical to achieving Fluor's strategic objectives and building stockholder value.

        The Committee reviews the company's compensation philosophy and objectives each year to determine if revisions are necessary in light of market conditions, the company's strategic goals or other relevant factors. In each of the last five years, the Committee determined that no revisions to the executive compensation philosophy and objectives were necessary, although the Committee has adjusted the specific elements of compensation used to implement its philosophy as compensation practices have evolved.

        In addition, the Committee reviewed the incentive compensation we provide to our named executives, including evaluating the mix of programs and performance criteria, the Committee's ability to exercise discretion over certain components of compensation and our risk management practices generally. Based on this review, the Committee believes that our executive compensation programs are designed to appropriately align compensation with our business strategy and not to encourage behavior that could create material adverse risks to our business.

  Peer Group Comparisons

        In making compensation decisions, the Committee looks at the practices of our Compensation Peer Group. The Committee annually reviews with its independent compensation consultant the composition of the Compensation Peer Group and makes refinements if necessary based on objective criteria established by the Committee.

        Since 2009, the Committee has applied a consistent process and set of criteria for selection of the Compensation Peer Group. Potential peer companies were identified by applying the following objective selection criteria:

  •
  Standard & Poor's Global Industry Classification Standard (GICS) codes for the company, our direct competitors and key customers (2010 — capital goods, 101010 — energy equipment and services, and 101020 — oil, gas and consumable fuels);

  •
  Companies commonly identified as peers of direct engineering and construction peers (based on disclosures in their most recent proxy statements);

  •
  Companies with generally comparable pay models; and

  •
  Companies with generally comparable revenues, number of employees and market capitalization value (with a guideline ranging from 0.25x to 4.0x on all three measures, subject to exception for direct competitors and other engineering and construction peers).

        In 2016, the Committee determined that the peer group selection criteria should remain unchanged, but made slight changes to the overall peer group by removing three companies and adding one. Lockheed Martin Corporation and Tyco International Ltd. were removed as they no longer meet the prescribed size range or industry criteria; and URS Corporation was removed because it was acquired by AECOM Technology Corporation. EMCOR Group was added as a peer and direct competitor, as denoted in the full peer group listing below. The companies comprising Fluor's Compensation Peer Group for purposes of establishing 2016 compensation were:

• AECOM Technology Corporation*	• Illinois Tool Works Inc.

• Chicago Bridge & Iron Company*	• Ingersoll-Rand Company Limited

• Cummins Inc.	• Jacobs Engineering Group Inc.*

• Deere & Company	• KBR, Inc.*

• Dover Corporation	• L-3 Communications Corporation

• Eaton Corporation	• Northrop Grumman Corporation

• EMCOR Group*	• PACCAR Inc.

• Emerson Electric Co.	• Parker-Hannifin Corporation

• General Dynamics Corporation	• Quanta Services, Inc.*

• Halliburton Company	• Raytheon Company

• Hess Corporation	• W.W. Grainger, Inc.

*
Direct competitors and other engineering and construction peers.

        The Committee reviews benchmarking comparisons for each named executive against the Compensation Peer Group. All job titles that appear to contain similar responsibilities are included in the benchmarking comparisons for each of the named executives.

        The Committee sets target compensation levels for the named executives as follows. Individuals vary from the target market positioning primarily based on performance, experience, advancement potential and internal pay equity.

  •
  Base salary compensation is targeted at the 50th percentile for similar job titles, experience and tenure of executives within the Compensation Peer Group. The Committee believes targeting compensation at this level helps the company attract and retain executives. However, from time to time, the Committee may approve compensation at levels outside the 50th percentile depending on a number of factors, including the named executive's experience, skill sets, industry knowledge and other similar attributes.

  •
  Base salary plus annual incentive (i.e., cash) compensation is similarly targeted at the 50th percentile of the Compensation Peer Group for attainment of target-level company and individual performance objectives applicable to annual incentive awards. Annual incentive payments may be made above the 50th percentile if above-target company and individual performance is attained. If company and individual objectives are not met, annual incentive compensation may be below the 50th percentile or not paid at all.

  •
  Total direct compensation, or base salary plus annual and long-term incentive awards, is also targeted at the 50th percentile of the Compensation Peer Group for attainment of target-level company performance. Achievement of superior company performance and continued stock price appreciation will result in growth of actual total direct compensation over time. Below-target company performance and stock price depreciation will decrease actual total direct compensation.

  Role of Company Management in Compensation Decisions

        Before the Committee makes decisions on executive compensation, the Chief Executive Officer reviews compensation for the other named executives and makes recommendations to the Committee based on their individual and group performance. At the beginning of the year, the Chief Executive Officer proposes to the Committee base salary adjustments for the current year, annual incentive award payments for the previous year and current-year long-term incentive grants for each of the other named executives. The Committee reviews and approves the compensation actually paid to the named executives after consideration of the recommendations made by the Chief Executive Officer. The Committee may exercise discretion to modify named executives' compensation from that recommended by the Chief Executive Officer, but did not exercise that discretion for the named executives with respect to 2016 compensation.

Other Aspects of Our Executive Compensation Programs

  2016 "Say on Pay" Advisory Vote on Executive Compensation

        We hold an annual "say on pay" advisory vote to approve our executive compensation. At our 2016 Annual Meeting of Stockholders, stockholders approved the compensation of our named executives, with approximately 94% of the votes cast for approval of the company's executive compensation. The Committee evaluated the results of the 2016 advisory vote at its August meeting and then again in February 2017 when determining executive compensation. The Committee also considered many other factors in evaluating our executive compensation program, including the Committee's assessment of the interaction of our compensation programs with our corporate business objectives, evaluations of our program by the Committee's independent compensation consultant, including with respect to "best practices," and a review of data of our Compensation Peer Group. Taking all of this information into account, the Committee did not make any changes to our executive compensation program and policies as a result of the 2016 "say on pay" advisory vote. However, in response to an evaluation of market practices, the Committee approved changes to the company's 2017 VDI program as discussed above.

  Clawback Policy

        Pursuant to the company's clawback policy, if the Board determines that any key executive or employee, including any named executive, has engaged in fraud or willful misconduct that caused or otherwise contributed to a need for a material restatement of the company's financial results, the Board will review all performance-based compensation earned by that employee during the fiscal periods materially affected by the restatement. If the Board determines that any performance-based compensation would have been lower if it had been based on the restated results, the Board will, to the extent permitted by applicable law, seek recoupment of performance-based compensation as it deems appropriate. To date, the Board has not encountered a situation where a review of compensation pursuant to the policy was necessary.

  Stock Ownership Guidelines

        Executive officers are encouraged to hold Fluor common stock to align their financial interests with those of our stockholders. The company maintains stock ownership guidelines for named executives as follows:

Role	Value of Shares or Share Units to be Owned

Chief Executive Officer	6 times base salary

Chief Operating Officer, Chief Financial Officer and Chief Legal Officer	3.5 times base salary

President, Government Group	2 times base salary

        A named executive is required to settle VDI awards in stock and to retain all company common stock, including 100% of the net shares acquired from the exercise of stock options or the vesting of RSUs, to the extent he has not satisfied the guidelines. Unvested RSUs and earned but unvested VDI units are considered as owned by the named executive in determining whether the named executive has met his ownership guidelines. As of the date of this report, all named executives were in compliance with these stock ownership guidelines.

        As noted above, named executives will be required to hold all common stock received upon vesting of RSUs and VDI awards granted in 2016 for a period of three years following vesting, regardless of whether the above stock ownership guidelines have been met.

  Restrictions on Certain Trading Activities

        Our insider trading policy for executive officers and non-management directors prohibits transactions involving short term or speculative trading in, or any hedging or monetization transactions involving, company securities. In addition, our policy prohibits pledging company securities or holding company securities in a margin account.

  Tax Implications

        The Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code ("Section 162(m)"), which generally prohibits the company from deducting compensation in excess of $1,000,000 that is paid to named executives other than the Chief Financial Officer unless the compensation qualifies as "performance based compensation" as defined under Section 162(m). In February of each year, the Committee sets and approves performance hurdles designed to allow named executives' long-term incentive awards to potentially qualify as "performance based compensation." Stock option proceeds are intended to be deductible under the provisions of the stock plans and the structure of the related grant agreements. Historically, we have claimed a deduction for a significant percentage of our covered executives' taxable income. However, because there are uncertainties as to the application of regulations under Section 162(m), as with most tax matters, it is possible that our deductions may be challenged or disallowed. Accordingly, there is no certainty that elements of compensation discussed in this proxy statement will in fact be deductible by the company. In addition, the Committee retains discretion to approve compensation that is not intended to be deductible under Section 162(m) if it determines that circumstances warrant such compensation.

ORGANIZATION AND COMPENSATION COMMITTEE REPORT

        Management of the company has prepared the Compensation Discussion and Analysis as required by Item 402(b) of Regulation S-K, and the Organization and Compensation Committee has reviewed and discussed it with management. Based on this review and discussion, the Committee recommended that the Compensation Discussion and Analysis be included in the proxy statement for the company's 2017 Annual Meeting of Stockholders.

The Organization and Compensation Committee
Peter J. Fluor, Chairman Peter K. Barker James T. Hackett Deborah D. McWhinney Armando J. Olivera Joseph W. Prueher Matthew K. Rose

SUMMARY COMPENSATION TABLE

        The table below summarizes the total compensation earned by or granted to each of the 2016 named executives in the relevant years. The 2016 named executives are the principal executive officer, the principal financial officer and the three other highest paid executives.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)(6)

David T. Seaton	2016	$1,295,029	—	$5,866,758	$0	$1,150,000	—	$357,004	$8,668,791

Chairman and	2015	$1,333,302	—	$5,896,024	$2,904,033	$1,900,000	—	$253,085	$12,286,444

Chief Executive Officer	2014	$1,228,310	—	$5,628,271	$2,772,039	$2,100,000	$44,092	$238,781	$12,011,493

Biggs C. Porter	2016	$841,318	—	$1,723,396	$0	$450,600	—	$133,572	$3,148,886

Executive Vice President and	2015	$868,965	—	$1,340,081	$660,023	$751,000	—	$128,330	$3,748,399

Chief Financial Officer	2014	$812,240	—	$1,340,212	$660,062	$784,600	—	$106,401	$3,703,515

Peter Oosterveer	2016	$700,024	—	$1,806,820	$0	$413,000	—	$139,130	$3,058,974

Chief Operating Officer(7)	2015	$721,180	$350,000	$1,675,190	$825,029	$833,000	—	$158,923	$4,563,322

	2014	$650,798	—	$1,608,111	$792,061	$763,200	$226,725	$102,237	$4,143,132

Carlos M. Hernandez	2016	$630,032	—	$1,533,437	$0	$380,300	—	$120,558	$2,664,327

Executive Vice President,	2015	$650,724	—	$1,474,183	$726,046	$562,300	—	$116,370	$3,529,623

Chief Legal Officer & Secretary	2014	$607,084	—	$1,340,212	$660,062	$613,500	$6,347	$109,373	$3,336,578

Bruce A Stanski	2016	$600,018	—	$1,010,108	$0	$520,200	—	$87,067	$2,217,393

President, Government Group	2015	—	—	—	—	—	—	—	—

	2014	—	—	—	—	—	—	—	—

(1)
The amounts in column (c) include salary paid, and any time off with pay utilized, during the year. The annual base salaries, as discussed on pages 26-27, are:

Annual Base Salaries

Name	2016	2015	2014

David T. Seaton	$1,295,000	$1,295,000	$1,235,000

Biggs C. Porter	$841,300	$841,300	$816,800

Peter Oosterveer	$700,000	$700,000	$670,000

Carlos M. Hernandez	$630,000	$630,000	$611,600

Bruce A. Stanski	$600,000	$600,000	$566,500

(2)
The amounts in column (e) represent the aggregate grant date fair value of the RSUs and VDI awards granted in each year, calculated based on the closing price of the company's common stock on the New York Stock Exchange on the date of grant in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("ASC 718"). For RSU and VDI awards granted in 2016, the grant date fair value reflects a liquidity discount of 11.06% as a result of the three-year post-vest transfer restrictions (the "Post-Vest Holding Period") imposed by the company on the common stock issued upon settlement of these awards.

For VDI awards granted in 2016, performance objectives have been set for only one-third of the shares subject to the awards (the first tranche of the award) and the grant date fair value of that tranche (as opposed to the value of the entire award) has been reported in the table above. Under SEC rules, tranches for which performance objectives have not been set do not have a reportable grant date fair value under ASC 718 and therefore are not included in the table above. The performance objectives for the second and third year tranches will be established in 2017 and 2018, respectively, and accordingly will be reported in the Summary Compensation Table as compensation for such years.

  The grant date fair value of the first tranche of the 2016 VDI awards, assuming the highest level of performance is achieved, is two times the grant date fair value reported in the Summary Compensation Table, or: $2,933,378 for Mr. Seaton; $861,698 for Mr. Porter; $903,410 for Mr. Oosterveer; $766,718 for Mr. Hernandez; and $505,054 for Mr. Stanski.

  The chart below details the grant date fair value of the RSUs granted in 2016, and the first tranche of the VDI award granted in 2016, based on target level performance:

	David T. Seaton	Biggs C. Porter	Peter Oosterveer	Carlos M. Hernandez	Bruce A. Stanski

RSUs	$4,400,069	$1,292,547	$1,355,115	$1,150,078	$757,581

VDI	$1,466,689	$430,849	$451,705	$383,359	$252,527

Total	$5,866,758	$1,723,396	$1,806,820	$1,533,437	$1,010,108

(3)
The amounts in column (g) represent amounts earned as annual incentive in each year.

(4)
The amounts in column (h) represent any actuarial increases in the present value of the named executive's benefits under the company's defined benefit pension plans. Mr. Oosterveer's 2016 pension values decreased by ($106,715) in the Netherlands Pension Plan. The decrease in Mr. Oosterveer's Netherlands pension value from 2015 to 2016 is due to the decrease in the discount rate from 2.20% to 1.90%, and the decrease in the future pension increase assumptions from 1.50% to 0.30% for the first ten years, and 1.00% for the years thereafter. No other named executives participated in a company defined benefit pension plan in 2016.

(5)
The amounts in column (i) are detailed in a separate All Other Compensation table below.

(6)
The amounts in column (j) represent the total of columns (c) through (i).

(7)
As previously disclosed, Mr. Oosterveer notified the company of his resignation as the company's Chief Operating Officer on March 5, 2017.

ALL OTHER COMPENSATION

        The following table and related footnotes describe each component of the All Other Compensation column (i) of the Summary Compensation Table for 2016.

(a)	(b)	(c)	(d)	(e)	(f)

Name	Company Contributions to Qualified and Nonqualified Defined Contribution Plans ($)(1)	Tax Gross-up ($)(2)	Perquisite Allowances ($)(3)	Other Perquisites ($)(4)	Total All Other Compensation ($)(5)

David T. Seaton	$158,083	$50,470	$71,100	$77,351	$357,004

Biggs C. Porter	$76,825	$1,494	$49,500	$5,753	$133,572

Peter Oosterveer	$78,272	$1,983	$54,000	$4,875	$139,130

Carlos M. Hernandez	$57,531	$4,156	$49,500	$9,371	$120,558

Bruce A. Stanski	$54,667	$0	$32,400	$0	$87,067

(1)
The amounts in column (b) represent amounts contributed by the company to each named executive's account in the 401(k) plan, pursuant to the company's 5% match, and amounts credited by the company into each named executive's account in the non-qualified deferred compensation plan for matching or discretionary contributions that would have been credited to each named executive's account in the 401(k) plan for contributions in excess of IRC limitations.

(2)
The amounts in column (c) represent the tax gross-up provided for business-related spousal travel and business-related spousal air charter usage.

(3)
The amounts in column (d) represent the aggregate annual perquisite allowance, which is paid monthly as a substitute for the company reimbursing or paying for perquisites such as an automobile allowance, tax and financial planning, and company-owned country club membership dues. Not more than $25,000 of the allowance was used by any named executive for any single type of perquisite.

(4)
The amounts in column (e) represent the incremental cost for business-related spousal travel and business-related spousal air charter usage, the cost of business-related physical examinations, and the cost of personal use of non-primary country clubs, each of which was less than $25,000 with the exception of Mr. Seaton, who had a business-related spousal travel cost of $60,291.

(5)
The amounts in column (f) represent the totals of columns (b) through (e).

GRANTS OF PLAN-BASED AWARDS IN 2016

        The table below provides information about equity and non-equity awards granted to the named executives in 2016.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)

				Estimated Future Payouts Under Equity Incentive Plan Awards(2)		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(3)

Name	Type of Award(1)	Grant Date	Approval Date	Target (#)	Maximum (#)	Target ($)	Maximum ($)	All Other Stock Awards: Number of Shares of Stock or Units (#)(4)	All Other Option Awards: Number of Securities Underlying Options (#)(5)	Exercise or Base Price of Option Awards Per Share ($/sh)(5)	Grant Date Fair Value of Stock and Option Awards ($)

David T. Seaton	RSU	2/23/2016	2/4/2016	—	—	—	—	107,385	—	—	$4,400,069	(6)
	VDI	2/23/2016	2/4/2016	35,795	71,590	—	—	—	—	—	$1,466,689	(7)
	AI	N/A	N/A	—	—	$1,878,000	$3,756,000	—	—	—	—

Biggs C. Porter	RSU	2/23/2016	2/3/2016	—	—	—	—	31,545	—	—	$1,292,547	(6)
	VDI	2/23/2016	2/3/2016	10,515	21,030	—	—	—	—	—	$430,849	(7)
	AI	N/A	N/A	—	—	$715,200	$1,430,400	—	—	—	—

Peter Oosterveer	RSU	2/23/2016	2/3/2016	—	—	—	—	33,072	—	—	$1,355,115	(6)
	VDI	2/23/2016	2/3/2016	11,024	22,048	—	—	—	—	—	$451,705	(7)
	AI	N/A	N/A	—	—	$700,000	$1,400,000	—	—	—	—

Carlos M. Hernandez	RSU	2/23/2016	2/3/2016	—	—	—	—	28,068	—	—	$1,150,078	(6)
	VDI	2/23/2016	2/3/2016	9,356	18,712	—	—	—	—	—	$383,359	(7)
	AI	N/A	N/A	—	—	$535,500	$1,071,000	—	—	—	—

Bruce A. Stanski	RSU	2/23/2016	2/3/2016	—	—	—	—	18,489	—	—	$757,581	(6)
	VDI	2/23/2016	2/3/2016	6,163	12,326	—	—	—	—	—	$252,527	(7)
	AI	N/A	N/A	—	—	$510,000	$1,020,000	—	—	—	—

(1)
The types of awards reported in this table are as follows: Restricted Stock Units (RSU), the first tranche of the 2016 Value Driver Incentive (VDI) Awards, and Annual Incentive (AI). No options were granted to named executives in 2016.

(2)
Columns (e) and (f) show the target and maximum number of units for each named executive under the first tranche of their 2016 VDI awards. The Committee has established threshold levels for each of the 2016 performance goals, but not for the overall award. All potential payouts are performance-driven, and can be earned from 0 to 200% of target. The performance goals are described in the Compensation Discussion and Analysis on page 32. The second and third tranches of the 2016 VDI award will be presented in the table in 2017 and 2018, respectively. All three tranches of the 2016 VDI award, if earned, will vest in full on March 6, 2019.

(3)
Columns (g) and (h) show the target and maximum payouts for each named executive of their 2016 annual incentive award. The Committee has established threshold levels for each of the performance goals, but not for the overall award. All potential payouts are performance-driven, and can be earned from 0 to 200% of target. The performance goals are described in the Compensation Discussion and Analysis on page 29.

(4)
The amounts in column (i) represent the number of RSUs granted on February 23, 2016 as part of the 2016 long-term incentive awards. These RSUs vest one-third per year in each of the three years following the grant date, on March 6th of such year.

(5)
No options were granted to named executives in 2016.

(6)
This amount represents the grant date fair value of the RSUs granted on February 23, 2016 as part of the 2016 long-term incentive awards. The value is computed in accordance with ASC 718, using the grant price of $46.07 per share, which was the closing price of the company's common stock on the New York Stock Exchange on the date of grant, less a liquidy discount of 11.06% related to the Post-Vest Holding Period on the common stock underlying these awards.

(7)
This amount represents the grant date fair value of the target number of shares subject to the first tranche of the 2016 VDI awards granted on February 23, 2016, using the grant price of $46.07 per unit, which was the closing price of the company's common stock on the New York Stock Exchange on the date of grant, less a liquidy discount of 11.06% related to the Post-Vest Holding Period on the common stock underlying these awards.

As described in footnote 2 of the Summary Compensation Table on pages 41-42, only one-third of the shares subject to the 2016 VDI awards have a grant date fair value under applicable accounting standards and therefore are reported as 2016 compensation in the Summary Compensation Table and this Grants of Plans Based Awards Table. The grant date fair value of the remaining 2016 VDI units will be presented in 2017 and 2018, respectively. The grant date fair value of those units will be based on the closing price of the company's common stock on the New York Stock Exchange on the approval date of the performance goals. The total target value approved by the Committee for each of the 2016 VDI awards for each named executive is as follows:

Name	2016 VDI Award Approved Target Value

David T. Seaton	$4,400,067

Biggs C. Porter	$1,292,547

Peter Oosterveer	$1,355,115

Carlos M. Hernandez	$1,150,077

Bruce A. Stanski	$757,581

OUTSTANDING EQUITY AWARDS AT 2016 FISCAL YEAR END

        The following table provides information on the holdings of stock options, RSUs and VDI units by the named executives as of December 31, 2016.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

	Option Awards(1)					Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Grant Date	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(6)

David T. Seaton	29,363	0	$70.76	02/28/2011	02/28/2021	223,972	$11,763,009	23,864	$1,253,337
	39,492	0	$62.50	02/27/2012	02/27/2022
	105,784	0	$61.45	02/25/2013	02/25/2023
	80,222	40,111	$79.19	02/21/2014	02/21/2024
	57,885	115,770	$59.05	02/23/2015	02/23/2025

Biggs C. Porter	36,891	0	$56.54	05/03/2012	05/03/2022	58,950	$3,096,054	7,010	$368,165
	42,573	0	$61.45	02/25/2013	02/25/2023
	19,102	9,551	$79.19	02/21/2014	02/21/2024
	13,156	26,312	$59.05	02/23/2015	02/23/2025

Peter Oosterveer	4,505	0	$70.76	02/28/2011	02/28/2021	66,332	$3,483,757	7,350	$386,022
	12,238	0	$62.50	02/27/2012	02/27/2022
	26,124	0	$61.45	02/25/2013	02/25/2023
	22,922	11,461	$79.19	02/21/2014	02/21/2024
	16,445	32,890	$59.05	02/23/2015	02/23/2025

Carlos M. Hernandez	13,608	0	$68.36	03/04/2008	03/04/2018	56,219	$2,952,622	6,238	$327,620
	17,067	0	$70.76	02/28/2011	02/28/2021
	23,364	0	$62.50	02/27/2012	02/27/2022
	29,028	0	$61.45	02/25/2013	02/25/2023
	19,102	9,551	$79.19	02/21/2014	02/21/2024
	14,472	28,944	$59.05	02/23/2015	02/23/2025

Bruce A. Stanski	13,515	0	$70.76	02/28/2011	02/28/2021	36,863	$1,936,045	4,109	$215,805
	16,689	0	$62.50	02/27/2012	02/27/2022
	23,706	0	$61.45	02/25/2013	02/25/2023
	12,416	6,208	$79.19	02/21/2014	02/21/2024
	9,538	19,076	$59.05	02/23/2015	02/23/2025

(1)
All options expire ten years from the grant date and, if unvested, vest one-third per year in each of the three years following the grant date, on March 6th of such year.

(2)
The amounts in column (g) include RSUs and 2014 VDI units that have been earned, but remain subject to vesting based on continued service. The RSUs vest one-third per year in each of the three years following the grant date, on March 6th of each year. The 2014 VDI units vest 100% approximately three years from the grant date, on February 6, 2017.

(3)
The following table provides the number of unvested RSUs by vesting date for each named executive as of December 31, 2016.

Vesting Date	David T. Seaton	Biggs C. Porter	Peter Oosterveer	Carlos M. Hernandez	Bruce A. Stanski

March 6, 2017	63,857	17,020	19,016	16,234	10,671

March 6, 2018	52,188	14,241	15,682	13,455	8,865

March 6, 2019	35,795	10,515	11,024	9,356	6,163

Total	151,840	41,776	45,722	39,045	25,699

The following table sets forth the unvested VDI awards granted under the 2014 VDI program, which will vest on February 6, 2017. The 2014 VDI units are shown based on actual performance at the end of the performance period (December 31, 2014).

Name	Unvested 2014 VDI Units

David T. Seaton	72,132

Biggs C. Porter	17,174

Peter Oosterveer	20,610

Carlos M. Hernandez	17,174

Bruce A. Stanski	11,164

(4)
The amounts in column (h) are determined by multiplying the number of shares by the closing price ($52.52) of the company's common stock on the New York Stock Exchange on December 31, 2016, the last trading day of the fiscal year.

(5)
The amounts in column (i) include zero 2015 VDI units based on performance at December 31, 2016 and two-thirds of the first tranche of 2016 VDI units, reflecting below minimum performance in 2016 and target performance for 2017 and 2018. The 2015 VDI units will be adjusted for actual performance at the end of the performance period (December 31, 2017) and will vest in full on March 6, 2018. All three tranches of the 2016 VDI units will be adjusted for actual performance at the end of the performance period (December 31, 2018) and will vest in full on March 6, 2019.

	Unvested VDI Units

Name	2015	2016	Total

David T. Seaton	0	23,864	23,864

Biggs C. Porter	0	7,010	7,010

Peter Oosterveer	0	7,350	7,350

Carlos M. Hernandez	0	6,238	6,238

Bruce A. Stanski	0	4,109	4,109

(6)
The amounts in column (j) are determined by multiplying the number of target VDI units by the closing price ($52.52) of the company's common stock on the New York Stock Exchange on December 31, 2016, the last trading day of the fiscal year.

OPTION EXERCISES AND STOCK VESTED IN 2016

        The following table provides information on the option exercises by, and RSU and VDI award vestings for, the named executives in 2016.

(a)	(b)	(c)	(d)	(e)

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

David T. Seaton	0	$0	101,170	$4,722,168

Biggs C. Porter	0	$0	26,121	$1,216,657

Peter Oosterveer	0	$0	20,029	$943,275

Carlos M. Hernandez	0	$0	20,253	$949,669

Bruce A. Stanski	0	$0	15,431	$721,037

        A portion of the shares reported under Number of Shares Acquired on Exercise and Number of Shares Acquired on Vesting are withheld or sold on behalf of the named executive upon exercise or vesting to satisfy exercise costs and tax withholding obligations, and are included in the Value Realized on Exercise and Value Realized on Vesting columns.

PENSION BENEFITS

        In 2015, the company settled the remaining obligations under its U.S. cash balance qualified defined benefit plan, which the company previously terminated effective December 31, 2014. Other than Mr. Oosterveer, none of the named executives was an active participant in any company defined benefit pension plan in 2016.

        Mr. Oosterveer, who transferred to the United States in 2009, continues to hold an accumulated benefit in a defined benefit plan for employees in the Netherlands. The Netherlands Pension Plan accrued benefit for Mr. Oosterveer consists of two components:

        Component 1: As part of the basic scheme, 1.7% of his pensionable salary was accrued each year; and

        Component 2: As part of the surplus scheme, an additional 1.3% of his pensionable salary was accrued each year

        Payments from this plan begin upon retirement and reaching age 65. The plan additionally offers accrual of a "Partner Pension," which pays to the participant's partner 70% of the participant's accrued benefit upon death of the participant during active service. The present value of Mr. Oosterveer's benefit under this plan as of December 31, 2016, as detailed in the chart below, was $1,049,427, calculated using a discount rate of 1.90%. Upon transfer to the United States, this plan was frozen for Mr. Oosterveer, and he is no longer accruing benefits under this plan.

        The table below provides certain information on the retirement benefits available under the Netherlands Pension Plan to Mr. Oosterveer as of December 31, 2016.

(a)	(b)	(c)	(d)	(e)

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)

Peter Oosterveer	Netherlands Pension Plan	20	$1,049,427	$0

(1)
The years in column (c) represent Mr. Oosterveer's years of service at the time of his transfer to the United States, when he ceased to accrue benefits under this plan.

NONQUALIFIED DEFERRED COMPENSATION

        All U.S. executives, including named executives, are eligible to defer compensation into the Executive Deferred Compensation Program ("EDCP"), which has a number of components. Executives may defer up to 100% of base salary, annual incentive awards and VDI payments that are paid in cash. The EDCP also allows executives to contribute between 1% and 20% of base salary to the Excess 401(k) portion of the plan, which allows contributions in excess of the IRC limit for qualified retirement plans (which was $265,000 in 2016).

        In addition, the company contributes to the Excess 401(k) portion of the plan any amounts that would have been contributed by the company to the 401(k) plan as matching or discretionary retirement contributions that are in excess of the IRC compensation limit on contributions or were lessened by an election to defer base salary. In 2016, the company matched the first 5% of base salary deferred to the 401(k) Plan or Excess 401(k) Plan and made a discretionary contribution of 4% to 7% of base salary depending on years of service. Most U.S. salaried employees were eligible for the 5% match and most received the 4% to 7% discretionary retirement contribution in 2016. Annual enrollment for the EDCP is in November, and elections are made with respect to compensation to be earned in the following year.

        Amounts deferred are adjusted upward or downward based upon the performance of deemed investment choices available to the executives in the EDCP. The company does not guarantee the rates of return. Executives may change their deemed investment selections on a daily basis.

        For amounts deferred on or after January 1, 2005, distribution elections are made in conjunction with the plan year deferral elections. Distributions can be elected as a lump sum payment or in up to ten annual installments. Distribution payments are made in the month following retirement or termination, with the exception of officers of the company, for whom no distributions will be made prior to six months after retirement or termination. In addition, executives can elect to receive a scheduled in-service distribution as a lump sum or in up to ten annual installments, with the payments commencing no sooner than one year following the end of the plan year of the deferral.

        Distributions related to amounts deferred prior to January 1, 2005 are made at the time of retirement or termination and can be elected as a lump sum payment or in up to twenty annual installments. Executives can elect to have their distributions commence either in the year of their retirement or termination or the January following their retirement or termination.

        The table below shows executive and company contributions made to the EDCP for each named executive as well as the aggregate earnings and aggregate balance for amounts deferred under the EDCP.

(a)	(b)	(c)	(d)	(e)	(f)

Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings (Loss) in Last Fiscal Year ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at December 31, 2016 ($)(4)

David T. Seaton	$164,369	$123,939	$362,576	$0	$4,271,182

Biggs C. Porter	$32,358	$52,218	$23,362	$0	$309,054

Peter Oosterveer	$24,232	$49,976	$334	$0	$132,289

Carlos M. Hernandez	$94,505	$33,197	$247,851	$0	$3,277,488

Bruce A. Stanski	$18,462	$30,338	$627	$0	$213,646

(1)
The amounts in column (b) represent contributions by each named executive in 2016 to the Excess 401(k) portion of the EDCP. All amounts in column (b) are included in the Summary Compensation Table on page 41 in the Salary column (c) for 2016.

(2)
The amounts in column (c) represent contributions by the company in 2016 for the named executives and include matching and discretionary contributions into the Excess 401(k) portion of the plan for the portion of base salary that was in excess of the IRC compensation limit on contributions. All amounts in column (c) are reported in the All Other Compensation column (i) of the Summary Compensation Table on page 41 and in the Company Contributions to Qualified and Nonqualified Defined Contribution Plans column (b) of the All Other Compensation table on page 43.

(3)
None of the deemed investment earnings on vested or unvested deferred compensation, represented in column (d), are reflected in the Summary Compensation Table because the company does not provide above market or preferential returns on nonqualified deferred compensation.

(4)
The amounts in column (f) represent the fully vested EDCP balance as of December 31, 2016 for each of the named executives and include amounts deferred and aggregate earnings from previous years. These amounts include contributions reported in the summary compensation tables from 2014 and 2015 as follows: Mr. Seaton, $525,925; Mr. Porter, $143,412; Mr. Oosterveer, $56,446; and Mr. Hernandez, $251,393.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

        The tables below reflect the amount of compensation that would become payable to each of the named executives under existing plans and arrangements if the named executive's employment had terminated on December 31, 2016, given their compensation and service levels as of such date and, if applicable, based on the company's closing stock price on that date. These benefits are in addition to amounts previously earned and to which they are entitled, regardless of the occurrence of any termination of employment, including then-exercisable stock options and vested amounts contributed or credited under the EDCP, as well as benefits generally available to all salaried employees, such as amounts accrued and vested through the company's retirement plans and payout of any accrued time off with pay (collectively, the "Pre-Termination Benefits"). Named executives are entitled to receive the Pre-Termination Benefits regardless of the manner in which their employment is terminated. As described under the scenarios set forth below, additional amounts may be received upon termination, except a termination for cause, in which case, no additional amounts would be received.

        The actual amounts that would be paid upon a named executive's termination of employment can only be determined at the time of such executive's separation from the company. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be higher or lower than reported below. Factors that could affect these amounts include the timing during the year of any such event, the company's stock price and the executive's age. In addition, in connection with any actual termination of employment, the company may determine to enter into an agreement or to establish an arrangement providing additional benefits or amounts, or to alter the terms of benefits described below, as the Committee determines appropriate.

Payments Made Upon Voluntary Termination/Retirement

        As of December 31, 2016, Messrs. Seaton, Oosterveer and Hernandez are eligible for retirement based on the Company's age and years of service requirements. For Messrs. Seaton, Oosterveer and Hernandez, it is assumed that in the case of voluntary termination, they would elect retirement from the company. Messrs. Porter and Stanski are not eligible for retirement and would not be entitled to compensation upon voluntary termination, other than their Pre-Termination Benefits.

        In the event of the voluntary termination of a named executive who is eligible for retirement, in addition to the Pre-Termination Benefits, upon the named executive signing a non-competition agreement and assuming the named executive has held the award for at least one year from the date of grant, unvested RSUs, options and VDI units will continue to vest on the dates set forth in the agreements.

        Amounts reported in the tables below assume that the above requirements have been met.

Payments Made Upon Not for Cause Termination

        In the event of the termination without cause of a named executive, in addition to the Pre-Termination Benefits and, for retirement eligible named executives, the items identified above under the heading "Payments Made Upon Voluntary Termination/Retirement," the named executive will receive a cash severance benefit calculated as two weeks of base pay per year of service, with a minimum severance benefit of eight weeks and a maximum severance benefit of fifty-two weeks. In addition, upon Committee approval, the named executive may receive any annual incentive award earned during the fiscal year.

        Amounts reported in the tables below assume that the Committee has approved the annual incentive payment at target, although the Committee retains discretion not to do so.

Payments Made Upon a Termination in Connection with a Change in Control

        In the event of a qualifying termination of a named executive within two years following a Change in Control, in addition to the Pre-Termination Benefits:

  •
  named executives will receive a lump sum cash payment equal to the sum of the named executive's highest annual base salary during the three years immediately preceding termination plus target annual incentive for the year, determined immediately prior to the date of the change in control or date of termination, whichever yields the higher amount, multiplied by 3.0 in the case of Mr. Seaton and 2.0 for other named executives;

  •
  the named executives will receive the annual incentive earned during the fiscal year in which the termination occurs, prorated through the last full month worked by the named executive during the year of termination;

  •
  any equity-based compensation awards, other than performance-based equity awards, will become fully vested and exercisable or settled; and

  •
  any remaining unvested 2014 VDI awards will immediately vest and any remaining unvested 2015 and 2016 VDI awards will immediately vest at target performance levels.

        A qualifying termination, generally, is a termination of the named executive without cause or a resignation by the named executive for good reason. "Cause" means the named executive's (i) fraud, (ii) conviction of a felony, (iii) material failure or refusal to perform his job duties in accordance with company policies or (iv) a material violation of company policy that causes substantial harm to the company or its subsidiaries. "Good reason" includes a material diminution of the named executive's aggregate compensation or his authority, duties or responsibilities (including as a result of a material diminution of the budget over which he retains authority), and a material diminution in the authority, duties or responsibilities of the named executive's supervisor, but may also be triggered by a material breach of any agreement (including the change in control agreement) under which he provides services to the company.

        No gross up for excise taxes, if any, is payable under the change in control agreements. The company will, however, automatically reduce any payments under the agreement to the extent necessary to prevent payments being subject to the excise tax, but only if by reason of the reduction, the after-tax benefit of the reduced payments to the named executive exceeds the after-tax benefit if such reduction were not made.

Payments Made Upon Death or Termination in Connection with Disability

        In the event of death of a named executive or termination of employment of a named executive as a result of total and permanent disability, the payments would be the same as the Payments Made Upon a Termination in Connection with a Change in Control, with the exception of the lump sum cash payment outlined in the first bullet above, any long-term incentive awards held less than one year (which would be forfeited) and the vesting of 2015 and 2016 VDI awards, which would vest and be paid at actual performance if held more than one year.

        The following tables show the potential payments that would be due to each named executive, in addition to the Pre-Termination Benefits, upon a voluntary termination; a termination without cause; a termination in connection with a change in control; and death or termination in connection with a disability occurring on December 31, 2016.

David T. Seaton Eligible for retirement	Voluntary Termination of Employment/Retirement	Not for Cause Termination of Employment	Termination of Employment in Connection with a Change in Control	Death or Termination due to Disability

Cash Severance Benefit	$0(1)	$1,295,000(2)	$9,519,000(3)	$0(1)

Annual Incentive Award	$0(4)	$1,878,000(5)	$1,878,000(6)	$1,878,000(7)

Long Term Incentive Awards

Stock Options	$0(8)	$0(8)	$0(9)	$0(10)

Restricted Stock Units	$2,334,777(8)	$2,334,777(8)	$7,974,637(9)	$2,334,777(10)

Value Driver Incentive (VDI)	$6,449,509(8)	$6,449,509(8)	$12,089,369(9)	$6,449,509(10)

Total Value of Payments	$8,784,286	$11,957,286	$31,461,006	$10,662,286

Biggs C. Porter Not eligible for retirement	Voluntary Termination of Employment/Retirement	Not for Cause Termination of Employment	Termination of Employment in Connection with a Change in Control	Death or Termination due to Disability

Cash Severance Benefit	$0(1)	$129,431(2)	$3,113,000(3)	$0(1)

Annual Incentive Award	$0(4)	$715,200(5)	$715,200(6)	$715,200(7)

Long Term Incentive Awards

Stock Options	$0(8)	$0(8)	$0(9)	$0(10)

Restricted Stock Units	$0(8)	$0(8)	$2,194,076(9)	$537,332(10)

Value Driver Incentive (VDI)	$0(8)	$0(8)	$3,163,542(9)	$1,506,799(10)

Total Value of Payments	$0	$844,631	$9,185,818	$2,759,331

Peter Oosterveer Eligible for retirement	Voluntary Termination of Employment/Retirement	Not for Cause Termination of Employment	Termination of Employment in Connection with a Change in Control	Death or Termination due to Disability

Cash Severance Benefit	$0(1)	$700,000(2)	$2,800,000(3)	$0(1)

Annual Incentive Award	$0(4)	$700,000(5)	$700,000(6)	$700,000(7)

Long Term Incentive Awards

Stock Options	$0(8)	$0(8)	$0(9)	$0(10)

Restricted Stock Units	$664,378(8)	$664,378(8)	$2,401,319(9)	$664,378(10)

Value Driver Incentive (VDI)	$1,838,463(8)	$1,838,463(8)	$3,575,404(9)	$1,838,463(10)

Total Value of Payments	$2,502,841	$3,902,841	$9,476,723	$3,202,841

Carlos M. Hernandez Eligible for retirement	Voluntary Termination of Employment/Retirement	Not for Cause Termination of Employment	Termination of Employment in Connection with a Change in Control	Death or Termination due to Disability

Cash Severance Benefit	$0(1)	$218,077(2)	$2,331,000(3)	$0(1)

Annual Incentive Award	$0(4)	$535,500(5)	$535,500(6)	$535,500(7)

Long Term Incentive Awards

Stock Options	$0(8)	$0(8)	$0(9)	$0(10)

Restricted Stock Units	$576,512(8)	$576,512(8)	$2,050,643(9)	$576,512(10)

Value Driver Incentive (VDI)	$1,567,302(8)	$1,567,302(8)	$3,041,433(9)	$1,567,302(10)

Total Value of Payments	$2,143,814	$2,897,391	$7,958,576	$2,679,314

Bruce A. Stanski Not eligible for retirement	Voluntary Termination of Employment/Retirement	Not for Cause Termination of Employment	Termination of Employment in Connection with a Change in Control	Death or Termination due to Disability

Cash Severance Benefit	$0(1)	$161,538(2)	$2,220,000(3)	$0(1)

Annual Incentive Award	$0(4)	$510,000(5)	$510,000(6)	$510,000(7)

Long Term Incentive Awards

Stock Options	$0(8)	$0(8)	$0(9)	$0(10)

Restricted Stock Units	$0(8)	$0(8)	$1,349,711(9)	$378,669(10)

Value Driver Incentive (VDI)	$0(8)	$0(8)	$1,995,865(9)	$1,024,823(10)

Total Value of Payments	$0	$671,538	$6,075,576	$1,913,492

(1)
Severance is not paid in the event of voluntary termination/retirement, death or disability.

(2)
The named executive is provided a cash severance benefit of two weeks of base salary per year of service upon a termination without cause. The minimum severance benefit is eight weeks and the maximum is 52 weeks of pay. The severance benefit is paid in a lump sum upon termination.

(3)
The named executive is provided a lump sum cash payment equal to the sum of the executive's highest annual base salary during the three years immediately preceding termination plus target annual incentive for the year, determined immediately prior to the date of the change in control or date of termination, whichever yields the higher amount, multiplied by 3.0 in the case of Mr. Seaton and 2.0 for other named executives.

(4)
The named executive forfeits any portion of the award earned in the year of voluntary termination or retirement.

(5)
Upon Committee approval, the named executive may receive any annual incentive award earned during the fiscal year. This amount represents the 2016 annual incentive target and assumes approval.

(6)
The named executive will receive an annual incentive payment earned for the current year under the Performance Plan, prorated for whole months worked. This amount represents the 2016 annual incentive target.

(7)
Upon approval, the named executive may receive any annual incentive award earned during the fiscal year. This amount represents the 2016 annual incentive target and assumes approval.

(8)
For Messrs. Seaton, Oosterveer and Hernandez, who are retirement eligible, this amount represents the value of unvested options, RSUs, 2014 VDI units (based on actual performance)

  and 2015 VDI units (at target) that they would have received if their voluntary retirement had occurred on December 31, 2016, with the reported value being based on the closing price of the company's common stock on December 31, 2016 ($52.52). The value of the awards made in 2016 is not included in this amount because the awards would have been forfeited if Messrs. Seaton, Oosterveer and Hernandez had retired on or before the first anniversary of the awards' grant date. The value of such 2016 awards (at target for VDI units) as of December 31, 2016 is shown below:

Name	Stock Options	RSUs	VDI Units

David T. Seaton	$0	$5,639,860	$5,639,860

Peter Oosterveer	$0	$1,736,941	$1,736,941

Carlos M. Hernandez	$0	$1,474,131	$1,474,131

In the case of Messrs. Porter and Stanski, pursuant to the terms of the applicable plan(s), they would forfeit any unvested options, RSUs and VDI units because they are not retirement eligible.

(9)
This amount represents the value of unvested options, RSUs and VDI units which become vested assuming a change in control and a qualifying termination on December 31, 2016 and within two years following the change in control, based on the closing price of the company's common stock on December 31, 2016 ($52.52). Any remaining unvested 2014 VDI is paid out at the Committee-approved performance ratings and 2015 and 2016 VDI is paid out at target.

(10)
This amount represents the value of unvested options, RSUs, 2014 VDI units (based on actual performance) and 2015 VDI units (at target) as of December 31, 2016, which become vested assuming death or a termination due to total and permanent disability on such date, based on the closing price of the company's common stock on December 31, 2016 ($52.52). Any remaining unvested 2014 and 2015 VDI is paid out at the Committee-approved performance ratings. The value of the awards made in 2016 is not included in this amount because these awards would have been forfeited upon the occurrence of the specified events on or before the first anniversary of the awards' grant date. The value of such 2016 awards (at target for VDI units) as of December 31, 2016 is shown below:

Name	Stock Options	RSUs	VDI Units

David T. Seaton	$0	$5,639,860	$5,639,860

Biggs C. Porter	$0	$1,656,743	$1,656,743

Peter Oosterveer	$0	$1,736,941	$1,736,941

Carlos M. Hernandez	$0	$1,474,131	$1,474,131

Bruce A. Stanski	$0	$971,042	$971,042

DIRECTOR COMPENSATION

        Our compensation philosophy for non-management directors is consistent with the philosophy established for the company's named executives. The compensation program is designed to attract and retain directors with the necessary experience to represent the company's stockholders and to advise the company's executive management. The compensation program is also designed to align the directors' interests with the interests of stockholders over the long term. The company uses a combination of cash and stock-based awards to compensate non-management directors and targets the 50th percentile of compensation survey data from the companies included in the Compensation Peer Group as well as companies from similar industry segments and general industry. Directors who are employees of the company receive no compensation for their service as directors.

Cash Compensation

        For 2016, non-management directors received an annual cash retainer of $115,000, paid quarterly. The chair of the Audit Committee receives an additional annual cash retainer in the amount of $20,000; the chairs of the Organization and Compensation and Governance Committee receive an additional annual cash retainer in the amount of $15,000; the Lead Independent Director receives an additional annual cash retainer in the amount of $30,000; and members of the Executive Committee who are not the chair of a committee receive an additional annual cash retainer in the amount of $10,000.

Stock-Based Compensation

        Non-management directors receive an annual grant of RSUs with a total market value (based on the fair market value of the company's common stock on the New York Stock Exchange on the date of grant) of $150,000 (increased from $135,000, effective for 2016) as of the date of the annual meeting of stockholders. Restrictions on the 2016 awards lapse after one year. If a director leaves the Board prior to the vesting, the portion of any award remaining subject to restrictions is forfeited. Restrictions immediately lapse and the stock vests, however, if an award has been held for at least six (6) months and a director attains the age for mandatory retirement (currently 72 years of age) and retires, obtains approval for early retirement, dies, becomes permanently and totally disabled or ceases to serve due to a change in control. Non-management directors are required to own shares or share units in an amount equivalent to five times the annual retainer for Board service within five years of joining the Board.

Deferred Compensation Program

        Directors have the option of deferring receipt of directors' fees and RSUs. Fees may be deferred until retirement, other termination of status as a director or, if elected by the director, a date at least two years after the end of the year in which they make a distribution election, pursuant to the 409A Director Deferred Compensation Program. Directors may elect to have deferred fees valued as if invested either wholly or partially in company stock or one or more of 25 investment funds. Fee deferrals made into the Fluor Stock Valuation Fund prior to January 1, 2013 and maintained continuously for five years earn a 25% premium on the deferred amount deemed invested in company stock via the Fluor Stock Valuation Fund. The 25% premium was discontinued effective January 1, 2013. All amounts from deferred fees in the deferral accounts are paid in cash based on their distribution elections.

        RSU deferrals may be deferred until retirement or other termination of status as a director and are invested in company stock. RSU deferrals are paid in Fluor shares based on their distribution elections.

        The company does not guarantee the rate of return on any deferrals whether in fees or in RSUs.

Former Retirement Plan

        In March 2003, a committee of disinterested directors determined that non-management directors who received restricted stock shares on March 11, 1997 in consideration of the cancellation of the Fluor Corporation Retirement Plan for Outside Directors could make an irrevocable election to surrender such shares upon their retirement, death or disability. The only remaining director who made this election is Mr. Fluor. In lieu of these shares, Mr. Fluor will receive the amount of his accrued retirement benefits at the time of the cancellation of the retirement plan upon his retirement, death or disability. These benefits equal the retainer fees at the time of cancellation multiplied by the number of years he had served prior to the cancellation of the plan. This amount will be paid in a lump sum (reduced to present value based on the 10-year Treasury rate) at retirement.

DIRECTOR SUMMARY COMPENSATION TABLE

        The table below summarizes the total compensation earned by each of the non-management directors serving in 2016.

(a)	(b)	(c)	(d)	(e)

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)(4)

Peter K. Barker	$135,000	$150,042	$5,140	$290,182

Alan M. Bennett	$130,000	$150,042	$5,140	$285,182

Rosemary T. Berkery	$115,000	$150,042	$5,140	$270,182

Peter J. Fluor	$160,000	$150,042	$5,140	$315,182

James T. Hackett	$57,500	$0	$3,809	$61,309

Deborah D. McWhinney	$115,000	$150,042	$5,140	$270,182

Armando J. Olivera	$115,000	$150,042	$5,140	$270,182

Joseph W. Prueher	$125,000	$150,042	$5,140	$280,182

Matthew K. Rose	$115,000	$150,042	$140	$265,182

Nader H. Sultan	$115,000	$150,042	$140	$265,182

Lynn C. Swann	$115,000	$150,042	$140	$265,182

(1)
The amounts in column (b) represent fees paid for board retainers, committee chair retainers and the lead independent director retainer.

(2)
The amounts in column (c) represent the fair value of the RSUs granted in 2016. The fair value of these awards is based on the fair market value on the date of grant in accordance with ASC 718, calculated using the closing price of the company's common stock on the New York Stock Exchange on the date of grant. The 2016 annual stock grant made to each director was based on a fair market value of $54.68, with an overall value of $150,042.

As of December 31, 2016, the directors held unvested restricted stock shares and unvested RSUs as detailed in the following table.

Name	Restricted Stock Shares	Restricted Stock Units

Peter K. Barker	0	2,744

Alan M. Bennett	0	2,744

Rosemary T. Berkery	0	2,744

Peter J. Fluor	11,018	2,744

James T. Hackett	0	0

Deborah D. McWhinney	0	2,744

Armando J. Olivera	0	2,744

Joseph W. Prueher	0	2,744

Matthew K. Rose	0	2,744

Nader H. Sultan	0	2,744

Lynn C. Swann	0	2,744

(3)
The amounts in column (d) may include the following and vary by each director: charitable gift match and company paid premiums on director's life insurance. All Other Compensation is detailed in a separate Director All Other Compensation table.

(4)
The amounts in column (e) represent the total of columns (b) through (d).

DIRECTOR ALL OTHER COMPENSATION

        The following table and related footnotes describe each component of the All Other Compensation column (d) of the Director Summary Compensation Table for 2016.

(a)	(b)	(c)	(d)

Name	Charitable Gift Match ($)(1)	Life Insurance Premiums(2)	Total ($)(3)

Peter K. Barker	$5,000	$140	$5,140

Alan M. Bennett	$5,000	$140	$5,140

Rosemary T. Berkery	$5,000	$140	$5,140

Peter J. Fluor	$5,000	$140	$5,140

James T. Hackett	$3,750	$59	$3,809

Deborah D. McWhinney	$5,000	$140	$5,140

Armando J. Olivera	$5,000	$140	$5,140

Joseph W. Prueher	$5,000	$140	$5,140

Matthew K. Rose	$0	$140	$140

Nader H. Sultan	$0	$140	$140

Lynn C. Swann	$0	$140	$140

(1)
The amounts in column (b) represent company matched charitable contributions (to a maximum of $5,000 per donor, per fiscal year) made to eligible institutions.

(2)
The amounts in column (c) represent company paid premiums for each director for non contributory life insurance benefits.

(3)
The amounts in column (d) represent the total of columns (b) and (c).

PROPOSAL 3 — ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE EXECUTIVE COMPENSATION

        In Proposal 2 above, we are providing stockholders with the opportunity to cast an advisory vote to approve executive compensation (commonly referred to as a "say on pay" vote). Pursuant to Section 14A of the Exchange Act, in this Proposal 3 we are also providing stockholders with the ability to cast an advisory vote on whether future "say on pay" votes on executive compensation should occur every one, two or three years.

        Since 2011, following the advisory vote of stockholders in favor of annual "say on pay" votes, the company has held such votes every year. The Board has determined that an advisory vote to approve executive compensation that occurs once every year continues to be the most appropriate alternative for the company at this time. The Board believes that an annual advisory vote to approve executive compensation will permit our stockholders to provide direct input on the company's executive compensation philosophy, policies and practices as disclosed in the proxy statement each year, which is consistent with our efforts to engage in an ongoing dialogue with our stockholders on executive compensation and corporate governance matters. Since our executive compensation programs are designed to operate over the long-term and to enhance long-term performance, we also encourage stockholders to evaluate these programs over a multi-year horizon and review our named executives' compensation over the past three years as reported in the Summary Compensation Table.

        The proxy card provides four choices for stockholders, who are entitled to vote on whether the advisory vote to approve executive compensation should be held every one year, every two years or every three years, or to abstain from voting.

        This vote is advisory, which means that the vote is not binding on the company. However, the Board will carefully consider and expects to be guided by the alternative that receives the most stockholder support in determining the frequency of future say-on-pay votes. Notwithstanding the outcome of the stockholder vote, the Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.

Board Recommendation

        The Board of Directors recommends that you vote for the option of every "one year" as the preferred frequency for advisory votes to approve executive compensation.

PROPOSAL 4 — APPROVAL OF THE FLUOR CORPORATION 2017 PERFORMANCE INCENTIVE PLAN

General

        On February 1, 2017, the Board approved the Fluor Corporation 2017 Performance Incentive Plan (the "2017 Plan"), subject to and effective upon the date of stockholder approval. Fluor's stockholders are being asked to approve the 2017 Plan. The capitalized terms used in this Proposal 4 shall have the same meanings set forth in the 2017 Plan, unless otherwise indicated. If stockholders approve the 2017 Plan, we will cease granting awards under the company's Amended & Restated 2008 Executive Performance Incentive Plan (the "2008 Plan") and the company's 2014 Restricted Stock Plan for Non-Employee Directors (the "Director Plan").

        The 2017 Plan is designed to enable the company to attract, retain and motivate its officers, executives, management, non-employee directors and other key personnel, to further align the interests of such persons with those of Fluor stockholders by providing for or increasing their proprietary interest in the company, and to help promote a pay-for-performance linkage for such persons. The 2017 Plan authorizes the grant and issuance of awards that may take the form of stock options, stock appreciation rights, restricted stock, incentive awards and stock units. The 2017 Plan has various provisions so that awards granted under it may, but need not, qualify as "performance-based compensation" that is exempt from the $1,000,000 limitation on the deductibility of compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "IRC").

The 2017 Plan

        We are asking stockholders to approve the 2017 Plan. As of the effective date of the 2017 Plan, a total of 12,200,000 shares of the company's common stock will be authorized for awards granted under the 2017 Plan, less one share for every one share that was subject to an option or stock appreciation right granted after February 24, 2017 and prior to the effective date under the 2008 Plan and 3.0 shares for every one share that was subject to an award other than an option or stock appreciation right granted after February 24, 2017 and prior to the effective date under the 2008 Plan. Fluor believes the 2017 Plan, including the maximum number of shares available for awards under the 2017 Plan, is necessary to ensure that we have adequate capacity to continue to attract and retain talented employees and non-employee directors. We believe that this number represents a reasonable amount of potential equity dilution and allows the company to continue to award equity incentives, which are an important component of our overall compensation program.

        As of February 24, 2017, there were 6,030,606 shares available for grant under the 2008 Plan and the Director Plan, in the aggregate. After the effective date of the 2017 Plan, no awards will be granted under any other equity plans of the company. If the 2017 Plan is approved by stockholders, the total number of shares available for awards to employees, non-employee directors and other key personnel will increase by 6,169,394, which increase represents approximately 4.4% of the company's outstanding common equity.

        A company's burn rate is equal to the total number of equity awards the company granted in a fiscal year divided by the total common stock outstanding at the beginning of the year. The company's three-year average burn rate, at the time the Board approved the 2017 Plan, was approximately 0.90%, as further detailed in the table below. The company will continue to monitor the company's equity use in future years to ensure the company's run-rate is maintained within competitive market norms.

Year	Stock Options Granted	Restricted Stock & Restricted Stock Units Granted	Shares Granted To Settle Earned VDIs	Total	Weighted Average Common Shares Outstanding	Burn Rate

2016	662,001	553,415	100,041	1,315,457	139,171,000	0.95%

2015	963,288	556,323	28,650	1,548,261	144,805,000	1.07%

2014	684,486	370,014	36,367	1,090,867	157,487,000	0.69%

Three-Year Average				1,318,195		0.90%

Key Data

        The following table includes information regarding outstanding equity awards and shares available for future awards under the company's equity plans as of February 24, 2017 (and without giving effect to approval of the 2017 Plan). Other prior plans include the company's 2000 Executive Performance Incentive Plan, the company's 2000 Restricted Stock Plan for Non-Employee Directors, the company's 2001 Key Employee Performance Incentive Plan and the company's 2003 Executive Performance Incentive Plan. Together with the 2008 Plan and the Director Plan, the foregoing plans are referred to as the "Prior Plans."

Number of shares that will be authorized for future grant after stockholder approval of the 2017 Plan(1)	12,200,000

Number of shares relating to outstanding stock options at 2/24/17	5,539,314

Number of shares outstanding at 2/24/17 relating to awards of restricted stock, restricted stock units, and VDI awards(2)	2,380,706

Weighted average remaining term of outstanding options	6.94

Weighted average exercise price of outstanding options	$59.57

(1)
Grants of stock-based awards other than options or SARs will count against the authorization as 3.0 shares. The authorization will also be reduced by the number of shares granted between February 24, 2017 and the date of stockholder approval at the fungible ratio.

(2)
VDI awards are disclosed assuming target performance for uncompleted performance cycles.

        On March 6, 2017, the last reported price of the company's common stock on the New York Stock Exchange was $55.04.

Section 162(m)

        The 2017 Plan has been structured in a manner such that awards granted under it can satisfy the requirements for "performance-based" compensation within the meaning of Section 162(m) of the IRC ("Section 162(m)"). However, there can be no guarantee that amounts payable under the 2017 Plan will be treated as qualified "performance-based" compensation under Section 162(m). In general, under Section 162(m), in order for the company to be able to deduct compensation in excess of $1,000,000 paid in any one year to the company's chief executive officer or any of the company's three other most highly compensated executive officers (other than the company's chief financial officer), such compensation must qualify as "performance-based." One of the requirements of "performance-based" compensation for purposes of Section 162(m) is that the material terms of the performance goals under which compensation may be paid be disclosed to, and approved by, the company's stockholders every five years. For purposes of Section 162(m), the material terms include (i) the individuals eligible to receive compensation, (ii) a description of the business criteria on which the performance goal is based, and (iii) the maximum amount of compensation that can be paid to an individual under the performance goal. With respect to the various types of awards under the 2017 Plan, each of these aspects is discussed below, and stockholder approval of the 2017 Plan will be deemed to constitute approval of each of these aspects of the 2017 Plan for purposes of the approval requirements of Section 162(m).

        Set forth below is a summary of the features of the 2017 Plan. A copy of the 2017 Plan is set forth as Annex A to this proxy statement. Because this is a summary, it may not contain all the information that you consider important, and thus, we encourage you to read the full text of the 2017 Plan.

Key Features of the 2017 Plan

        The 2017 Plan has a number of special terms and limitations that are supportive of sound corporate governance practices, including:

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  Stock Options and Stock Appreciation Rights Granted No Less Than Fair Market Value.  The exercise price for stock options and stock appreciation rights ("SARs") granted under the 2017 Plan must equal or exceed the underlying stock's fair market value as of the grant date, subject to a limited exception for awards that are assumed or substituted in corporate transactions;

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  Prohibition on Repricing.  The 2017 Plan expressly states that stock options and stock appreciation rights may not be "repriced" without stockholder approval;

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  Fungible Ratio.  The 2017 Plan utilizes a "fungible ratio" where any stock awards other than stock options and SARs reduce the number of shares available for issuance by 3.0 times the number of shares subject to such award;

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  Prohibition on Liberal Recycling of Options and SARs.  Shares tendered by a participant or withheld by the company in payment of the purchase price of a stock option or to satisfy any tax withholding obligation with respect to options or SARs do not become available for issuance as future awards under the 2017 Plan;

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  Prohibition on Paying Dividends or Dividend Equivalents on Unvested Awards.  Dividends or dividend equivalents credited or payable in connection with an award under the 2017 Plan that is not yet vested will be subject to the same restrictions and risk of forfeiture as the underlying award and will not be paid until the underlying award vests;

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  Limit on Non-Employee Director Compensation.  The aggregate dollar value of shares subject to awards granted under the 2017 Plan, together with any cash compensation paid or payable, during any calendar year to any one non-employee director will not exceed $600,000 (or up to 2x this cap in the calendar year in which a non-employee director first joins the Board or is first designated as Chairman of the Board or Lead Independent Director);

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  No Single Trigger Equity Acceleration.  Upon a change of control of the company, there is no automatic acceleration of equity awards (no "single trigger"); instead, the administrator of the 2017 Plan has discretion to determine the treatment of awards, and may provide for a "double trigger" in the award agreements (awards would only vest upon a qualifying termination that follows a change of control); and

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  No Change of Control/280G Tax Gross-Ups.  Fluor does not provide its employees with tax gross-ups on change of control benefits.

Stock Subject to the 2017 Plan

        As of the effective date of the 2017 Plan, subject to adjustment for changes in capitalization, a total of 12,200,000 shares will be authorized for awards granted under the 2017 Plan, less one share for every one share that was subject to an option or stock appreciation right granted after February 24, 2017 and prior to the effective date under the 2008 Plan and 3.0 shares for every one share that was subject to an award other than an option or stock appreciation right granted after February 24, 2017 and prior to the effective date under the 2008 Plan. Any shares that are subject to options or stock appreciation rights will be counted against this limit as one share for every one share granted, and any shares that are subject to awards other than options or stock appreciation rights will be counted against this limit as 3.0 shares for every one share granted. After the effective date, no awards may be granted under the company's Prior Plans.

        If any shares subject to an award are forfeited, an award expires or an award is settled for cash (in whole or in part), or after February 24, 2017 any shares subject to an award under any Prior Plan are forfeited, or an award under any Prior Plan expires or is settled for cash (in whole or in part), then in each such case the shares subject to such award or award under any Prior Plan will, to the extent of such forfeiture, expiration or cash settlement, be added to the shares available for awards under the 2017 Plan, in accordance with the fungible ratio. In the event that withholding tax liabilities arising from an award other than an option or stock appreciation right or, after February 24, 2017, an award other than an option or stock appreciation right under any Prior Plan are satisfied by the tendering of shares (either actually or by attestation) or by the withholding of shares by the company, the shares so tendered or withheld will be added to the shares available for awards under the 2017 Plan in accordance with the fungible ratio. The following shares will not be added to the shares authorized for grant under the 2017 Plan: shares tendered by a participant or withheld by the company in payment of the purchase price of an option (or after February 24, 2017, an option under any Prior Plan), shares tendered by a Participant or withheld by the company to satisfy any tax withholding obligation with respect to options or stock appreciation rights (or after February 24, 2017, options or stock appreciation rights under any Prior Plan), shares subject to a stock appreciation right (or after February 24, 2017, a stock appreciation right under any Prior Plan) that are not issued in connection with its stock settlement on exercise thereof, and shares reacquired by the company on the open market or otherwise using cash proceeds from the exercise of options (or after February 24, 2017, options under any Prior Plan).

        The awards granted or shares issued by the company in connection with the assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by Fluor or any subsidiary or with which Fluor or any subsidiary combines, will not reduce the shares authorized for issuance under the 2017 Plan. Additionally, in the event that a company acquired by Fluor or any subsidiary, or with which Fluor or any subsidiary combines, has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for awards under the 2017 Plan and will not reduce the shares authorized for issuance under the 2017 Plan; provided that awards using such available shares will not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and will only be made to individuals who were employees or directors of such acquired or combined company before such acquisition or combination.

        The aggregate number of shares subject to stock options or stock appreciation rights granted under the 2017 Plan during any calendar year to any one participant will not exceed 1,125,000. The aggregate number of shares issuable with respect to any restricted stock awards, incentive awards denominated in shares or stock unit awards (other than shares issued or issuable upon exercise of stock options or stock appreciation rights) granted under the 2017 Plan during any calendar year to any one participant will not exceed 375,000. The maximum amount payable pursuant to that portion of an incentive award granted under the 2017 Plan for any fiscal year to any participant that is intended to satisfy the requirements for "performance based compensation" under Section 162(m) and is denominated in cash will not exceed $10,000,000. The foregoing limits will be subject to adjustment for changes in capitalization only to the extent that such adjustment will not affect the status of any award intended to qualify as "performance based compensation" under Section 162(m) and with respect to awards to newly-hired employees in connection with the commencement of their employment, the limits will be multiplied by two. The aggregate number of shares that may be issued pursuant to the exercise of incentive stock options granted under the 2017 Plan will not exceed 12,200,000, subject to adjustment for changes in capitalization only to the extent that such calculation or adjustment will not affect the status of any option intended to qualify as an incentive stock option under Section 422 of the IRC.

        The aggregate dollar value of shares subject to awards granted under the 2017 Plan, together with any cash compensation earned and paid or payable for services rendered, during any calendar year to any one non-employee director will not exceed $600,000 (or up to 2x this cap in the calendar year in which a non-employee director first joins the Board or is first designated as Chairman of the Board or Lead Independent Director). Any cash compensation that is deferred under the Fluor Corporation 409A Deferred Directors' Fees Program or otherwise will be counted towards the foregoing limit for the year in which the compensation is earned (and not counted in the year it is paid/settled), and no interest or other earnings on such compensation will count towards the limit.

        The number and type of shares that may be acquired pursuant to awards made under the 2017 Plan and the exercise or settlement price of such awards shall be adjusted appropriately by the Committee if the company's common stock is affected through a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than regular quarterly cash dividends) or other distribution, stock split, spin-off or sale of substantially all of the company's assets.

Eligibility

        Any person who is an employee or a prospective employee of the company, a director of the company, or a consultant or advisor of company is eligible to be selected as a recipient of an award under the 2017 Plan. Approximately 29,000 employees and twelve non-employee directors will be eligible to participate in the 2017 Plan.

Administration

        The 2017 Plan will be administered by the Organization and Compensation Committee of the Board, the Board and/or one or more other committees of the Board (the "Committee"). Subject to certain limitations, the Committee may delegate certain of its responsibilities to a subcommittee composed of one or more directors or officers of Fluor, including individuals who participate in the 2017 Plan (although no such participant can designate himself or herself the recipient of any awards under any such delegation).

        Subject to the express provisions of the 2017 Plan, the Committee has broad authority to administer and interpret the 2017 Plan and awards thereunder, including, without limitation, authority to:

  •
  determine who is eligible to participate in the 2017 Plan;

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  determine to whom and when awards are granted under the 2017 Plan;

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  make and determine the terms of awards;

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  determine the number of shares of common stock subject to awards and the exercise or purchase price of such shares under an award;

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  establish and verify the extent of satisfaction of any performance goals applicable to awards;

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  determine the vesting, exercisability, transferability, and payment of awards, including any acceleration of the vesting of awards;

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  prescribe and amend the terms of the agreements or other documents evidencing awards made under the 2017 Plan;

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  determine whether any adjustments for changes in capitalization are necessary;

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  interpret and construe the 2017 Plan;

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  approve corrections in the documentation or administration of any award;

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  establish any subplans;

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  address unanticipated events; and

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  make all other determinations deemed necessary or advisable for the administration of the 2017 Plan.

Awards

        The 2017 Plan authorizes the grant and issuance of the following types of awards: stock options, stock appreciation rights, restricted stock, incentive awards and stock units. The terms and conditions that apply to awards are not required to be uniform among awards.

  Stock Option Awards

        Subject to the express provisions of the 2017 Plan and as discussed in this paragraph, the Committee has discretion to grant stock options and to determine:

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  the vesting schedule of stock options;

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  the exercise price and the means of payment of the exercise price;

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  the events causing a stock option to expire or be forfeited;

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  the number of shares subject to any stock option;

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  the restrictions on transferability of a stock option; and

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  such further terms and conditions, in each case not inconsistent with the 2017 Plan, as may be determined from time to time by the Committee.

        Stock options granted under the 2017 Plan may be either incentive stock options qualifying under Section 422 of the IRC ("incentive stock options"), or stock options which are not intended to qualify as incentive stock options ("non-qualified stock options"). The exercise price for stock options may not be less than 100% of the fair market value of the company's stock (either on the date the stock option is granted or averaged over a specified period that is within 30 days before through 30 days after the date of grant), except that the exercise price of such stock options may be above or below the fair market value of the company's stock on the date the stock option is granted if the stock options are granted in assumption and substitution of stock options held by employees or directors of a company acquired by Fluor. The exercise price of a stock option may be paid through various means specified by the Committee, including in cash or check, by delivery to the company of shares of Fluor stock, by a reduction in the number of shares issuable pursuant to such stock option, or by a broker-assisted cashless exercise program established by the company. Other than in connection with a change in the company's capitalization, the exercise price of an outstanding stock option may not be reduced after the date of grant nor may any outstanding stock option with an exercise price in excess of fair market value be surrendered to the company (via cancellation and re-grant or exchange) as consideration for cash, the grant of a new stock option with a lower (or no) exercise price or the grant of another award without stockholder approval; provided, however, that in the event of a change of control, any outstanding stock option with an exercise price equal to or in excess of the value of the consideration to be paid to the holders of shares (on a per share basis) may be cancelled without any consideration.

        No stock option can be granted with a term longer than ten years, however, in the event that on the last business day of the term of a stock option either the exercise of the stock option, other than an incentive stock option, is prohibited by applicable law or shares of stock may not be purchased or sold by a participant due to the "black-out" period of a company policy or a "lock-up" agreement undertaken in connection with an issuance of securities by the company, the term of the option will be extended for a period of 30 days following the end of the legal prohibition, black-out period or lock-up agreement.

  Stock Appreciation Rights

        SARs may be granted alone ("freestanding SARs") or in conjunction with all or part of another award ("tandem SARs"). Upon exercising an SAR, the participant is entitled to receive the amount by which the fair market value of the common stock at the time of exercise exceeds the exercise price of the SAR. The exercise price of a freestanding SAR will be specified in the award agreement and is subject to the same limitations as the exercise price of a stock option. The exercise price of a tandem SAR is the same as the exercise price of the related stock option. This amount is payable in common stock, cash or a combination of common stock and cash, at the Committee's discretion. The other terms and conditions that apply to stock options, including the provisions that apply in the event of a participant's termination of employment or service, also generally apply to freestanding SARs. Other than in connection with a change in the company's capitalization, the exercise price of SARs may not be reduced after the date of grant nor may any outstanding SAR with an exercise price in excess of fair market value be surrendered to the company (via cancellation and re-grant or exchange) as consideration for cash, the grant of a new SAR with a lower exercise price or the grant of another award without stockholder approval; provided, however, that in the event of a change of control, any outstanding SAR with an exercise price equal to or in excess of the value of the consideration to be paid to the holders of Shares (on a per share basis) may be cancelled without any consideration.

  Restricted Stock Awards

        Restricted stock is an award of shares, the grant, issuance, retention and/or vesting of which is subject to such performance and other conditions as are specified by the Committee. Subject to the express provisions of the 2017 Plan and as discussed in this paragraph, the Committee has discretion to determine the terms of any restricted stock award, including:

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  the number of shares subject to a restricted stock award or a formula for determining such;

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  the time or times at which shares subject to a restricted stock award shall become retainable or vested, and the conditions or restrictions on such shares;

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  the performance criteria and level of achievement relative to these criteria that determine the number of shares granted, issued, retainable and/or vested;

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  the period as to which performance will be measured for determining achievement of performance;

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  forfeiture provisions; and

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  such further terms and conditions, in each case not inconsistent with the 2017 Plan, as may be determined from time to time by the Committee.

        The criteria upon which restricted stock is granted, issued, retained and/or vested may be based on business performance, personal performance evaluations and/or completion of service by the participant. Notwithstanding the foregoing, for any restricted stock that is intended by the Committee to satisfy the requirements for "performance-based compensation" under Section 162(m), the performance criteria will be a measure based on one or more "qualifying performance criteria," as described below. Notwithstanding satisfaction of any completion of service or performance goals, the number of shares granted, issued, retainable and/or vested under a restricted stock award may be reduced (or, with respect to awards not intended to qualify as performance-based compensation under Section 162(m), increased) by the Committee on the basis of such further considerations as the Committee in its sole discretion determines.

  Incentive Awards

        The 2017 Plan authorizes the grant of incentive awards pursuant to which a participant may become entitled to receive an amount, which may be paid in cash, stock or other property, based on satisfaction of such performance and/or service criteria as are specified by the Committee. Subject to the express provisions of the 2017 Plan and as discussed in this paragraph, the Committee has discretion to determine the terms of any incentive award, including:

  •
  the target and maximum amount payable to a participant as an incentive award;

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  the performance criteria (which may be based on business performance and/or personal performance evaluations) and required level of achievement relative to these criteria which determines the amount payable under an incentive award;

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  the periods for which performance will be measured for determining the amount of any payment;

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  the timing of any payment earned by virtue of performance;

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  restrictions on the alienation or transfer of an incentive award prior to actual payment;

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  forfeiture provisions; and

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  such further terms and conditions, in each case not inconsistent with the 2017 Plan, as the Committee may determine from time to time.

        All or any portion of an incentive award may be designed to qualify as "performance-based compensation" that is exempt from the $1,000,000 limit on deductible compensation under Section 162(m). The performance criteria for any portion of an incentive award that is intended to satisfy the requirements for "performance-based compensation" will be a measure based on one or more "qualifying performance criteria," as described below. Notwithstanding satisfaction of any performance goals, the amount paid under an incentive award may be reduced (or, with respect to awards not intended to qualify as performance-based compensation under Section 162(m), increased) by the Committee on the basis of such further considerations as the Committee in its sole discretion will determine.

  Stock Unit Awards

        A "stock unit" is a bookkeeping entry representing an amount equivalent to the fair market value of one share of common stock and is also referred to as a "restricted unit" or "shadow stock." Stock units may be settled in common stock or cash. The grant, issuance, retention and/or vesting of stock units will be subject to such performance and/or service conditions and to such further terms and conditions as the Committee deems appropriate. Each stock unit award will reflect:

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  the number of stock units subject to such award or a formula for determining such;

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  the time or times at which stock units shall be granted and/or become vested, and the conditions or restrictions on such stock units;

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  the performance criteria and required level of achievement relative to these criteria which will determine the number of stock units granted, issued, retainable and/or vested;

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  the period as to which performance will be measured for determining achievement of performance;

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  forfeiture provisions; and

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  such further terms and conditions, in each case not inconsistent with the 2017 Plan as may be determined from time to time by the Committee.

        Notwithstanding anything to the contrary in this paragraph, the performance criteria for any stock unit that is intended by the Committee to satisfy the requirements for "performance-based compensation" under Section 162(m) will be a measure based on one or more "qualifying performance criteria," as specified below.

        The Committee will determine the timing of the award of any stock unit. The Committee may provide for stock units to be settled in cash or shares. Notwithstanding satisfaction of any completion of service or performance goals, the number of stock units granted, issued, retainable and/or vested under a stock unit award may be reduced (or, with respect to awards not intended to qualify as performance-based compensation under Section 162(m), increased) by the Committee on the basis of such further considerations as the Committee in its sole discretion will determine.

Dividends

        The Committee will specify whether dividends or dividend equivalent amounts will be credited and/or payable to any participant with respect to the shares subject to an award; provided, however, that in no event will dividends or dividend equivalents be paid in respect of stock options or SARs. Notwithstanding the foregoing, dividends or dividend equivalents credited/payable in connection with an award that is not yet vested will be subject to the same restrictions and risk of forfeiture as the underlying award and will not be paid until the underlying award vests.

Qualifying Performance Criteria and Section 162(m) Limits

        The performance criteria for any award that is intended to satisfy the requirements for "performance-based compensation" under Section 162(m) will be any one or more of the following performance criteria, or derivations of such criteria, either individually, alternatively or in any combination, applied to either the company as a whole or to a business unit, subsidiary or business segment, either individually, alternatively or in any combination, and measured over a period to be determined by the Committee, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, either based on United States Generally Accepted Accounting Principles (GAAP) or non-GAAP financial results, in each case as specified by the Committee in the award:

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  cash flow (including operating cash flow or free cash flow)

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  earnings (including gross margin, earnings before interest, taxes, depreciation and amortization, or EBITDA, earnings before interest and taxes, or EBIT, earnings before taxes, or EBT, and net earnings)

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  earnings per share

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  stock price

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  return on equity

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  total stockholder return

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  return on capital or return on invested capital

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  return on assets or net assets or return on assets employed

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  return on investment

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  revenue

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  income or net income

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  operating income or net operating income

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  operating profit or net operating profit

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  segment profit or segment profit margin

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  operating margin

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  return on operating revenue

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  market share

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  contract awards or backlog

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  remaining unsatisfied performance obligations

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  overhead or other expense reduction or cost savings

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  credit rating

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  strategic plan development and implementation

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  succession plan development and implementation

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  retention of executive talent

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  workforce diversity

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  return on average stockholders' equity relative to the ten-year Treasury yield, or any similar, independent benchmark

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  safety records

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  corporate tax savings

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  corporate cost of capital reduction

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  capital resource management plan development and implementation

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  internal financial controls plan development and implementation

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  investor relations program development and implementation

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  corporate relations program development and implementation

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  executive performance plan development and implementation

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  tax provision rate for financial statement purposes

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  cash flow return on investment

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  warranted equity value

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  project gross margin in earnings and in contract awards

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  project gross margin percentage in earnings and contract awards

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  project working capital

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  cost of cash

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  overhead leverage

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  ratio of earnings to fixed charges

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  debt as a percentage of total compensation

        To the extent provided for by the Committee at the time an award is granted or otherwise as permitted under Section 162(m), the Committee will appropriately adjust any evaluation of performance under a qualifying performance criteria to account for any of the following events that occurs during a performance period:

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  asset write-downs;

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  litigation or claim judgments or settlements;

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  the effect of changes in tax law, accounting principles or other laws or provisions affecting reported results;

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  accruals for reorganization and restructuring programs;

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  any infrequently occurring or other unusual items, either under applicable accounting provisions or in management's discussion and analysis of financial condition and results of operations appearing in the company's annual report to stockholders for the applicable year; and

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  any other events as the Committee deems appropriate, if such adjustment is approved in connection with the establishment of qualifying performance criteria.

        With respect to any award that is intended to satisfy the condition for "performance-based compensation" under Section 162(m), the award will not be paid until the Committee first certifies that the qualifying performance criteria has been met.

Change of Control

        The Committee may provide that in connection with a change of control, or upon termination of a participant's employment or service within twenty-four months following a change of control, awards will become exercisable, payable, vested, paid or canceled, and may provide for an absolute or conditional exercise, payment or lapse of conditions or restrictions on an award which would be effective only if, upon the announcement of a transaction intended or reasonably expected to result in a change of control, no provision is made under the terms of such transaction for the holder of an award to realize the full benefit of the award. Notwithstanding anything to the contrary, in no event will any accelerated vesting of an award in connection with a change of control be effective unless the change of control is consummated.

Payment of Withholding Taxes

        The Committee may make such provisions or impose such conditions as it may deem appropriate for the withholding or payment by the participants, as appropriate, for any taxes required as a result of any awards granted under the 2017 Plan. The Committee may provide in the agreement evidencing an award or otherwise that all or any portion of the required withholding for taxes by the company or, if permitted by the Committee, desired to be withheld by the participant, in connection with the exercise of a stock option or stock appreciation right or the exercise, vesting, settlement or transfer of any other award shall be paid or, at the election of the participant, may be paid by the company with cash or shares of the company's capital stock otherwise issuable or subject to such award, or by the participant delivering previously owned shares of the company's capital stock, in each case having a fair market value equal to the minimum amount required to be withheld. Any such elections are subject to such conditions or procedures as may be established by the Committee and are subject to Committee approval.

Deferred Payments

        The Committee may determine that all or a portion of any award to a participant may be deferred or may approve deferral elections made by participants, based upon such periods and such terms as the Committee may determine in its sole discretion. Notwithstanding the foregoing, there will be no deferral of stock options or gains on stock appreciation rights allowed. In general, no award will allow for deferral of compensation that does not comply with Section 409A of the IRC, unless the Committee specifically provides that the award is not intended to comply with Section 409A of the IRC.

Transferability of Awards

        Generally, awards granted under the 2017 Plan may not be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner prior to the vesting or lapse of any and all restrictions applicable to the award, other than by will or the laws of descent and distribution, except that the Committee may permit an award to be transferable to a member or members of the participant's family or to entities owned or established for the benefit of a participant's family.

Compensation and Recoupment Policy

        The Committee may provide that any participant and/or any award is subject to any recovery, recoupment, clawback and/or forfeiture policy maintained by the company from time to time.

Amendments and Termination

        The Board of Directors may amend, alter or discontinue the 2017 Plan or any agreement evidencing an award made under the 2017 Plan, but any such amendment is subject to approval by the company's stockholders to the extent required by law or applicable standards of the New York Stock Exchange. In addition, without the approval of the stockholders of the company, no amendment may:

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  materially increase the maximum number of shares of common stock for which awards may be granted under the 2017 Plan;

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  reduce the price at which stock options and stock appreciation rights may be granted below the price specified in the 2017 Plan;

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  reduce the exercise price of outstanding stock options and stock appreciation rights;

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  extend the term of the 2017 Plan; or

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  change the class of persons eligible to be participants.

        After the date of a change of control, no amendment to the plan or any award document may be effected that impairs the rights of any award holder, without such holder's consent, under any award granted prior to the date of any change of control. No stock option, stock appreciation right, restricted stock, incentive award or stock unit granted under the 2017 Plan may be granted more than ten years after the effective date of the 2017 Plan.

U.S. Federal Income Tax Consequences

        The following discussion of the U.S. federal income tax consequences of the 2017 Plan is intended to be a summary of applicable U.S. federal law as currently in effect. State and local tax consequences may differ and may be amended or interpreted differently during the term of the 2017 Plan or of stock options granted under the 2017 Plan. Because the U.S. federal income tax rules governing stock options and related payments are complex and subject to frequent change, optionees are advised to consult their tax advisors prior to exercise of stock options or dispositions of stock acquired pursuant to option exercise.

  Incentive Stock Options

        Incentive stock options and non-qualified stock options are treated differently for U.S. federal income tax purposes. Incentive stock options are intended to comply with the requirements of Section 422 of the IRC. Non-qualified stock options need not comply with such requirements.

        An optionee is not taxed on the grant or exercise of an incentive stock option. The difference between the exercise price and the fair market value of the shares on the exercise date, however, will be taken into account for purposes of the alternative minimum tax. If an optionee holds the shares acquired upon exercise of an incentive stock option for at least two years following the option grant date and at least one year following exercise, the optionee's gain, if any, upon a subsequent disposition of such shares is long term capital gain. The measure of the gain is the difference between the proceeds received on disposition and the optionee's basis in the shares (which generally equals the exercise price). If an optionee disposes of stock acquired pursuant to exercise of an incentive stock option before satisfying the one- and two-year holding periods described above, the optionee may recognize both ordinary income and capital gain in the year of disposition. The amount of the ordinary income will be the lesser of the amount realized on disposition or the fair market value of the stock on the exercise date reduced in both instances by the exercise price. The excess of the consideration received on such a disposition over the lesser of the amount realized on disposition or the fair market value of the stock on the exercise date will generally be long term capital gain if the stock had been held for more than one year following exercise of the incentive stock option.

        The company is not entitled to an income tax deduction on the grant or exercise of an incentive stock option or on the optionee's disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the company will be entitled to a deduction in the year the optionee disposes of the shares in an amount equal to the ordinary income recognized by the optionee.

  Non-Qualified Stock Options

        An optionee is not taxed on the grant of a non-qualified stock option. On exercise, however, the optionee recognizes ordinary income equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price. The company is entitled to an income tax deduction in the year of exercise in the amount recognized by the optionee as ordinary income. Any gain on subsequent disposition of the shares is long term capital gain if the shares are held for more than one year following exercise.

        The company does not receive a deduction for this gain.

  Stock Appreciation Rights

        A participant will not recognize taxable income upon the grant of an SAR. Upon exercise of an SAR, a participant will recognize taxable ordinary income in an amount equal to the amount of cash received and the difference between the fair market value of the underlying shares on the date of exercise and the exercise price of the SAR. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

  Restricted Stock

        An employee who receives restricted stock subject to restrictions which create a "substantial risk of forfeiture" (within the meaning of Section 83 of the IRC) will normally realize taxable income on the date the shares become transferable or no longer subject to substantial risk of forfeiture or on the date of their earlier disposition. The amount of such taxable income will be equal to the amount by which the fair market value of the shares of common stock on the date such restrictions lapse (or any earlier date on which the shares become transferable or are disposed of) exceeds their purchase price, if any.

        An employee may elect pursuant to Section 83(b) of the IRC, however, to include in income in the year of grant the excess of the fair market value of the shares of common stock (without regard to any restrictions) over their purchase price, if any, on the date of grant.

  Stock Units

        A participant will not recognize taxable income upon the grant of a stock unit. Upon the distribution of cash or shares to a participant pursuant to the terms of a stock unit, the participant will recognize taxable ordinary income equal to the amount of any cash and/or the fair market value of any shares received.

  Excess Parachute Payments

        Upon accelerated exercisability, vesting, or payment of award contingent upon or in connection with a change of control of the company, certain amounts associated with such awards could, depending upon the individual circumstances of the recipient participant, constitute "excess parachute payments" under the golden parachute provisions of the IRC. Pursuant to these provisions a participant will be subject to a 20% excise tax on any excess parachute payment and the company may be denied any deduction with respect to such excess parachute payment. The limit on the deductibility of compensation under Section 162(m) of the IRC is also reduced by the amount of any excess parachute payments. Whether amounts constitute excess parachute payments depends upon, among other things, the value of the awards accelerated and the past compensation of the participant.

  Section 409A

        It is the intention of the company that awards will comply with Section 409A of the IRC regarding nonqualified deferred compensation arrangements or will satisfy the conditions of applicable exemptions. However, if an award is subject to and fails to comply with the requirements of Section 409A, the participant may recognize ordinary income on the amounts deferred under the award, to the extent vested, prior to the time when the compensation is received. In addition, Section 409A imposes a 20% penalty tax, as well as interest, on the participant with respect to such amounts.

  Company Deduction and Section 162(m) of the IRC

        As described above, special rules limit the deductibility of compensation paid to the chief executive officer and to each of the next three most highly compensated executive officers, other than the chief financial officer. Under Section 162(m), unless various conditions are met that enable compensation to qualify as "performance-based," the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, the rules and regulations promulgated under Section 162(m) are complicated and subject to change from time to time, sometimes with retroactive effect. In addition, a number of requirements must be met in order for particular compensation to so qualify. As such, there can be no assurance that any compensation awarded or paid under the 2017 Plan will be deductible under all circumstances.

New Plan Benefits

        No awards will be granted under the 2017 Plan prior to its approval by the stockholders of Fluor. All awards will be granted at the discretion of the Committee, and, accordingly, are not yet determinable.

Board Recommendation

        The Board of Directors recommends a vote FOR the approval of the Fluor Corporation 2017 Performance Incentive Plan.

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information as of December 31, 2016 with respect to the shares of common stock that may be issued under the company's equity compensation plans:

	(a)	(b)	(c)

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities available for future issuance under equity compensation plans (excluding securities listed in column (a))

Equity compensation plans approved by stockholders(1)	4,481,381	$60.45	7,374,485

Equity compensation plans not approved by stockholders	—	—	—

Total	4,481,381	$60.45	7,374,485

(1)
Consists of the 2014 Restricted Stock Plan for Non-Employee Directors, under which no securities are currently issuable upon exercise of outstanding options, warrants or rights, but under which 437,556 shares remain available for future issuance; the 2003 Executive Performance Incentive Plan, under which 270,207 shares are currently issuable upon exercise of outstanding options, warrants and rights, but under which no shares remain available for future issuance; and the Amended and Restated 2008 Executive Performance Incentive Plan, under which 4,211,174 shares are currently issuable upon exercise of outstanding options, warrants and rights, and under which 6,936,929 shares remain available for issuance.

PROPOSAL 5 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Consistent with our commitment to good corporate governance, the Board is asking stockholders to ratify the Audit Committee's appointment of Ernst & Young LLP as our independent registered public accounting firm to audit the financial statements of the company for the fiscal year ending on December 31, 2017. In the event the stockholders fail to ratify the appointment of Ernst & Young LLP, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of Fluor and its stockholders.

        A representative of Ernst & Young LLP is expected to be present at the meeting and available to respond to appropriate questions and, although that firm has indicated that no statement will be made, an opportunity for a statement will be provided.

Audit and Other Fees

        The following table presents aggregate fees for professional audit services rendered by Ernst & Young LLP for the audit of the company's annual financial statements for fiscal years 2016 and 2015, and fees billed for other services provided by Ernst & Young LLP for fiscal years 2016 and 2015.

	Fiscal Year Ended (in millions)

	2016	2015

Audit Fees(1)	$8.3	$8.2

Audit-Related Fees(2)	0.7	0.9

Tax Fees(3)	0.5	0.7

All Other Fees	—	—

Total Fees Paid	$9.5	$9.8

(1)
Consists of fees relating to the annual audit, quarterly reviews, statutory audits and comfort letters.

(2)
Consists of fees relating to benefit plan audits, accounting and reporting consultations, and financial due diligence related to acquisitions.

(3)
Consists of fees for tax compliance services (including preparation and filing of expatriate tax returns) and tax consulting services (including support for tax restructuring).

Audit Firm Independence

        The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm. The Audit Committee evaluates the selection of the independent registered public accounting firm each year. In addition, in order to promote continuing auditor independence, the Audit Committee considers the independence of the firm at least annually. In conjunction with the mandated rotation of the independent registered public accounting firm's lead engagement partner, the Audit Committee and its chair are also directly involved in the selection of Ernst & Young's new lead engagement partner. Based on their most recent evaluation of Ernst & Young, including the firm's past performance and an assessment of the firm's qualifications and resources, the members of the Audit Committee believe that the continued retention of Ernst & Young to serve as the company's independent registered public accounting firm is in the best interests of the company and its stockholders.

Audit Committee's Pre-Approval Policy

        The Audit Committee of our Board has policies and procedures that govern the pre-approval of all audit and non-audit services to be provided by our independent registered public accounting firm and prohibit certain services from being provided by our independent registered public accounting firm. The independent registered public accounting firm may not render any audit or non-audit service unless the service is approved in advance by the Audit Committee pursuant to its pre-approval policies and procedures. For any pre-approval, the Audit Committee confirms that such services are consistent with the rules of the Securities and Exchange Commission and the Public Company Accounting Oversight Board on auditor independence.

        On an annual basis, the Audit Committee may pre-approve services that are expected to be provided to the company by our independent registered public accounting firm during the fiscal year. Management provides the Audit Committee a quarterly report listing services performed by and fees paid to the independent registered public accounting firm during the current fiscal year. The Audit Committee has delegated authority to the Chair of the Audit Committee to pre-approve any audit or non-audit services to be provided to the company by the independent registered public accounting firm for which the cost is less than $500,000. The Chair must report any pre-approval pursuant to the delegation of authority to the Audit Committee at its next scheduled meeting, and the Audit Committee is then asked to approve and ratify the pre-approved service.

Board Recommendation

        The Board of Directors recommends a vote FOR the ratification of the appointment by our Audit Committee of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2017.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee assists the Board in fulfilling its oversight responsibility for the:

  •
  company's accounting, reporting and financial practices, including the integrity of its financial statements;

  •
  company's compliance with legal and regulatory requirements;

  •
  independent registered public accounting firm's qualifications and independence;

  •
  performance of the company's internal audit function and independent registered public accounting firm; and

  •
  preparation of this report.

        In carrying out these responsibilities, the Audit Committee, among other things, supervises the relationship between the company and its independent registered public accounting firm, including making decisions with respect to its appointment or removal, reviewing the scope of its audit services, pre-approving audit engagement fees and non-audit services and evaluating its independence. The Audit Committee oversees and evaluates the adequacy and effectiveness of the company's systems of internal and disclosure controls and oversees the internal audit function. The Audit Committee has the authority to investigate any matter brought to its attention and may engage outside counsel for such purpose.

        The company's management is responsible, among other things, for preparing the financial statements and for the overall financial reporting process, including the company's system of internal controls. The independent registered public accounting firm's responsibilities include auditing the financial statements and expressing an opinion on the conformity of the audited financial statements with U.S. generally accepted accounting principles and an opinion on the company's internal control over financial reporting.

        As part of its oversight of the company's financial statements, the Audit Committee reviewed and discussed with management and Ernst & Young LLP, the company's independent registered public accounting firm, the audited financial statements of the company for the fiscal year ended December 31, 2016. The Audit Committee discussed with Ernst & Young LLP such matters as are required to be discussed under the rules adopted by the Public Company Accounting Oversight Board, relating to the conduct of the audit. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence. The Audit Committee has discussed with Ernst & Young LLP the registered public accounting firm's independence from the company and its management, and considered the compatibility of non-audit services with the registered public accounting firm's independence.

        Based on its review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2016, for filing with the Securities and

Exchange Commission. The Audit Committee has also appointed Ernst & Young LLP as the company's independent registered public accounting firm for 2017.

The Audit Committee
Peter K. Barker, Chairman Alan M. Bennett Samuel J. Locklear Deborah D. McWhinney Matthew K. Rose Nader H. Sultan Lynn C. Swann

PROPOSAL 6 — STOCKHOLDER PROPOSAL

        Fluor has received the following stockholder proposal from The Comptroller of the State of New York (the "Comptroller"), who is the trustee of the New York State Common Retirement Fund (the "Fund"). The Comptroller is located at 59 Maiden Lane — 30th Floor, New York, NY 10038. According to information that the Comptroller provided to the company, the Fund owned 324,950 shares of our common stock as of the date the Comptroller submitted the proposal to the company.

COMPTROLLER'S PROPOSAL AND SUPPORTING STATEMENT

        RESOLVED:    Shareholders request that Fluor Corporation adopt time bound quantitative, company-wide goals for the reduction of greenhouse gas (GHG) emissions, taking into consideration the most recent Intergovernmental Panel on Climate Change (IPCC) guidance for reducing total GHG emissions, and issue a report by December 2017, at reasonable cost and omitting proprietary information, on its plans to achieve these goals.

Supporting Statement

        In setting strategies to achieve the GHG goals, we recommend consideration of enhancing the energy efficiency of Fluor's operations (wherever profitable) and sourcing renewable energy.

        In order to mitigate the worst impacts of climate change, the IPCC estimates that a 55 percent reduction in GHG emissions globally is needed by 2050 (relative to 2010 levels) to stabilize global temperatures, entailing a US target reduction of 80 percent.

        The costs of failing to address climate change are significant and estimated to have an average value at risk of $4.2 trillion globally — representing 6% of the current market capitalization of all the world's stock markets (The Economist, Intelligence Unit, 2015). Risky Business: The Economic Risks of Climate Change in the United States (2014), an analysis of climate change impacts, found serious economic effects including property damage, shifting agricultural patterns, reduced labor productivity, and increased energy costs. These effects could substantially impact a company's business operations, revenue or expenditures.

        Setting GHG emission targets is widespread among US companies and can have positive financial outcomes. More than 60 percent of Fortune 100 companies have GHG reduction commitments, renewable energy commitments, or both.

        A report published by WWF, Carbon Disclosure Project (CDP), and McKinsey & Company, The 3% Solution: Driving Profits Through Carbon Reduction (2015), found that companies with GHG targets achieved an average of 9% better return on investment than companies without targets.

        Additionally, the 79% of companies in the S&P 500 that report to CDP earned a higher return on their carbon reduction investments than on their overall corporate capital investments. Also, the 53 Fortune 100 companies reporting on climate change and energy targets to CDP are saving $1.1 billion annually through their emission reductions and renewable energy initiatives. These goals enable companies to reduce costs, build resilient supply chains, and manage operational and reputational risk.

        Electricity costs from sources such as wind and solar have declined rapidly and are now cheaper in some regions than fossil fuel-based energy. In 2015, Berkshire Hathaway's NV Energy secured a power purchase agreement (PPA) price of 3.87 cents per kWh for electricity generated by a 100 Megawatt First Solar project. In addition, longterm wind and solar PPA's (used by companies like Apple), with fixed prices, can help companies reduce the volatility energy costs.

BOARD OF DIRECTORS' STATEMENT IN OPPOSITION

        The Board of Directors agrees that the reduction of greenhouse gas ("GHG") emissions is an important issue for the company to consider in conducting operations. To that end, the company already reports its GHG emission information to our stakeholders and to the CDP, the world's largest database of corporate climate change information, as described further below. The Board recommends a vote "AGAINST" this stockholder proposal because it believes that additional disclosure of strict GHG emissions goals would not provide significant incremental benefits to the company, its stockholders or the environment.

Reporting Greenhouse Gas Emissions

        The company has tracked GHG emissions arising from its offices, vehicle fleets at those offices and air travel since 2006. To drive accountability and verify transparency in our global operations, we proactively report our GHG emission information to our stakeholders in the Sustainability section of our website (www.fluor.com) and to the CDP for use by financial and policy decision-makers. In our 2015 Sustainability Report, which is available in the Sustainability section of our website, we note that over the period that Fluor has collected GHG emissions data, there has been a 28% reduction in our normalized carbon footprint.

Strategies to Reduce Greenhouse Gas Emissions

        Fluor's facilities consist primarily of office space. Using the carbon footprint information we collect, the company continues to identify appropriate ways to reduce carbon emissions. As noted in the Sustainability section of our website, the company has implemented a number of programs to manage its global footprint, including (i) energy reduction through energy-efficient lighting, low power use modality computers and monitors, and programmable thermostats for heating for both new construction and retrofits; (ii) recycling programs including paper products, metals, cooking oils and light bulbs; (iii) reuse of office supplies such as work stations, carpeting, binders and furniture; (iv) water use reductions, including automatic flow faucets and grey irrigation water; and (v) travel and commuting reductions with carpools, office shuttles, bicycling initiatives and support of public transportation.

Company Goals For the Reduction of Greenhouse Gas Emissions

        We manage our greenhouse gas emissions, use of renewable energy and energy efficiency on a facility-by-facility basis. As a result, we have received LEED (or similar) certifications for a number of our facilities around the world, as highlighted in our Sustainability Report. We believe that setting company-wide goals for the reduction of GHG emissions does not allow facility management the full flexibility that is necessary to reduce environmental impact, increase energy efficiency and employ renewable energy. Rather, our current approach allows local management around the globe to institute the best initiatives for their facilities and has resulted in our superior performance, which is the ultimate indicator of how well a program is designed and executed.

Creating Technology to Reduce Greenhouse Gas Emissions

        The company is also committed to helping reduce GHG emissions through its investment in Nuscale Power, LLC, a leader in the development of light water, passively safe small modular reactors ("SMRs"). SMRs can help achieve carbon reduction while playing a significant role in meeting future energy demands. According to the IPCC Working Group III, reducing the carbon intensity of electrical generation is a key component of a cost effective mitigation strategy in achieving a low carbon stabilization level. Nuclear energy is cited as having the potential to make an increasing contribution to low carbon energy supply. We believe NuScale can be a leader in providing a key technology that will assist in reducing GHG emissions.

        The company maintains its commitment to the reduction of GHG emissions by (i) reporting our GHG emissions in our Sustainability Report and to the CDP; (ii) pursuing internal efforts to reduce emissions; and (iii) continuing to develop innovative technologies that can play a large role in addressing climate change. The Board does not believe that establishing future company-wide goals and reporting on those goals is necessary to further these efforts.

Board Recommendation

        The Board of Directors recommends a vote AGAINST the stockholder proposal.

STOCK OWNERSHIP AND STOCK-BASED HOLDINGS OF
EXECUTIVE OFFICERS AND DIRECTORS

        The following table contains information regarding the beneficial ownership of our common stock as of March 3, 2017 by:

  •
  each director and nominee for director;

  •
  each executive officer named in the Summary Compensation Table above; and

  •
  all current directors and executive officers of the company as a group.

        Except as otherwise noted, the individual or his or her family members had sole voting and investment power with respect to such shares.

Name of Beneficial Owner	Shares Beneficially Owned(1)	Fluor Stock-Based Holdings(2)	Percent of Shares Beneficially Owned(3)

Directors:

Peter K. Barker	14,622	30,950	*

Alan M. Bennett	5,843	15,584	*

Rosemary T. Berkery	8,509	21,932	*

Peter J. Fluor	81,998	303,291	*

James T. Hackett	20,990	33,481	*

Samuel J. Locklear	0	0	*

Deborah D. McWhinney	5,670	8,414	*

Armando J. Olivera	2,483	16,494	*

Joseph W. Prueher	13,479	33,187	*

Matthew K. Rose	2,573	7,562	*

David T. Seaton(4)	614,264	746,638	*

Nader H. Sultan	5,007	19,260	*

Lynn C. Swann	1,073	6,062	*

Named Executives:			*

Carlos M. Hernandez	227,963	263,764	*

Peter Oosterveer	175,027	215,860	*

Biggs C. Porter	195,287	235,103	*

Bruce A. Stanski	113,532	136,657	*

All directors and executive officers as a group (22 persons)	1,800,448	2,506,447	1.3%

*
owns less than 1% of the outstanding common stock

(1)
The number of shares of common stock beneficially owned by each person is determined under rules promulgated by the Securities and Exchange Commission. Under these rules, a person is deemed to have "beneficial ownership" of any shares over which that person has or shares voting or investment power, plus any shares that the person may acquire within 60 days, including through the exercise of stock options or vesting of restricted stock units. This number of shares beneficially owned therefore includes all restricted stock, shares held in the company's 401(k) plan, and shares that may be acquired within 60 days pursuant to the exercise of stock options or vesting of restricted stock units. Included in the number of shares beneficially owned by Mr. Hernandez, Mr. Oosterveer, Mr. Porter, Mr. Seaton and Mr. Stanski, and all directors and executive officers as a group, are 156,898, 129,156, 151,449, 474,599, 102,281 and 1,269,959 shares, respectively, subject to restricted stock units vesting or options exercisable currently or within 60 days after March 3, 2017.

(2)
Combines beneficial ownership of shares of our common stock with (i) deferred directors' fees held by certain non-management directors as of March 3, 2017, in an account economically equivalent to our common stock (but payable in cash and some of which is unvested and attributable to the premium described in "Director Compensation" on page 57 of this proxy statement), (ii) restricted stock units deferred by certain non-management directors as of March 3, 2017 under the Director Deferred Compensation Program, (iii) restricted stock units held by directors and executive officers (which are payable in shares of common stock upon vesting) and (iv) performance units held by executive officers (for which the performance period has passed and which are payable in cash or shares of common stock upon vesting, as elected by the executive officer). This column indicates the alignment of the named individuals and group with the interests of the company's stockholders because the value of their total holdings will increase or decrease correspondingly with the price of Fluor's common stock. The amounts described in this footnote are not included in the calculation of the percentages contained in the Percent of Shares Beneficially Owned column of this table.

(3)
The percent ownership for each stockholder on March 3, 2017 is calculated by dividing (i) the total number of shares beneficially owned by the stockholder by (ii) 139,400,427 shares (the total number of shares outstanding on March 3, 2017) plus any shares that may be acquired (including upon exercise of stock options or vesting of restricted stock units) by that person currently or within 60 days after March 3, 2017.

(4)
Mr. Seaton is also a named executive.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        The following table contains information regarding the beneficial ownership of our common stock as of the dates indicated below by the stockholders that our management knows to beneficially own more than 5% of our outstanding common stock. The percentage of ownership is calculated using the number of outstanding shares on March 3, 2017.

Name of Beneficial Owner	Shares Beneficially Owned		Percent of Class

The Vanguard Group	12,851,756	(1)	9.2%

Clearbridge Investments, LLC	11,928,611	(2)	8.6%

BlackRock, Inc.	8,756,166	(3)	6.3%

FMR LLC	8,412,896	(4)	6.0%

(1)
Based on information contained in Amendment No. 3 to the Schedule 13G filed with the Securities and Exchange Commission on February 13, 2017 by The Vanguard Group ("Vanguard"), which indicates that, as of December 31, 2016, Vanguard had sole voting power relative to 224,298 shares, shared voting power relative to 26,482 shares, sole dispositive power relative to 12,606,385 shares and shared dispositive power relative to 245,371 shares. The address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(2)
Based on information contained in Amendment No. 2 to the Schedule 13G filed with the Securities and Exchange Commission on February 14, 2017 by Clearbridge Investments, LLC ("Clearbridge"), which indicates that, as of December 31, 2016, Clearbridge had sole voting power relative to 11,593,342 shares, shared voting power relative to 0 shares, sole dispositive power relative to 11,928,611 shares and shared dispositive power relative to 0 shares. The address of Clearbridge is 620 8th Avenue, New York, NY 10018.

(3)
Based on information contained in Amendment No. 2 to the Schedule 13G filed with the Securities and Exchange Commission on January 24, 2017 by BlackRock, Inc. ("BlackRock"), which indicates that, as of December 31, 2016, BlackRock and certain of its subsidiaries had sole voting power relative to 7,610,984 shares, shared voting power relative to 0 shares, sole dispositive power relative to 8,756,166 shares and shared dispositive power relative to 0 shares. The address of BlackRock is 55 East 52nd Street, New York, NY 10055.

(4)
Based on information contained in the Schedule 13G filed with the Securities and Exchange Commission on February 14, 2017 by FMR LLC ("FMR"), which indicates that, as of December 31, 2016, FMR and certain of its subsidiaries had sole voting power relative to 125,231 shares, shared voting power relative to 0 shares, sole dispositive power relative to 8,412,896 shares and shared dispositive power relative to 0 shares. The address of FMR is 245 Summer Street, Boston, MA 02210.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of Fluor common stock to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of our securities. In addition to requiring prompt disclosure of open-market purchases or sales of company shares, Section 16(a) applies to technical situations. The company maintains and regularly reviews procedures to assist the company in identifying reportable transactions, and assists our directors and executive officers in preparing reports regarding their ownership and changes in ownership of our securities and filing those reports with the Securities and Exchange Commission on their behalf. Based solely upon a review of filings with the Securities and Exchange Commission, a review of company records and written representations by our directors and executive officers, the company believes that all reports were timely filed in accordance with Section 16(a).

OTHER BUSINESS

        The company does not intend to present any other business for action at the Annual Meeting and does not know of any other business intended to be presented by others.

ADDITIONAL INFORMATION

Electronic Delivery of Our Stockholder Communications

        If you received the Notice or proxy materials by mail, we strongly encourage you to conserve natural resources and reduce your company's printing and processing costs by signing up to receive your stockholder communications via e-mail. With electronic delivery, we will notify you via e-mail as soon as the annual report and the proxy statement are available on the Internet, and you can submit your vote easily online. Electronic delivery can help reduce the number of bulky documents in your personal files and eliminate duplicate mailings. Your electronic delivery enrollment will be effective until you cancel it. To sign up for electronic delivery, go to http://enroll.icsdelivery.com/fluor. This link is also available in the investor relations section of our website at www.fluor.com. If you have questions about electronic delivery, please call our investor relations department at (469) 398-7070.

Expenses of Solicitation and "Householding" of Proxy Materials

        The expense of the proxy solicitation will be paid by the company. Some officers and employees may solicit proxies personally, by phone or electronically, without additional compensation. Georgeson & Company Inc. has been engaged to assist in the solicitation for which it will receive approximately $15,000, plus reimbursement of reasonable expenses incurred on our behalf. The company also expects to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of the company's common stock.

        The Securities and Exchange Commission has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single copy of the Notice or certain proxy materials addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. The company and some brokers will be householding the Notice and proxy materials for stockholders who do not participate in electronic delivery of proxy materials, unless contrary instructions are received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding the Notice or proxy materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the Notice or proxy materials, or if you share an address with another stockholder and you would prefer to receive a single copy of the Notice or proxy materials instead of multiple copies, please notify Fluor's investor relations department at (469) 398-7070, Fluor Corporation, 6700 Las Colinas Boulevard, Irving, Texas 75039 or, if your shares are held in a brokerage account, your broker. The company promptly will deliver to a stockholder who received one copy of the Notice or proxy materials as the result of householding a separate copy of the Notice or proxy materials upon the stockholder's written or oral request directed to Fluor's investor relations department at (469) 398-7070, Fluor Corporation, 6700 Las Colinas Boulevard, Irving, Texas 75039. Please note, however, that if you wish to receive a paper proxy card or other proxy materials for purposes of this year's Annual Meeting, you should follow the instructions provided in the Notice.

Advance Notice Procedures

        Under the company's Amended and Restated Bylaws, stockholders may nominate directors or bring other business before an annual meeting if written notice is delivered to the company's Secretary (containing certain information specified in the Amended and Restated Bylaws about the stockholder and the proposed action) not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting — that is, with respect to the 2018 annual meeting, between January 4, 2018 and February 3, 2018, assuming the date of the 2018 annual meeting is not changed by more than 30 days before or more than 70 days after the first anniversary of the 2017 Annual Meeting. These requirements are separate from the company's proxy access procedures and the Securities and Exchange Commission's requirements that a stockholder must meet in order to have a stockholder proposal included in the company's proxy statement (which are described below). Any notices should be sent to: Carlos M. Hernandez, Chief Legal Officer and Secretary, Fluor Corporation, 6700 Las Colinas Boulevard, Irving, Texas 75039. The chairman of the meeting may refuse to acknowledge or introduce any stockholder proposal or nomination if notice thereof is not received within the applicable deadlines or does not comply with the Amended and Restated Bylaws. If a stockholder fails to meet these deadlines or fails to satisfy the requirements of Rule 14a-4 under the Exchange Act, the company may exercise discretionary voting authority under proxies it solicits to vote on any such proposal as it determines appropriate.

Proxy Access Procedures

        The company's Amended and Restated Bylaws permit a stockholder, or group of up to 20 stockholders, owning continuously for at least three years shares of Fluor stock representing an aggregate of at least 3% of our outstanding shares, to nominate and include in the company's proxy materials director nominees constituting up to the greater of two or 20% of the company's Board, provided that the stockholder(s) and nominee(s) satisfy the requirements in our Amended and Restated Bylaws. Written notice of proxy access director nominees must be received not later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the first anniversary of the date the definitive proxy statement was first sent to stockholders in connection with the preceding year's annual meeting — that is, with respect to the 2018 annual meeting, between October 10, 2017 and November 9, 2017, assuming the date of the 2018 annual meeting is not changed by more than 30 days before or after the first anniversary of the 2017 Annual Meeting. Any notices should be addressed to Carlos M. Hernandez, Chief Legal Officer and Secretary, Fluor Corporation, 6700 Las Colinas Boulevard, Irving, Texas 75039.

Stockholder Proposals for the 2018 Annual Meeting

        Stockholders interested in submitting a Rule 14a-8 proposal for inclusion in the proxy materials for the annual meeting of stockholders in 2018 may do so by following the procedures prescribed in

Rule 14a-8, under the Exchange Act. To be eligible for inclusion, stockholder proposals must be received by the company's Secretary no later than the close of business on November 9, 2017. Any proposals should be sent to: Carlos M. Hernandez, Chief Legal Officer and Secretary, Fluor Corporation, 6700 Las Colinas Boulevard, Irving, Texas 75039.

Electronic Voting

        Use of the Internet or telephonic voting procedures described on page 91 of this proxy statement constitutes your authorization for Broadridge Financial Solutions, or in the case of shares held in company retirement plans, the trustee, to deliver a proxy card on your behalf to vote at the Annual Meeting in accordance with your Internet or telephonically communicated instructions.

Annual Report

        Any stockholder who would like a copy of our 2016 Annual Report on Form 10-K may obtain one, without charge, by addressing a request to the Corporate Secretary, Fluor Corporation, 6700 Las Colinas Boulevard, Irving, TX 75039. You may also obtain access to a copy of the Form 10-K in the investor relations section of our website at www.fluor.com by clicking on "Financial Information" and "SEC Filings."

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive a notice regarding Internet availability of proxy materials instead of a full set of printed materials?

        As permitted by Securities and Exchange Commission rules, we are making this proxy statement and our annual report available to our stockholders primarily via the Internet, rather than mailing printed copies of these materials to each stockholder. We believe that this process will expedite stockholders' receipt of proxy materials, lower the costs of the Annual Meeting and help to conserve natural resources. Each stockholder (other than those who previously requested electronic delivery of all materials or previously elected to receive a paper copy of the proxy materials) will receive a Notice of Internet Availability of Proxy Materials (the "Notice") containing instructions on how to access and review the proxy materials, including our proxy statement and our annual report, on the Internet and how to access an electronic proxy card to vote on the Internet or by phone. The Notice also contains instructions on how to receive a paper copy of the proxy materials. If you receive a Notice, you will not receive a printed copy of the proxy materials unless you request one. If you receive a Notice and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice.

Who is entitled to vote at the meeting?

        The Board of Directors set March 7, 2017 as the record date for the Annual Meeting. If you were a stockholder of record at the close of business on March 7, 2017, you are entitled to vote at the Annual Meeting.

What are my voting rights?

        Stockholders have one vote for each share of Fluor common stock owned by them as of the close of business on March 7, 2017, the record date, with respect to all business of the meeting. There is no cumulative voting.

How many shares must be present to hold a meeting?

        On March 7, 2017, the company had 139,736,696 shares of common stock outstanding. The presence at the meeting, in person or by proxy, of a majority of the outstanding shares of Fluor common stock on the record date will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes (broker-held shares for which the brokers have not received voting instructions from clients and with respect to which the brokers do not have discretionary authority to vote on a matter) are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting.

How do I vote my shares?

        If you are a stockholder of record as of the record date, you may authorize the voting of your shares in any of the following ways by following the instructions in the Notice:

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  over the Internet at www.proxyvote.com;

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  telephonically by calling 1-800-690-6903;

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  by completing, signing and mailing the printed proxy card, if you requested a paper copy of the proxy materials; or

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  in person at the Annual Meeting.

        Authorizations submitted over the Internet or by phone must be received by 11:59 p.m. Eastern Daylight Time on May 3, 2017.

        If the shares you own are held in "street name" by a bank, brokerage firm or other nominee, that nominee may provide you with a Notice. Follow the instructions on the Notice to access our proxy materials and vote online, or to request a paper or email copy of our proxy materials. If you receive these materials in paper form, a voting instruction card is included so you can instruct your bank, broker or other nominee how to vote your shares. Please note that if your shares are held in street name by a bank, brokerage firm or other nominee and you wish to vote in person at the Annual Meeting, you must first obtain a legal proxy issued in your name from the bank, brokerage firm or other nominee that holds your shares.

How do I vote if my shares are held in company retirement plans?

        If you hold any shares in the company retirement plans, you are receiving, or are being provided access to, the same proxy materials as any other stockholder of record. However, your proxy vote will serve as voting instructions to The Northern Trust Company, as trustee of the plans. If voting instructions (or any revocation or change of voting instructions) are not received by the trustee by 5:59 p.m. Eastern Daylight Time on May 2, 2017, or if you do not provide properly completed and executed voting instructions, any shares you hold in the company retirement plans will be voted by the trustee in favor of the thirteen nominees for director, and in proportion to the manner in which the other company retirement plan participants vote their shares with respect to the other proposals.

What vote is required for the election of directors and the other proposals?

  Proposal 1 — Election of Directors

        Each director nominee receiving the majority of votes cast (number of shares voted "for" a director nominee must exceed the number of shares voted "against" that director nominee) will be elected as a director, provided that if the number of nominees exceeds the number of directors to be elected (a situation we do not anticipate), the directors shall be elected by a plurality of the votes cast. Abstentions and broker non-votes are not counted in the determination of votes cast, and thus do not have an effect on the outcome of voting for directors.

  Proposals 2, 3 and 5 — Executive Compensation and Auditors

        With respect to Proposals 2, 3 and 5, the affirmative vote of the majority of shares represented in person or by proxy at the Annual Meeting and entitled to vote is required. Abstentions have the same effect as a vote "against" Proposals 2, 3 and 5, and broker non-votes (if applicable) do not have an effect on the outcome of these proposals. Each of these votes is advisory, and the Board will give consideration to the voting results.

  Proposal 4 — Equity Plan

        With respect to Proposal 4, the affirmative vote of the majority of shares represented in person or by proxy at the Annual Meeting and entitled to vote is required to approve the Fluor Corporation 2017 Performance Incentive Plan, which also requires approval of a majority of the votes cast under NYSE listing standards. In both cases, abstentions have the same effect as a vote "against" the proposal and broker non-votes do not have an effect on the outcome of the proposal

  Proposal 6 — Stockholder Proposal

        With respect to Proposal 6, the affirmative vote of the majority of shares represented in person or by proxy at the Annual Meeting and entitled to vote is required. Abstentions have the same effect as a vote "against" Proposal 6, and broker non-votes do not have an effect on the outcome of this proposal.

  Broker Discretionary Voting

        If your shares are held in street name and you do not provide voting instructions to your broker in advance of the Annual Meeting, New York Stock Exchange rules grant your broker discretionary authority to vote on "routine matters," including the ratification of the independent auditors (Proposal 5). However, the proposals regarding the election of directors, the advisory vote to approve executive compensation, the advisory vote on the frequency of future advisory votes to approve executive compensation, the approval of the Fluor Corporation 2017 Performance Incentive Plan and the stockholder proposal are not considered "routine matters." Therefore, if you hold your shares of company common stock in street name and do not provide voting instructions to your broker, your shares will not be voted on Proposals 1, 2, 3, 4 and 6. We urge you to promptly provide voting instructions to your broker to ensure that your shares are voted on these proposals. Please follow the instructions set forth in the Notice.

What if I do not specify how I want my shares voted?

        For shares other than shares held in the Fluor retirement plans or held in street name, if you properly submit a proxy without giving specific voting instructions, the proxyholders named therein will vote in accordance with the recommendation of the Board of Directors (1) FOR the election of the thirteen director nominees listed above, (2) FOR the advisory resolution to approve executive compensation, (3) FOR the approval, on an advisory basis, of the option of every "one year" as the frequency of future advisory votes to approve executive compensation, (4) FOR the approval of the Fluor Corporation 2017 Performance Incentive Plan, (5) FOR the ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the year ending December 31, 2017 and (6) AGAINST the stockholder proposal. As to any other business that may properly come before the meeting, the proxyholders will vote in accordance with their best judgment, although the company does not presently know of any other business.

Can I revoke my proxy or change my vote after submitting my proxy?

        Yes. For shares held of record, you may revoke your proxy or change your voting instructions by submitting a later-dated vote in person at the Annual Meeting, via the Internet, by phone or by delivering written notice to the Secretary of the company at any time prior to 24 hours before the commencement of the Annual Meeting. Attending the meeting will not revoke your proxy unless you specifically request to revoke it or submit a ballot at the meeting. If you are a participant in Fluor's retirement plans, you may revoke your proxy and change your vote, but only until 5:59 p.m. Eastern Daylight Time on May 2, 2017. If the shares you own are held in street name by a bank, brokerage firm or other nominee, you should contact that nominee if you wish to revoke or change previously given voting instructions.

How can I attend the meeting?

        Attendance at the Annual Meeting is limited to stockholders of the company as of the record date. You may be asked to present valid, government-issued picture identification, such as a driver's license or passport, before being admitted to the meeting. If you hold your shares in street name, you also will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from your broker or other nominee are examples of proof of ownership. Each stockholder may appoint only one proxy holder or representative to attend the meeting on his or her behalf.

        Please let us know whether you plan to attend the meeting by responding affirmatively when prompted during telephone or Internet voting or by marking the attendance box on the proxy card or voting instruction card.

Carlos M. Hernandez Executive Vice President, Chief Legal Officer and Secretary

March 9, 2017
Irving, Texas

Annex A

FLUOR CORPORATION
2017 PERFORMANCE INCENTIVE PLAN

SECTION 1.    Purpose of Plan

        The purpose of the Fluor Corporation 2017 Performance Incentive Plan (the "Plan") is to enable the Company, as defined in Section 2.2(a)(ii) hereof, to attract, retain and motivate its officers, executives, management, non-employee directors and other key personnel, to further align the interests of such persons with those of the stockholders of the Company, by providing for or increasing their proprietary interest in the Company, and to help promote a pay-for-performance linkage for such persons.

SECTION 2.    Administration of the Plan

        2.1    Composition of Committee.    The Plan shall be administered by the Organization and Compensation Committee of the Board of Directors of the Company and/or by the Board of Directors of the Company (the "Board of Directors") or another committee of the Board of Directors, as appointed from time to time by the Board of Directors (any such administrative body, the "Committee"). The Board of Directors shall fill vacancies on, and may remove from or add members to, the Committee. The Committee shall act pursuant to a majority vote or unanimous written consent. If an award granted under the Plan (an "Award") is intended to satisfy the conditions of Section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), then approval of such grant shall be required to be made solely by Committee members who are "outside directors" as described in the Treasury regulations under Code Section 162(m). To the extent that any permitted action taken by the Board of Directors conflicts with action taken by the Committee, the Board of Directors action shall control.

        2.2    Powers of the Committee.    Subject to the express provisions of this Plan, the Committee shall be authorized and empowered to do all things necessary or desirable in connection with the administration of this Plan with respect to the Awards over which such Committee has authority, including, without limitation, the following:

          (a)   to prescribe, amend and rescind rules and regulations relating to this Plan and to define terms not otherwise defined herein; provided that, unless the Committee shall specify otherwise, for purposes of this Plan: (i) the term "fair market value" shall mean, as of any date, the closing price per share at which the Shares (as defined in Section 3.1 hereof) are sold in the regular way on the New York Stock Exchange or, if no Shares are traded on the New York Stock Exchange on the date in question, then for the next preceding date for which Shares are traded on the New York Stock Exchange; and (ii) the term "Company" shall mean Fluor Corporation, a Delaware corporation, and its subsidiaries and affiliates, unless the context otherwise requires.

          (b)   to determine which persons are Eligible Participant (as defined in Section 4 hereof), to which of such Eligible Participants, if any, Awards shall be granted hereunder, to make Awards under the Plan and to determine the terms of such Awards and the timing of any such Awards;

          (c)   to determine the number of Shares subject to Awards and the exercise or purchase price of such Shares;

          (d)   to establish and verify the extent of satisfaction of any performance goals applicable to Awards;

          (e)   to determine the vesting, exercisability, transferability, and payment of Awards, including the authority to accelerate the vesting of Awards;

          (f)    to prescribe and amend the terms of the agreements or other documents evidencing Awards made under this Plan (which need not be identical);

          (g)   to determine the extent to which adjustments are required pursuant to Section 13 hereof;

          (h)   to interpret and construe this Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Plan, Participants (as defined in Section 4 hereof) and the Company;

          (i)    to approve corrections in the documentation or administration of any Award;

          (j)    to establish subplans for the grant of Awards to Participants who are foreign nationals or are employed or provide service outside the U.S., which subplans may provide for different terms and conditions applicable to Awards if necessary or desirable to recognize differences in local law or tax policy;

          (k)   to address unanticipated events (including any temporary closure of the stock exchange on which the Company is listed, disruption of communications or natural catastrophe); and

          (l)    to make all other determinations deemed necessary or advisable for the administration of the Plan.

        2.3    Determinations of the Committee.    All decisions, determinations and interpretations by the Committee or the Board of Directors regarding the Plan shall be final and binding on all Eligible Participants and Participants (as defined in Section 4 hereof). The Committee or the Board of Directors, as applicable, shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

        2.4    Delegation of Authority.    Notwithstanding the foregoing and to the extent consistent with applicable law, the Committee may appoint one or more separate committees (any such committee, a "Subcommittee") composed of one or more directors of the Company (who may but need not be members of the Committee) or officers of the Company (who may but need not be members of the Board of Directors), and may delegate to any such Subcommittee(s) the authority to grant Awards (as defined below) under the Plan to Eligible Participants (as defined below) who are not Section 16 officers or non-employee directors of the Company, to determine all terms of such Awards, and/or to administer the Plan or any aspect of it; provided, however, that if the Subcommittee is composed of one or more officers of the Company who are not members of the Board of Directors, the resolution so authorizing such Subcommittee shall specify the total number of shares subject to such Awards (if any) such Subcommittee may award pursuant to such delegated authority. No such officer shall designate himself or herself as a recipient of any Awards granted under authority delegated to such officer. Any action taken by a Subcommittee within the scope of such delegation shall be deemed for all purposes to have been taken by the Committee.

        2.5    Execution of Document and Provision of Assistance.    The Committee hereby designates the Secretary of the Company and the head of the Company's human resource function to assist the Committee in the administration of the Plan and execute agreements evidencing Awards made under this Plan or other documents entered into under this Plan on behalf of the Committee or the Company. In addition, the Committee may designate other Company employees to assist the Committee in the administration of the Plan, and may grant authority to such persons to execute agreements evidencing Awards made under this Plan or other documents entered into under this Plan on behalf of the Committee or the Company.

        2.6    Uniformity Not Required.    The terms and conditions that apply to Awards (including but not limited to the forms of award agreements) need not be uniform among all Awards, among all Awards of the same type, among all Awards granted to the same Participant, or among all Awards granted at the same time.

SECTION 3.    Stock Subject to Plan

        3.1    Number of Shares.

        (a)   As of the Effective Date (as defined below), subject to adjustment as provided in Section 13, a total of 12,200,000 shares of the Company's common stock, $0.01 par value ("Shares") shall be authorized for Awards granted under the Plan, less one (1) Share for every one (1) Share that was subject to an Option or Stock Appreciation Right granted after February 24, 2017 and prior to the Effective Date under the Company's Amended & Restated 2008 Executive Performance Incentive Plan (the "2008 Plan") and 3.0 Shares for every one (1) Share that was subject to an award other than an option or stock appreciation right granted after February 24, 2017 and prior to the Effective Date under the 2008 Plan. Any Shares that are subject to Options or Stock Appreciation Rights shall be counted against this limit as one (1) Share for every one (1) Share granted, and any Shares that are subject to Awards other than Options or Stock Appreciation Rights shall be counted against this limit as 3.0 Shares for every one (1) Share granted. After the Effective Date, no awards may be granted under the Company's 2000 Executive Performance Incentive Plan, the Company's 2000 Restricted Stock Plan for Non-Employee Directors, the Company's 2001 Key Employee Performance Incentive Plan, the Company's 2003 Executive Performance Incentive Plan, the 2008 Plan and the Company's 2014 Restricted Stock Plan for Non-Employee Directors (collectively, the "Prior Plans").

        (b)   If (i) any Shares subject to an Award are forfeited, an Award expires or an Award is settled for cash (in whole or in part), or (ii) after February 24, 2017 any Shares subject to an award under any Prior Plan are forfeited, or an award under any Prior Plan expires or is settled for cash (in whole or in part), then in each such case the Shares subject to such Award or award under any Prior Plan shall, to the extent of such forfeiture, expiration or cash settlement, be added to the Shares available for Awards under the Plan, in accordance with Section 3.1(c) below. In the event that withholding tax liabilities arising from an Award other than an Option or Stock Appreciation Right or, after February 24, 2017, an award other than an option or stock appreciation right under any Prior Plan are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, the Shares so tendered or withheld shall be added to the Shares available for Awards under the Plan in accordance with Section 3.1(c) below. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under paragraph (a) of this Section: (i) Shares tendered by the Participant or withheld by the Company in payment of the purchase price of an Option or after February 24, 2017, an option under any Prior Plan, (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to Options or Stock Appreciation Rights or after February 24, 2017, options or stock appreciation rights under any Prior Plan, (iii) Shares subject to a Stock Appreciation Right or after February 24, 2017, a stock appreciation right under any Prior Plan that are not issued in connection with its stock settlement on exercise thereof, and (iv) Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options or after February 24, 2017, options under any Prior Plan.

        (c)   Any Shares that again become available for Awards under the Plan pursuant to this Section shall be added as (i) one (1) Share for every one (1) Share subject to Options or Stock Appreciation Rights granted under the Plan or options or stock appreciation rights granted under any Prior Plan, and (ii) as 3.0 Shares for every one (1) Share subject to Awards other than Options or Stock Appreciation Rights granted under the Plan or awards other than options or stock appreciation rights granted under any Prior Plan.

        3.2    Code Section 162(m) and 422 Limits.    The aggregate number of Shares subject to Stock Options or Stock Appreciation Rights granted under this Plan during any calendar year to any one Eligible Participant shall not exceed 1,125,000. The aggregate number of Shares issuable with respect to any Restricted Stock Awards, Incentive Awards denominated in Shares or Stock Unit Awards (other than Shares issued or issuable upon exercise of Stock Options or Stock Appreciation Rights) granted under this Plan during any calendar year to any one Eligible Participant shall not exceed 375,000. The maximum amount payable pursuant to that portion of an Incentive Award granted under this Plan for any fiscal year to any Participant that is intended to satisfy the requirements for "performance based compensation" under Code Section 162(m) and is denominated in cash shall not exceed Ten Million Dollars ($10,000,000). Notwithstanding anything to the contrary in the Plan, (i) the foregoing limitations shall be subject to adjustment under Section 13 only to the extent that such adjustment will not affect the status of any Award intended to qualify as "performance based compensation" under Code Section 162(m) and (ii) with respect to awards to newly-hired employees in connection with the commencement of their employment, the limits shall be two times the amounts set forth in this Section 3.2. The aggregate number of Shares that may be issued pursuant to the exercise of ISOs (as defined below) granted under this Plan shall not exceed 12,200,000, which number shall be calculated and adjusted pursuant to Section 13 only to the extent that such calculation or adjustment will not affect the status of any option intended to qualify as an incentive stock option under Section 422 of the Code.

        3.3    Substitute Awards.    Substitute Awards shall not reduce the Shares authorized for issuance under the Plan or authorized for grant to an Eligible Participant in any calendar year. Additionally, in the event that a company acquired by the Company or any subsidiary, or with which the Company or any subsidiary combines, has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for issuance under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were employees or directors of such acquired or combined company before such acquisition or combination. For purposes of this Section 3.3. "Substitute Awards" means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any subsidiary or with which the Company or any subsidiary combines.

        3.4    Awards to Non-Employee Directors.    Subject to adjustment pursuant to the provisions of Section 13 hereof, the aggregate dollar value of Shares subject to Awards granted under this Plan, together with any cash compensation earned and paid or payable, for services rendered during any calendar year to any one Eligible Director shall not exceed $600,000; provided, however, that in the calendar year in which an Eligible Director first joins the Board or is first designated as Chairman of the Board or Lead Director, such maximum dollar value may be up to two hundred percent (200%) of the dollar value set forth in the foregoing limit. Notwithstanding anything to the contrary herein, any cash compensation that is deferred under the Fluor Corporation 409A Deferred Directors' Fees Program or otherwise shall be counted towards the foregoing limit for the year in which the compensation is earned (and not counted in the year it is paid/settled), and no interest or other earnings on such compensation shall count towards the limit.

SECTION 4.    Persons Eligible Under Plan

        Any person who is (i) an employee of the Company, (ii) a prospective employee of the Company, (iii) a director of the Company who is not an employee of the Company or any of its subsidiaries (an "Eligible Director"), (iv) a consultant to the Company, or (v) an advisor of the Company (each, an "Eligible Participant") shall be eligible to be considered for the grant of Awards. For purposes of this Plan, the Chairman of the Board's status as an employee shall be determined by the Board of Directors. A "Participant" is any Eligible Participant to whom an Award has been made and any person (including any estate) to whom an Award has been assigned or transferred pursuant to Section 11.1.

SECTION 5.    Plan Awards

        5.1    Award Types.    The Committee, on behalf of the Company, is authorized under this Plan to enter into certain types of arrangements with Eligible Participants and to confer certain benefits to them ("Awards"). The following types of Awards are authorized under the Plan if granted according to the terms and conditions of the Plan: Stock Option (including incentive stock options), Stock Appreciation Right, Restricted Stock, Incentive and Stock Unit. These authorized types of Awards are defined as follows:

        Stock Option Award:    A Stock Option is a right granted under Section 6 of this Plan to purchase a specified number of Shares at a specified exercise price, at such times, and on such other terms and conditions as are specified in or determined pursuant to the document(s) evidencing the Award (the "Option Agreement"). Stock Options intended to qualify as incentive stock options ("ISOs") pursuant to Code Section 422 and Stock Options that are not intended to qualify as ISOs ("Non-Qualified Stock Options" or "NQSOs") may be granted.

        Stock Appreciation Right Award:    A Stock Appreciation Right is a right granted pursuant to Section 7 of this Plan that entitles the Participant to receive, in cash or Shares or a combination thereof, as determined by the Committee, value equal to or otherwise based on the excess of (i) the fair market value of a specified number of Shares at the time of exercise over (ii) the exercise price of the right, as established by the Committee on the date of grant, and on such other terms and conditions as are specified in or determined pursuant to the document(s) evidencing the Award (the "Stock Appreciation Right Agreement").

        Restricted Stock Award:    A Restricted Stock Award is an award of Shares made under Section 8 of this Plan, the grant, issuance, retention and/or vesting of which is subject to such performance and/or other conditions as are expressed in the document(s) evidencing the Award (the "Restricted Stock Agreement").

        Incentive Award:    An Incentive Award is a bonus opportunity awarded under Section 9 of this Plan pursuant to which a Participant may become entitled to receive an amount payable either in cash, Shares or other property based on satisfaction of such performance and/or service criteria as are specified in the document(s) evidencing the Award (the "Incentive Bonus Agreement").

        Stock Unit Award:    A Stock Unit Award is an award of a right to receive the fair market value of a specified number of Shares made under Section 10 of this Plan, the grant, issuance price, retention and/or vesting of which is subject to such performance and/or other conditions as are expressed in the document(s) evidencing the Award (the "Stock Unit Agreement").

        5.2    Grants of Awards.    An Award may consist of one or two or more Award types made in any combination or in the alternative.

SECTION 6.    Stock Option Awards

        The Committee may grant a Stock Option or provide for the grant of a Stock Option, in the discretion of the Committee or automatically upon the occurrence of specified events previously established by the Committee including, without limitation, the achievement of performance goals, the satisfaction of an event or condition within the control of the recipient of the Award, within the control of others or not within any person's control.

        6.1    Option Agreement.    Each Option Agreement shall contain provisions regarding (a) the number of Shares which may be issued upon exercise of the Stock Option, (b) the purchase price of the Shares and the means of payment for the Shares, (c) the term of the Stock Option, (d) such terms and conditions of exercisability as may be determined by the Committee, (e) any restrictions on the transfer of the Stock Option, (f) forfeiture provisions, and (g) such further terms and conditions, consistent with the Plan as may be determined by the Committee. Option Agreements evidencing ISOs shall contain such terms and conditions as may be necessary to comply with the applicable provisions of Code Section 422.

        6.2    Stock Option Price.    The purchase price per Share of the Shares subject to each Stock Option granted under the Plan shall equal or exceed 100% of the fair market value of such Stock on the date the Stock Option is granted, except that the Committee may specifically provide that (i) to the extent consistent with Section 409A of the Code, "fair market value", solely for purposes of determining the purchase price per share for Stock Options, may be determined using an average selling or closing price of the Shares during a specified period that is within 30 days before through 30 days after the date the Stock Option is granted and (ii) the exercise price of a Stock Option may be higher or lower in the case of a Stock Option granted to employees or directors of a company acquired by the Company in assumption and substitution of options held by such employees or directors at the time such company is acquired. The assumption and substitution of options shall not result in discounted options subject to Section 409A.

        6.3    Stock Option Term.    The "term" of each Stock Option granted under the Plan, including any ISOs, shall be stated in the Option Agreement but may not exceed ten (10) years from the date of its grant. Notwithstanding the foregoing, in the event that on the last business day of the term of a Stock Option (i) the exercise of the Stock Option, other than an ISO, is prohibited by applicable law or (ii) Shares may not be purchased or sold by the applicable Eligible Participant due to the "black-out period" of a Company policy or a "lock-up" agreement undertaken in connection with an issuance of securities by the Company, the term shall be extended for a period of 30 days following the end of the legal prohibition, black-out period or lock-up agreement.

        6.4    Stock Option Vesting.    Stock Options granted under the Plan shall be exercisable at such time and in such manner prior to the expiration of the Stock Option's term as determined in the sole discretion of the Committee and evidenced in the terms of the Option Agreement. The Committee shall have the right to make the timing of the ability to exercise any Stock Option granted under the Plan subject to such performance requirements as deemed appropriate by the Committee. At any time after the grant of a Stock Option, the Committee may, in its sole discretion, reduce or eliminate any restrictions surrounding any Participant's right to exercise all or part of the Stock Option.

        6.5    Option Exercise.

          (a)    Partial Exercise.    An exercisable Stock Option may be exercised in whole or in part. However, a Stock Option shall not be exercisable with respect to fractional Shares and the Committee may require, by the terms of the Option Agreement, that any partial exercise must be for a minimum number of whole Shares.

          (b)    Manner of Exercise.    An exercisable Stock Option shall be deemed exercised (in whole or in part) only upon delivery to the Company representative designated by the Committee all of the following: (i) a notice of exercise (in such form as the Committee authorizes) specifying the number of Shares to be purchased by the Participant; (ii) payment or provision for payment of the exercise price (in compliance with Section 6.5(c) hereof) for such number of Shares; (iii) such representations and documents as the Committee, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other Federal, state or foreign securities laws or regulations; (iv) in the event that the Stock Option shall be exercised pursuant to Section 11.1 by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Option; and (v) such representations and documents as the Committee, in its sole discretion, deems necessary or advisable to provide for tax withholding. Unless provided otherwise by the Committee, no Participant shall have any right as a stockholder with respect to any Shares purchased pursuant to any Stock Option until the registration of Shares in the name of the Participant, and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Shares are so registered.

          (c)    Payment of Exercise Price.    To the extent authorized by the Committee, the exercise price of a Stock Option may be paid at the time established by the terms of the Option Agreement or at the time of exercise of the Stock Option in one or more of the following methods: (i) cash or certified or cashiers' check; (ii) shares of Company capital stock that have been held by the Participant for such period of time as the Committee may specify; (iii) other property deemed acceptable by the Committee; (iv) a reduction in the number of Shares or other property otherwise issuable pursuant to such Stock Option; (v) a broker-assisted cashless exercise program established by the Company or (vi) any combination of (i) through (v).

        6.6    ISO Limits.    ISOs may be granted only to Eligible Participants who are employees of the Company (or of any subsidiary corporation (within the meaning of Section 424 of the Code) of the Company or any joint venture operation or joint venture partner of the Company or its subsidiaries) on the date of grant. The aggregate fair market value (determined as of the date the ISO is granted) of the Shares with respect to which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company (or of any parent or subsidiary corporation (within the meaning of Section 424 of the Code) of the Company)) shall not exceed $100,000 or such other amount as may subsequently be specified by the Code and/or applicable regulations; provided that if such limitation is exceeded, any Stock Options on Shares in excess of such limitation shall be deemed to be NQSOs. All ISOs must be granted within ten years from the date the Plan was last approved by the Company's stockholders. In the case of an ISO granted to an Eligible Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any subsidiary, then: the exercise price per share shall be no less than 110% of the fair market value of one Share on the date of grant; and the term of the ISO shall not exceed five years from the date the ISO is granted. ISOs shall contain such other provisions as the Committee shall deem advisable but shall in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify as incentive stock options under Section 422 of the Code.

        6.7    No Repricing without Stockholder Approval.    Other than in connection with a change in the Company's capitalization (as described in Section 13) the exercise price of an outstanding Stock Option may not be reduced after the date of grant nor may any outstanding Stock Option with an exercise price in excess of fair market value be surrendered to the Company (via cancellation and re-grant or exchange) as consideration for cash, the grant of a new Stock Option with a lower (or no) exercise price or the grant of another Award without stockholder approval; provided, however, that in the event of a Change of Control, any outstanding Stock Option with an exercise price equal to or in excess of the value of the consideration to be paid to the holders of Shares (on a per share basis) may be cancelled without any consideration.

SECTION 7.    Stock Appreciation Right Awards

        Stock Appreciation Rights may be granted to Participants from time to time either in tandem with or as a component of other Awards granted under the Plan ("tandem Stock Appreciation Rights") or not in conjunction with other Awards ("freestanding Stock Appreciation Rights") and may, but need not, relate to a specific Stock Option granted under Section 6. The provisions of Stock Appreciation Rights need not be the same with respect to each grant or each recipient. Any Stock Appreciation Right granted in tandem with an Award may be granted at the same time such Award is granted or at any time thereafter before exercise or expiration of such Award. All freestanding Stock Appreciation Rights shall be granted subject to the same terms and conditions applicable to Stock Options as set forth in Section 6 and all tandem Stock Appreciation Rights shall have the same exercise price, vesting, exercisability, forfeiture and termination provisions as the Award to which they relate. Subject to the provisions of Section 6 and the immediately preceding sentence, the Committee may impose such other conditions or restrictions on any Stock Appreciation Right as it shall deem appropriate. Stock Appreciation Rights may be settled in Shares, cash or a combination thereof, as determined by the Committee and set forth in the applicable award agreement. Other than in connection with a change in the Company's capitalization (as described in Section 13) the exercise price of Stock Appreciation Rights may not be reduced after the date of grant nor may any outstanding Stock Appreciation Right with an exercise price in excess of fair market value be surrendered to the Company (via cancellation and re-grant or exchange) as consideration for cash, the grant of a new Stock Appreciation Right with a lower exercise price or the grant of another Award without stockholder approval; provided, however, that in the event of a Change of Control, any outstanding Stock Appreciation Right with an exercise price equal to or in excess of the value of the consideration to be paid to the holders of Shares (on a per share basis) may be cancelled without any consideration.

SECTION 8.    Restricted Stock Awards

        Restricted Stock consists of an award of Shares, the grant, issuance, retention and/or vesting of which shall be subject to such performance conditions and/or to such further terms and conditions as the Committee deems appropriate.

        8.1    Restricted Stock Award.    Each Restricted Stock Award shall reflect, to the extent applicable (a) the number of Shares subject to such Award or a formula for determining such, (b) the time or times at which Shares shall be granted or issued and/or become retainable or vested, and the conditions or restrictions on such Shares, (c) the performance criteria and required level of achievement relative to these criteria which shall determine the number of Shares granted, issued, retainable and/or vested, (d) the measuring period for determining achievement of performance, (e) forfeiture provisions, and (f) such further terms and conditions consistent with the Plan as may be determined from time to time by the Committee.

        8.2    Performance and Other Criteria.    The grant, issuance, retention and/or vesting of each Restricted Stock Award may be subject to such performance and other criteria and required level of achievement relative to these criteria as the Committee shall determine, which criteria may be based on business performance, personal performance evaluations and/or completion of a specified period of service by the Participant.

        Notwithstanding anything to the contrary herein, the performance criteria for any Restricted Stock Award that is intended by the Committee to satisfy the requirements for "performance-based compensation" under Code Section 162(m) shall be a measure based solely on one or more Qualifying Performance Criteria (as defined in Section 11.2 hereof) selected by the Committee.

        8.3    Timing of Award.    The Committee shall determine all specifics concerning the timing of any Restricted Stock Award.

        8.4    Discretionary Adjustments.    Notwithstanding satisfaction of any required period of service or performance goals, the number of Shares granted, issued, retainable and/or vested under a Restricted Stock Award based on either business performance or personal performance evaluations may be reduced (or, with respect to awards not intended to qualify as "performance-based compensation" under Section 162(m) of the Code, increased) by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

SECTION 9.    Incentive Awards

        Each Incentive Award will confer upon the Eligible Participant the opportunity to earn a future payment tied to a specified level of achievement with respect to performance and/or service criteria.

        9.1    Incentive Award.    Each Incentive Award shall contain provisions regarding, as applicable (a) the target and maximum amount payable to the Participant as an Incentive Award, (b) the performance and/or service criteria and required level of achievement, as applicable, relative to these criteria which shall determine the amount of such payment, (c) the period as to which performance shall be measured for establishing the amount of any payment, (d) the vesting of the Incentive Award, (e) restrictions on the alienation or transfer of the Incentive Award prior to actual payment, (f) forfeiture provisions, and (g) such further terms and conditions, consistent with the Plan as may be determined by the Committee. In establishing the provisions of Incentive Awards, the Committee may refer to categories of such Awards as parts of "Programs" or "Plans", which names will not affect the applicability of this Plan.

        9.2    Performance Criteria.    If applicable, the Committee shall establish the performance criteria and required level of achievement relative to these criteria which shall determine the target, minimum and maximum amount payable under an Incentive Award, which criteria may be based on business performance and/or personal performance evaluations. The Committee may specify the amount or percentage of the target Incentive Award that is intended to satisfy the requirements for "performance-based compensation" under Code Section 162(m).

        Notwithstanding anything to the contrary herein, the performance criteria for any portion of an Incentive Award that is intended by the Committee to satisfy the requirements for "performance-based compensation" under Code Section 162(m) shall be a measure based solely on one or more Qualifying Performance Criteria (as defined in Section 11.2 hereof) selected by the Committee and specified at the time required under Code Section 162(m).

        9.3    Timing and Form of Payment.    The Committee may permit a Participant or the Company to elect for the payment of any Incentive Award to be deferred to a specified date or event in accordance with an election made pursuant to the Fluor Executive 409A Deferred Compensation Program (or any successor thereto). The Committee may specify the form of payment of Incentive Awards, which may be cash, shares, or other property.

        9.4    Discretionary Adjustments.    Notwithstanding satisfaction of any performance goals, the amount paid under an Incentive Award based on either business performance or personal performance evaluations may be reduced (or, with respect to awards not intended to qualify as "performance-based compensation" under Section 162(m) of the Code, increased) by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

SECTION 10.    Stock Units

        10.1    Stock Units.    A "Stock Unit" is a bookkeeping entry representing an amount equivalent to the fair market value of one Share, also sometimes referred to as a "restricted unit" or "shadow stock". Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Committee.

        10.2    Stock Unit Awards.    Each Stock Unit Award shall reflect, to the extent applicable (a) the number of Stock Units subject to such Award or a formula for determining such, (b) the time or times at which Stock Units shall be granted and/or become vested, and the conditions or restrictions on such Stock Units, (c) the performance and/or service criteria and required level of achievement, as applicable, relative to these criteria which shall determine the number of Stock Units granted, issued, retainable and/or vested, (d) the measuring period for determining achievement of performance, (e) forfeiture provisions, and (f) such further terms and conditions, in each case not inconsistent with the Plan as may be determined by the Committee.

        10.3    Performance and Other Criteria.    The grant, issuance, retention and or vesting of each Stock Unit may be subject to such performance and other criteria and required level of achievement relative to these criteria as the Committee shall determine, which criteria may be based on business performance, personal performance evaluations and/or completion of a specified period of service by the Participant.

        Notwithstanding anything to the contrary herein, the performance criteria for any Stock Unit that is intended by the Committee to satisfy the requirements for "performance-based compensation" under Code Section 162(m) shall be a measure based solely on one or more Qualifying Performance Criteria (as defined in Section 11.2 hereof) selected by the Committee and specified at the time the Stock Unit is granted.

        10.4    Timing of Award.    The Committee shall determine all specifics concerning the timing of any Stock Unit Award.

        10.5    Settlement of Stock Units.    The Committee may provide for Stock Units to be settled in cash and/or Shares. The Committee may permit a Participant or the Company to elect for the settlement of any Stock Unit Award to be deferred to a specified date or event in accordance with an election made pursuant to the Fluor Executive 409A Deferred Compensation Program or the Fluor Corporation 409A Deferred Directors' Fees Program (or any successor thereto), as applicable. The amount of cash or Shares, to be distributed may, if the Stock Unit Agreement provides, be increased by an interest factor or by dividend equivalents, as the case may be, which may be valued as if reinvested in Shares. Until a Stock Unit is settled, the number of Shares represented by a Stock Unit shall be subject to adjustment pursuant to Section 13.

        10.6    Discretionary Adjustments.    Notwithstanding satisfaction of any required period of service or performance goals, the number of Stock Units granted, issued, retainable and/or vested under a Stock Unit Award due to business performance or personal performance evaluations may be reduced (or, with respect to awards not intended to qualify as "performance-based compensation" under Section 162(m) of the Code, increased) by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

SECTION 11.    Other Provisions Applicable to Awards

        11.1    Transferability.    Unless the agreement evidencing an Award (or an amendment thereto authorized by the Committee) expressly states that it is transferable as provided hereunder, no Award granted under the Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner, other than by will or the laws of descent and distribution, prior to the vesting or lapse of any and all restrictions applicable to an Award or any Shares issued under an Award. During a Participant's lifetime, Stock Options and Stock Appreciation Rights may only be exercised by the Participant.

        The Committee may in its sole discretion grant an Award or amend an outstanding Award to provide that the Award is transferable or assignable to a member or members of the Participant's "immediate family", as such term is defined under Rule 16a-1(e) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or to a trust for the benefit solely of a member or members of the Participant's immediate family, or to a partnership or other entity whose only owners are members of the Participant's family, provided that following any such transfer or assignment the Award will remain subject to substantially the same terms applicable to the Award while held by the Participant, as modified as the Committee in its sole discretion shall determine appropriate, and the Participant shall execute an agreement agreeing to be bound by such terms.

        11.2    Qualifying Performance Criteria.    For purposes of this Plan, the term "Qualifying Performance Criteria" shall mean any one or more of the following performance criteria, or derivations of such performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit, subsidiary or business segment, either individually, alternatively or in any combination, and measured over a performance period to be determined by the Committee, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, either based on United States Generally Accepted Accounting Principles ("GAAP") or non-GAAP financial results, in each case as specified by the Committee in the Award: (a) cash flow (including operating cash flow or free cash flow); (b) earnings (including gross margin, earnings before interest, taxes, depreciation and amortization ("EBITDA"), earnings before interest and taxes ("EBIT"), earnings before taxes ("EBT"), and net earnings); (c) earnings per share; (d) stock price; (e) return on equity; (f) total stockholder return; (g) return on capital or return on invested capital (ROIC); (h) return on assets or net assets or return on assets employed (ROAE); (i) return on investment; (j) revenue; (k) income or net income; (l) operating income or net operating income; (m) operating profit or net operating profit; (n) segment profit or segment profit margin; (o) operating margin; (p) return on operating revenue; (q) market share; (r) contract awards or backlog; (s) remaining unsatisfied performance obligations; (t) overhead or other expense reduction or cost savings; (u) credit rating; (v) strategic plan development and implementation; (w) succession plan development and implementation; (x) retention of executive talent; (y) workforce diversity; (z) return on average stockholders' equity relative to the Ten Year Treasury Yield (as hereinafter defined) or any similar, independent benchmark; (aa) safety records; (bb) corporate tax savings; (cc) corporate cost of capital reduction; (dd) capital resource management plan development and implementation; (ee) internal financial controls plan development and implementation; (ff) investor relations program development and implementation; (gg) corporate relations program development and implementation; (hh) executive performance plan development and implementation; (ii) tax provision rate for financial statement purposes; (jj) cash flow return on investment (CFROI); (kk) warranted equity value (WEV); (ll) project gross margin (PGM) in earnings and in contract awards; (mm) project gross margin percentage in earnings and contract awards; (nn) project working capital; (oo) cost of cash; (pp) overhead leverage; (qq) ratio of earnings to fixed charges; and (rr) debt as a percentage of total capitalization.

        To the extent provided for by the Committee at the time an Award is granted or otherwise as permitted under Code Section 162(m), the Committee shall appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to account for any of the following events that occurs during a performance period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (d) accruals for reorganization and restructuring programs; (e) any infrequently occurring or other unusual items, either under applicable accounting provisions or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year; and (f) any other events as the Committee shall deem appropriate, if such adjustment is timely approved in connection with the establishment of Qualifying Performance Criteria.

        The term "Ten Year Treasury Yield" shall mean, for any fiscal period, the daily average percent per annum yield for U.S. Government Securities — 10 year Treasury constant maturities, as published in the Federal Reserve statistical release or any equivalent publication.

        Prior to the payment of any Award intended to qualify as "performance-based compensation" under Code Section 162(m) the Committee shall certify the extent to which any Qualifying Performance Criteria and any other material terms under such Award have been satisfied (other than in cases where the criteria relate solely to the increase in the value of the Company's Common Stock).

        With respect to any Award that is intended to satisfy the conditions for "performance-based compensation" under Code Section 162(m): (a) the Committee shall interpret the Plan in light of Code Section 162(m) and the regulations thereunder; and (b) such Award shall not be paid until the Committee shall first have certified that the Qualifying Performance Criteria have been satisfied.

        11.3    Dividends.    The Committee shall specify whether dividends or dividend equivalent amounts shall be credited and/or payable to any Participant with respect to the Shares subject to an Award; provided, however, that in no event will dividends or dividend equivalents be paid in respect of Stock Options or Stock Appreciation Rights. Notwithstanding the foregoing, dividends or dividend equivalents credited/payable in connection with an Award that is not yet vested shall be subject to the same restrictions and risk of forfeiture as the underlying Award and shall not be paid until the underlying Award vests.

        11.4    Voting Rights.    Prior to the vesting of the Shares underlying a Restricted Stock Award, Participants who hold a Restricted Stock Award shall have the right to vote such underlying Shares as the record owners thereof, and Participants who hold Stock Units shall not have voting rights with respect to the underlying Shares.

        11.5    Agreements Evidencing Awards.    The Committee shall, subject to applicable law, determine the date an Award is deemed to be granted, which for purposes of this Plan shall not be affected by the fact that an Award is contingent on subsequent stockholder approval of the Plan. The Committee or its delegate(s), except to the extent prohibited under applicable law, may establish the terms of agreements evidencing Awards under this Plan and may, but need not, require as a condition to any such agreement's effectiveness that such agreement be executed by the Participant and that the Participant agree to such further terms and conditions as specified in the agreement. The grant of an Award under this Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in this Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the agreement evidencing such Award.

        11.6    Tandem Stock or Cash Rights.    Either at the time an Award is granted or by subsequent action, the Committee may, but need not, provide that an Award shall contain as a provision thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash or a combination thereof, the amount of which is determined by reference to the value of the Award; provided, however, that the number of such rights granted under any Award shall not exceed the per Eligible Participant share limitation for such Award as set forth in Section 3.2 or Section 3.4, as applicable.

SECTION 12.    Deferred Payments and No Deferral of Stock Option or SAR Gains.

        Subject to the terms and conditions of the Plan, the Committee may determine that all or a portion of any Award to a Participant, whether it is to be paid in cash, Shares or a combination thereof, shall be deferred or may, in its sole discretion, approve deferral elections made by Participants. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion. Notwithstanding the foregoing, deferral of Stock Option or SAR gains shall not be permitted under the Plan, and in no event will any deferral of the delivery of Shares or any other payment with respect to any Award be allowed if the Committee determines, in its sole discretion, that the deferral would result in the imposition of the additional tax under Section 409A(a)(1)(B) of the Code. No Award shall provide for deferral of compensation that does not comply with Section 409A of the Code, unless the Committee, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A of the Code. The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee.

        Should any payments made in accordance with the Plan to a Specified Employee (as defined for purposes of Section 409A of the Code) be determined to be payments from a nonqualified deferred compensation plan, as defined by Section 409A of the Code and are payable in connection with a Participant's Separation from Service, that are not exempt from Section 409A of the Code as a short-term deferral or otherwise, these payments, to the extent otherwise payable within six (6) months after the Participant's date of Separation from Service, and to the extent necessary to avoid the imposition of taxes under Section 409A of the Code, will be paid in a lump sum on the earlier of the date that is six (6) months after the Participant's date of Separation from Service or the date of the Participant's death. For purposes of the Plan, a "Separation from Service" means an anticipated permanent reduction in a Participant's level of bona fide services to twenty percent (20%) or less of the average level of bona fide services performed by a Participant over the immediately preceding thirty-six (36) month period. For purposes of Section 409A of the Code, the payments to be made to a Participant in accordance with this Plan shall be treated as a right to a series of separate payments.

SECTION 13.    Changes in Capital Structure

        If the outstanding securities of the class then subject to this Plan are increased, decreased or exchanged for or converted into cash, property or a different number or kind of shares or securities, or if cash, property or shares or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split, spin-off or the like, or if substantially all of the property and assets of the Company are sold, then, the Committee shall make appropriate and proportionate adjustments in (i) the number and type of shares or other securities or cash or other property that may be acquired pursuant to outstanding Awards under this Plan and the exercise or settlement price of such Awards, as well as the limits with respect to Awards set forth in Section 3.2 and Section 3.4 of the Plan; provided, however, that any such adjustment shall be made in such a manner that will not affect the status of any Award intended to qualify (A) as an ISO under Code Section 422, (B) as exempt from coverage under Code Section 409A, or (C) as "performance based compensation" under Code Section 162(m), and (ii) the maximum number and type of shares or other securities that may be issued pursuant to such Awards thereafter granted under this Plan.

SECTION 14.    Change of Control

        14.1    Effect of Change of Control.    The Committee may through the terms of the Award or otherwise provide that any or all of the following shall occur, either immediately upon the Change of Control, or upon termination of the Eligible Participant's employment or service within twenty-four (24) months following a Change of Control: (a) in the case of an Option, the Participant's ability to exercise any portion of the Option not previously exercisable; (b) in the case of an Incentive Award payable in cash, the right to receive a payment equal to the target amount payable or a payment based on performance (or amounts accrued) through a date determined by the Committee prior to the Change of Control; and (c) in the case of Shares issued in payment of any Incentive Award, and/or in the case of Restricted Stock or Stock Units, the lapse and expiration of any conditions to the grant, issuance, retention, vesting or transferability of, or any other restrictions applicable to, such Award. If, in connection with a Change of Control, no provision is made for the exercise, payment or lapse of conditions or restrictions on the Award, or other procedure whereby the Participant may realize the full benefit of the Award, the Committee may, through the terms of the Award or otherwise, provide for a conditional exercise, payment or lapse of conditions or restrictions on an Award, which shall only be effective if such Change of Control is consummated. Notwithstanding anything herein to the contrary, in no event shall any accelerated vesting of an Award in connection with a Change of Control be effective unless the Change of Control is consummated.

        14.2    Definitions.    Unless the Committee or the Board shall provide otherwise, "Change of Control" shall mean an occurrence of any of the following events: (a) a third person, including a "group" as defined in Section 13(d)(3) of the Exchange Act, acquires shares of the Company having twenty-five percent or more of the total number of votes that may be cast for the election of directors of the Company; (b) the persons who were directors of the Company on the effective date of this Plan (the "Incumbent Directors") shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company, provided that any person becoming a director of the Company subsequent to the effective date of this Plan shall be considered an Incumbent Director if such person's election or nomination for election was approved by a vote of at least 50 percent of the Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened proxy contest relating to the election of members of the Board of Directors of the Company or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of the Company, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director; (c) the consummation of a transaction pursuant to which the Company will have merged into or consolidated with another corporation, or merged another corporation into the Company, on a basis whereby less than fifty percent (50%) of the total voting power of the surviving corporation is represented by shares held by stockholders of the Company immediately prior to such merger or consolidation; (d) the consummation of a sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition if the holders of the voting securities of the Company outstanding immediately prior thereto hold securities immediately thereafter which represent more than a majority of the combined voting power of the voting securities of the acquirer, or parent of the acquirer, of such assets; or (e) approval by the stockholders of the Company of the liquidation or dissolution of the Company.

SECTION 15.    Compensation Recoupment Policy

        Subject to the terms and conditions of the Plan, the Committee may provide that any Participant and/or any Award, including any Shares subject to an Award, is subject to any recovery, recoupment, clawback and/or other forfeiture policy maintained by the Company from time to time.

        Further, this provision also applies to any policy adopted by any exchange on which the securities of the Company are listed pursuant to Section 10D of the Securities Exchange Act of 1934. To the extent any such policy requires the repayment of incentive-based compensation received by a Participant, whether paid pursuant to an Award granted under this Plan or any other plan of incentive-based compensation maintained in the past or adopted in the future by the Company, by accepting an Award under this Plan, the Participant agrees to the repayment of such amounts to the extent required by such policy and applicable law.

SECTION 16.    Taxes

        16.1    Withholding Requirements.    The Committee may make such provisions or impose such conditions as it may deem appropriate for the withholding or payment by the Eligible Participant or Participant, as appropriate, for any taxes required as a result of any Awards granted under this Plan, and a Participant's rights in any Award are subject to satisfaction of such requirements.

        16.2    Payment of Withholding Taxes.    Notwithstanding the terms of Section 16.1 hereof, the Committee may provide in the agreement evidencing an Award or otherwise that all or any portion of the required withholding for taxes by the Company or, if permitted by the Committee, desired to be withheld by the Participant, in connection with the exercise of a Stock Option or Stock Appreciation Right or the exercise, vesting, settlement or transfer of any other Award shall be paid or, at the election of the Participant, may be paid by the Company with cash or shares of the Company's capital stock otherwise issuable or subject to such Award, or by the Participant delivering previously owned shares of the Company's capital stock, in each case having a fair market value equal to the minimum amount required to be withheld. Any such elections are subject to such conditions or procedures as may be established by the Committee and are subject to Committee approval.

SECTION 17.    Effective Date, Amendments and Termination

        17.1    Effectiveness and Expiration of Plan.    The Plan was adopted by the Board on February 1, 2017 and will become effective when it is approved by the Company's stockholders (the "Effective Date"). No Stock Option Award, Stock Appreciation Right Award, Restricted Stock Award, Incentive Award or Stock Unit Award shall be granted pursuant to the Plan more than ten (10) years after the Effective Date; provided, however, no Option intended to qualify as an incentive stock option under Section 422 of the Code shall be granted pursuant to the Plan after February 1, 2027.

        17.2    Amendment and Termination.    The Board of Directors may amend, alter or discontinue the Plan or any agreement evidencing an Award made under the Plan, but any such amendment shall be subject to approval of the stockholders of the Company to the extent required by law or by any applicable listing standard of the New York Stock Exchange or other securities exchange or stock market where the Company has listed the Shares. In addition, unless approved by a majority of the stockholders of the Company present in person or by proxy and actually voting, no such amendment shall be made that would:

          (a)   materially increase the maximum number of Shares for which Awards may be granted under the Plan, other than an increase pursuant to Section 13 ("Changes in Capital Structure");

          (b)   reduce the price at which Stock Options or Stock Appreciation Rights may be granted, as described in Section 6.2;

          (c)   reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights, as described in Section 6.7 and Section 7;

          (d)   extend the term of the Plan; or

          (e)   change the class of persons eligible to be Participants.

After the date of a Change of Control, no amendment to the Plan or any agreement evidencing an Award made under the Plan shall be effected that impairs the rights of any Award holder, without such holder's consent, under any Award granted prior to the date of the Change of Control.

SECTION 18.    Compliance with Other Laws and Regulations

        The Plan, the grant and exercise of Awards hereunder, and the obligation of the Company to sell, issue or deliver Shares under such Awards, shall be subject to all applicable Federal, state and foreign laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to register in a Participant's name or deliver any Shares prior to the completion of any registration or qualification of such Shares under any Federal, state or foreign law or any ruling or regulation of any government body which the Committee shall, in its sole discretion, determine to be necessary or advisable. This Plan is intended to constitute an unfunded arrangement for a select group of management or other key personnel.

        No Stock Option or Stock Appreciation Right shall be exercisable unless a registration statement with respect to the Stock Option or Stock Appreciation Right has been made and is in effect or the Company has determined that such registration is unnecessary. Unless the Awards and Shares covered by this Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, each person receiving an Award and/or Shares pursuant to any Award may be required by the Company to give a representation in writing that such person is acquiring such Shares for his or her own account for investment.

SECTION 19.    Award Grants by Subsidiaries

        In the case of a grant of an Award to any Participant employed by or providing service to a subsidiary or affiliate, such grant may, if the Committee so directs, be implemented by the Company issuing any subject Shares to the subsidiary or affiliate, for such lawful consideration as the Committee may determine, upon the condition or understanding that the subsidiary or affiliate will transfer the Shares to the Participant in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan. Notwithstanding any other provision hereof, such Award may be issued by and in the name of the subsidiary or affiliate and shall be deemed granted on such date as the Committee shall determine.

SECTION 20.    Miscellaneous

        20.1    Rights as Stockholder.    Except as otherwise provided herein, a Participant shall have no rights as a holder of Shares with respect to Awards hereunder, unless and until the Participant becomes registered as a holder of Shares on the records of the Company and/or any transfer agent or other administrator designated by the Company from time to time.

        20.2    No Right to Company Employment or Service.    Nothing in this Plan or as a result of any Award granted pursuant to this Plan shall confer on any individual any right to continue in the employ or service of the Company or interfere in any way with the right of the Company to terminate an individual's employment or service at any time. The Award agreements may contain such provisions as the Committee may approve with reference to the effect of approved leaves of absence by the Participant receiving the Award.

        20.3    Funding of Plan.    The Plan is intended to be an unfunded plan. The Company shall not be required to establish or fund any special or separate account or to make any other segregation of assets to assure the payment of any Award under the Plan. Participants are and shall at all times be general creditors of the Company with respect to their Awards. If the Committee or the Company chooses to set aside funds in a trust or otherwise for the payment of Awards under the Plan, such funds shall at all times be subject to the claims of the creditors of the Company in the event of its bankruptcy or insolvency.

        20.4    Successors.    All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

        20.5    Gender and Number.    Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, any feminine term used herein shall include the masculine, and the plural shall include the singular and the singular shall include the plural.

        20.6    Severability.    If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        20.7    Rules of Construction.    Whenever any provision of the Plan refers to any law, rule, or regulation, such provision shall be deemed to refer to the law, rule, or regulation currently in effect and, when and if such law, rule, or regulation is subsequently amended or replaced, to the amended or successor law, rule, or regulation. The term "including" shall be deemed to include the words "including without limitation."

        20.8    No Liability of the Company.    The Company and any subsidiary or affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant or any other person as to: (i) the non-issuance or sale of shares of Common Stock as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder; and (ii) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted hereunder.

        20.9    Non-Exclusivity of the Plan.    Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board of Directors or the Committee to adopt such other incentive arrangements as it or they may deem desirable, including without limitation, the granting of restricted stock or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

        20.10    Governing Law.    This Plan and any agreements hereunder shall be interpreted and construed in accordance with the laws of the State of Delaware and applicable Federal law. The Committee may provide that any dispute as to any Award shall be presented and determined in such forum as the Committee may specify, including through binding arbitration. Any reference in this Plan or in the agreement evidencing any Award to a provision of law or to a rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability.

Directions to the
Fluor Corporation 2017 Annual Meeting of Stockholders

Thursday, May 4, 2017, beginning at 8:30 a.m. Central Daylight Time
Fluor Corporation
6700 Las Colinas Boulevard
Irving, Texas 75039

NORTH
121
97
Freeport Parkway
N Belt Line Road
N MacArthur Blvd
Line Road
35E
635
Lyndon B. Johnson Freeway
International Pkwy
114
W Royal Line
John W Carpenter Fwy
Kinwest Pkwy
W Royal Line
Las Colinas Blvd
Riverside Dr
Colwell Blvd
Fluor Dr
President George Bush Turnpike
W Royal Line
Las Colinas Blvd
Dallas Fort Worth Airport
Airfield Drive
W Walnut Hill Lane
N MacArthur Blvd
Hidden Ridge
348
Stemmons Fwy
W Northwest Hwy
N Oconnor Road
East Las Colinas Blvd
Marsh Lane
W Northwest Hwy
12
Lemmon Ave
Northgate Dr
E John W Carpenter Fwy
Stemmons Fwy
Love Field Airport
161
S Belt Line Road
N Story Road
University of Dallas
482
Cedar Springs Road
183
W Airport Fwy
E Airport Fwy
Regal Row
W Mockingbird Ln
N MacArthur Blvd
Irving Blvd
W Mockingbird Ln
Inwood Road
Stemmons Fwy
Fluor Corporation
6700 Las Colinas Boulevard, Irving, Texas 75039
(469) 398-7000

From DFW Airport:	From Love Field:
Leaving the airport, take the north exit Travel east on TX 114 Take the MacArthur Blvd. exit and turn left Turn right onto Fluor Drive End at Fluor Corporation entrance	Leaving the airport, turn right on Mockingbird Ln. Travel west on TX 183 to TX 114 W Take the MacArthur Blvd. exit and turn right Turn right onto Fluor Drive End at Fluor Corporation entrance

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 5:59 P.M. Eastern Daylight Time on May 2, 2017 (benefit plan shares) or 11:59 P.M. Eastern Daylight Time on May 3, 2017 (registered shares). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. FLUOR CORPORATION ATTN DAWN STOUT E-3L 6700 LAS COLINAS BLVD. IRVING, TX 75039 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 5:59 P.M. Eastern Daylight Time on May 2, 2017 (for shares allocable to a benefit plan account) or 11:59 P.M. Eastern Daylight Time on May 3, 2017 (for registered shares). Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E17917-P87696-Z69492 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. FLUOR CORPORATION The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! Yes ! ! ! ! ! ! ! ! ! ! ! ! No ! ! ! ! ! ! ! ! ! ! ! A. Peter K. Barker For Against Abstain ! ! ! ! ! ! B. Alan M. Bennett L. Nader H. Sultan C. Rosemary T. Berkery M. Lynn C. Swann D. Peter J. Fluor The Board of Directors recommends you vote FOR proposal 2. ! ! 3 Years ! Against ! Abstain ! Abstain E. James T. Hackett 2. An advisory vote to approve the company's executive compensation. F. Samuel J. Locklear III The Board of Directors recommends you vote every "1 Year" on proposal 3. 1 Year 2 Years ! ! For G. Deborah D. McWhinney 3. An advisory vote on the frequency of advisory votes to approve executive compensation. H. Armando J. Olivera The Board of Directors recommends you vote FOR proposals 4 and 5. ! ! ! ! ! ! I. Joseph W. Prueher 4. The approval of the Fluor Corporation 2017 Performance Incentive Plan. The ratification of the appointment by our Audit Committee of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2017. J. Matthew K. Rose 5. K. David T. Seaton The Board of Directors recommends you vote AGAINST proposal 6. Please indicate if you plan to attend this meeting. ! ! ! 6. Stockholder proposal requesting adoption of greenhouse gas emissions reduction goals. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. NOTE: I also authorize my proxies to vote in their discretion with respect to such other business as may properly come before the meeting or any adjournment thereof. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date V.1.1

FLUOR CORPORATION 2017 Annual Meeting of Stockholders May 4, 2017 You are cordially invited to attend the 2017 Annual Meeting of Stockholders which will be held on Thursday, May 4, 2017, beginning at 8:30 a.m. Central Daylight Time at Fluor Corporation Headquarters 6700 Las Colinas Blvd. Irving, TX 75039 A map is included on the last page of the proxy statement. ADMITTANCE TICKET This ticket entitles you, the stockholder, to attend the 2017 Annual Meeting. Please bring it with you. Only stockholders with this ticket, valid identification and proof of stock ownership will be admitted. We look forward to welcoming you on Thursday, May 4, 2017. Important Notice Regar ding the A vailability of Pr oxy Materials for the Annual Meeting: The Annual Report and Notice & Proxy Statement are available at www.proxyvote.com E17918-P87696-Z69492 FLUOR CORPORATION Annual Meeting of Stockholders This proxy is solicited by the Board of Directors The undersigned, a stockholder of Fluor Corporation, a Delaware corporation, revoking any proxy previously given, hereby constitutes and appoints C.M. Hernandez and E.P. Helm, or either of them, the true and lawful agents and proxies of the undersigned with full power of substitution in each, to vote the shares of common stock of Fluor Corporation standing in the name of the undersigned at the Annual Meeting of Stockholders of Fluor Corporation, on Thursday, May 4, 2017 at 8:30 a.m. Central Daylight Time, and at any adjournment or postponement thereof with respect to the proposals listed on the reverse side of this proxy card and upon such other matters as may be properly presented. If you are a stockholder of record, this proxy card when properly executed will be voted as directed by the undersigned stockholder and in accordance with the discretion of the proxies as to any other matters that are properly presented. If no such direction is made, this proxy card will be voted FOR the election of the thirteen nominees for director, FOR the advisory resolution to approve the company's executive compensation, "1 Year" with respect to the frequency of advisory votes to approve executive compensation, FOR the approval of the Fluor Corporation 2017 Performance Incentive Plan, FOR the ratification of the appointment by our Audit Committee of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2017, and AGAINST the stockholder proposal. If you are a participant in a 401(k) or other retirement plan sponsored by Fluor Corporation or a subsidiary (the "Company Retirement Plans"), this proxy represents the number of Fluor Corporation shares allocable to that plan account as well as other shares registered in your name. As a participant in and a named fiduciary under the Company Retirement Plans, you have the right to direct the Northern Trust Company, as trustee, how to vote the shares of Fluor Corporation allocated to the plan account as well as a portion of any shares for which no timely voting instructions are received from other participants with respect to Proposals 2-6. If the trustee does not receive voting instructions from you by 5:59 p.m. Eastern Daylight Time on May 2, 2017, the trustee will vote FOR the nominees for Director in Proposal 1 and, with respect to Proposals 2-6, will vote the shares allocated to the plan account in the same proportion as it votes the shares for which it has received such instructions unless to do so would be inconsistent with the trustee's duties. If other matters come before the meeting, the named proxies will vote plan shares on those matters in their discretion. Continued and to be signed on reverse side V.1.1